UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22592

DoubleLine Opportunistic Credit Fund
(Exact name of Registrant as specified in charter)

2002 North Tampa Street, Suite 200

Tampa, FL 33602

(Address of principal executive offices) (Zip code)

Ronald R. Redell

President and Chief Executive Officer

c/o DoubleLine Capital LP

2002 North Tampa Street, Suite 200

Tampa, FL 33602

(Name and address of agent for service)

(813) 791-7333

Registrant’s telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period: September 30, 2024

Item 1. Reports to Stockholders.

(a)

Annual Report
September 30, 2024
DoubleLine Opportunistic Credit Fund
NYSE: DBL
DoubleLine || 2002 North Tampa Street, Suite 200 || Tampa, FL 33602 || (813) 791-7333
fundinfo@doubleline.com || www.doubleline.com

Annual Report	September 30, 2024	3

Chairman’s Letter	(Unaudited) September 30, 2024

Dear DoubleLine Funds Shareholder,
On behalf of the DoubleLine Funds, I am pleased to deliver the Annual Report for the 12-month period ended September 30, 2024. On the following pages, you will find specific information regarding each Fund’s operation and holdings. In addition, we discuss each Fund’s investment performance and the main drivers of that performance during the reporting period.
Over the 12-month period, financial markets, including many of the sectors in which the DoubleLine Funds invest, faced divergent risks and fluctuating risk sentiment. The Federal Reserve cut interest rates in September by 50 basis points (bps), after holding the federal funds rate steady since the Fed’s last hike in July 2023. Inflation continued its downward trajectory over the past 12 months and fell below 2.50% in September, as measured by the Consumer Price Index, but remained above the Fed’s 2% target rate. For the period, the S&P 500® Index returned 36.33%, and the Bloomberg US Aggregate Bond Index returned 11.57%.
In January, the Fed announced that the Bank Term Funding Program (BTFP) would cease making loans as of March 11. The BTFP was created in March 2023 to head off potential contagion throughout the banking sector after regional lenders Silicon Valley Bank and Signature Bank were taken under receivership by the Federal Deposit Insurance Corp. The BTFP offered loans of up to one year in length to banks that pledged qualifying collateral such as U.S. Treasuries and Agency mortgage-backed securities (MBS), among other assets.
In early August, the market went through a bout of volatility after the Bank of Japan unexpectedly hiked interest rates at its July monetary policy meeting. The decision was likely motivated at least in part by the value of the Japanese yen, which had weakened to 160 yen to one U.S. dollar in July, a level not seen since the 1980s. The ensuing weeks brought large market movements, with the Tokyo Stock Exchange Price Index losing 12%, and the CBOE Volatility Index temporarily eclipsing 65 on August 5. Relative calm then returned to the markets as the S&P 500® and other indices returned to repeatedly setting all-time highs in September.
Economic fundamentals were largely resilient during the reporting period, and domestic growth was supported by continued consumer spending. U.S. second quarter gross domestic product was revised higher in September, with the third estimate reporting the economy grew at a seasonally adjusted annualized rate of 3.0% quarter-over-quarter versus the second estimate of 2.8% growth released a month prior. The U-3 unemployment rate weakened during the 12-month period, finishing at 4.1%. Furthermore, Job Openings and Labor Turnover Survey data for August showed the ratio of vacancies per unemployed job seeker to be 1.13, down meaningfully over the reporting period. But bearish signals remain. U.S. manufacturing has been in contractionary territory since March, as tracked by the ISM Manufacturing PMI, while the Conference Board Leading Economic Index remained in negative territory throughout the period.
Over the period, the two-year Treasury yield fell 140 bps, the five-year yield fell 105 bps, the 10-year yield fell 79 bps, and the 30-year yield fell 58 bps. Traditional fixed-income sectors, including Treasuries, Agency MBS and investment grade corporate bonds, all benefited from falling interest rates along the Treasury curve. Sector returns across the fixed income universe were largely positive, with credit spreads tightening and lower-quality assets outperforming their higher-quality peers.
Global central banks largely loosened policy rates in the period, as slowing growth and the downward trajectory of inflation turned out to be a global phenomenon. The European Central Bank cut its deposit rate another 25 bps in September after a 25-bp cut in June, and the Bank of England cut its deposit rate 25 bps at the end of July.
While the Russia-Ukraine war raged on in the 12-month period, European equities returned 19.51%, as tracked by the MSCI Europe Index. In the Middle East, military conflict continued to widen in the region after the October 7 attack on Israel by Hamas. The price of oil has been volatile as the intensity of the fighting has ebbed and flowed. Over the period, the price of oil fell 24.70%, as tracked by Brent crude prices.
4	DoubleLine Opportunistic Credit Fund

(Unaudited) September 30, 2024
In China, structural issues surrounding the real estate sector and an aging population continued to overshadow hopes for a return to pre-COVID-19 growth rates. In response, the People’s Bank of China announced a stimulus package in September aimed at pulling China’s economy out of its deflationary funk. The package offers more funding and interest rate cuts to restore confidence in the world’s second largest economy after a slew of disappointing data raised concerns of a prolonged structural slowdown. This package varies from previous China stimulus packages in that it is focused on capital transfers to the financial system and provides some support, on the margin, via vouchers and social financing rather than infrastructure investment. Chinese financial assets rallied in response to the stimulus, but time will tell if the enthusiasm translates into improving economic growth.
The DoubleLine investment team strives to deliver attractive risk-adjusted returns to our investors through full economic cycles and variable interest-rate environments using a time-tested process. Therefore, we are confident in our ability to take advantage of future opportunities by drawing upon the extensive experience of our team.
If you have any questions regarding the DoubleLine Funds, please don’t hesitate to call us at 1 (877) DLINE 11 / 1 (877) 354-6311 or visit our website www.doubleline.com, where our investment management team offers deeper insights and analysis on relevant capital market activity impacting investors today. Thank you for your continued support and entrusting DoubleLine with your investments. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.
Sincerely,

Ronald Redell, CFA
Chairman of the Board of Trustees
DoubleLine Opportunistic Credit Fund
November 1, 2024
Annual Report	September 30, 2024	5

Management's Discussion of Fund Performance	(Unaudited) September 30, 2024
DoubleLine Opportunistic Credit Fund
For the 12-month period ended September 30, 2024, the DoubleLine Opportunistic Credit Fund outperformed the benchmark Bloomberg US Aggregate Bond Index return of 11.57% on a net asset value basis. Over the period, yields rallied across the U.S. Treasury curve as inflation moderated, and the Federal Reserve in September reversed its historic quantitative tightening cycle that dominated fixed income markets for two years. The best-performing sectors in the Fund were its government-backed holdings, Treasuries and Agency mortgage-backed securities. These were the longest-duration assets in the Fund and benefited the most from the yield rally across the period. Despite their floating interest rates, collateralized loan obligations also contributed materially to performance largely due to their high interest income. Though posting positive returns, the laggard sector was asset-backed securities due to their relatively short duration profiles.

12-Month Period Ended 9-30-24	12-Months
Total Return based on NAV	19.24%
Total Return based on Market Price	18.40%
Bloomberg US Aggregate Bond Index*	11.57%

*	Reflects no deduction for fees, expenses, or taxes.
For additional performance information, please refer to the “Performance Summary.”
The Fund seeks to pay regular monthly distributions out of its net investment income at a rate that reflects its current and projected net income performance. To permit the Fund to maintain more stable monthly distributions, the Fund may pay distributions at a rate different than the amount of net income actually earned by the Fund during the period. Distributions are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the distributions exceed the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 5 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period. If a portion of the Fund’s distributions is from sources other than net investment income, shareholders will be notified of the estimated composition of such distribution through a Section 19 notice. For financial reporting purposes, the per share amounts of the Fund’s distributions for the reporting period are presented in the Financial Highlights.
Opinions expressed herein are as of September 30, 2024, and are subject to change at any time, are not guaranteed and should not be considered investment advice.
Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments for a complete list of Fund holdings as of period end.
There are risks associated with an investment in the Fund. Shares of closed-end investment companies frequently trade at a discount to their net asset value, which may increase investors’ risk of loss. Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. An investment in the Fund should not constitute a complete investment program.
This document is not an offer to sell securities or the solicitation of an offer to buy securities, nor shall there be any sale or offer of these securities, in any jurisdiction where such sale or offer is not permitted.
The Fund’s shares are only available for purchase through broker/dealers on the secondary market. Unlike an open-end mutual fund, closed-end funds typically offer a fixed number of shares for sale. After the initial public offering, shares are bought in the secondary marketplace, and the market price of the shares is determined by supply and demand, not by NAV, often at a lower price than the NAV. A closed-end fund is not required to buy its shares back from investors upon request.
Investing involves risk. Principal loss is possible. Investments in debt securities typically decline in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. The Fund may invest in foreign securities which involves greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for investments in emerging markets. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. Exchange-traded fund investments involve additional risks such as the market price trading at a discount to its net asset value, an active secondary trading market may not develop or be
6	DoubleLine Opportunistic Credit Fund

(Unaudited) September 30, 2024
maintained, or trading may be halted by the exchange in which they trade, which may impact a fund's ability to sell its shares. Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision-making, economic or market conditions or other unanticipated factors. In addition, the Fund may invest in other asset classes and investments such as, among others, REITs, credit default swaps, short sales, derivatives and smaller companies which include additional risks. Additional principal risks for the Fund can be found in the prospectus.
Diversification does not assure a profit or protect against loss in a declining market.
The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. You can obtain the Fund’s most recent periodic reports and certain other regulatory filings by calling 1 (877) DLINE 11 / 1 (877) 354-6311, or visiting www.doubleline.com. You should read these reports and other filings carefully before investing.
The performance shown assumes the reinvestment of all dividends and distributions and does not reflect any reductions for taxes. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Performance reflects management fees and other fund expenses.
Performance data quoted represents past performance; past performance does not guarantee future results and does not reflect the deduction of any taxes a shareholder would pay on fund distributions or the sale of fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares when sold may be worth more or less than the original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1 (877) DLINE 11 / 1 (877) 354-6311 or by visiting www.doubleline.com/funds/opportunistic-credit-fund/.
Credit ratings from Moody’s Investor Services, Inc. (“Moody’s”) range from the highest rating of Aaa for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of C for the lowest rated class of bonds. Credit ratings from S&P Global Ratings (“S&P”) range from the highest rating of AAA for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of D for bonds that are in default. Credit ratings are determined from the highest available credit rating from any Nationally Recognized Statistical Rating Organization (“NRSRO”). DoubleLine chooses to display credit ratings using S&P’s rating convention, although the rating itself might be sourced from another NRSRO. In limited situations when the rating agency has not issued a formal rating, the rating agency will classify the security as nonrated.
Index Descriptions and Other Definitions
An investment cannot be made directly in an index. The performance of any index mentioned in this commentary has not been adjusted for ongoing expenses applicable to fund investments.
The index descriptions provided herein are based on information provided on the respective index provider’s website or from other third-party sources. The Fund and DoubleLine have not verified these index descriptions and disclaim responsibility for their accuracy and completeness.
The reference and link to any websites in this Annual Report have been provided as a convenience, and the information contained on such website is not incorporated by reference into this Annual Report.
Agency—Refers to mortgage-backed securities (MBS) whose principal and interest are guaranteed by a U.S. government agency such as Fannie Mae (FNMA) or Freddie Mac (FHLMC).
Asset-Backed Securities (ABS)—Investment securities, such as bond or notes, that are collateralized by a pool of assets, such as loans, leases, credit card debt, royalties or receivables.
Basis Points (bps)—Basis points (or basis point (bp)) refer to a common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01% or 0.0001, and is used to denote the percentage change in a financial instrument. The relationship between percentage changes and basis points can be summarized as: 1% change = 100 basis points;
0.01% = 1 basis point.
Bloomberg US Aggregate Bond Index—This index (the “Agg”) represents securities that are SEC registered, taxable and U.S. dollar denominated. It covers the U.S. investment grade, fixed-rate bond market, with components for government and corporate securities, mortgage pass-through securities and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.
Brent Crude Oil—Major trading classification of sweet light crude oil that serves as a benchmark price for purchases of oil worldwide. Brent is known as a light, sweet oil because it contains 0.24% sulfur, making it “sweet,” and has a low density, making it “light.”
Annual Report	September 30, 2024	7

Management's Discussion of Fund Performance (Cont.)
CBOE Volatility Index (VIX)—This real-time market index represents the market’s expectation of 30-day forward-looking volatility and is derived from the price inputs of S&P 500 Index options. Calculated and published by the Chicago Board Options Exchange (CBOE), the index is also known by such names as the “Fear Gauge” or “Fear Index.”
Collateralized Loan Obligation (CLO)—Single security backed by a pool of debt.
Conference Board Leading Economic Index (LEI)—This index tracks a group of composite indexes (manufacturers’ orders, initial unemployment insurance claims, et al.) as a means of gauging the strength of a particular industry or the economy.
Consumer Price Index (CPI)—This index, compiled by the U.S. Bureau of Labor Statistics, examines the weighted average of the prices of a basket of consumer goods and services, such as transportation, food and medical care. It is calculated by averaging price changes for each item in the basket. Changes in the CPI are used to assess price changes associated with the cost of living. The CPI is one of the most frequently used statistics for identifying periods of inflation or deflation.
Duration—Measure of the sensitivity of the price of a bond or other debt instrument to a change in interest rates.
Federal Funds Rate—Target interest rate, set by the Federal Reserve at its Federal Open Market Committee (FOMC) meetings, at which commercial banks borrow and lend their excess reserves to each other overnight. The Fed sets a target federal funds rate eight times a year, based on prevailing economic conditions.
Federal Open Market Committee (FOMC)—Branch of the Federal Reserve System that determines the direction of monetary policy specifically by directing open market operations. The FOMC comprises the seven board governors and five (out of 12) Federal Reserve Bank presidents.
Gross Domestic Product (GDP)—Market value of all final goods and services produced within a country in a given period. GDP is considered an indicator of a country’s standard of living.
Investment Grade (IG)—Rating that signifies a municipal or corporate bond presents a relatively low risk of default. Bonds below this designation are considered to have a high risk of default and are commonly referred to as high yield (HY) or “junk bonds.” The higher the bond rating the more likely the bond will return 100 cents on the U.S. dollar.
ISM Manufacturing PMI—This index (which used to be called the ISM Manufacturing Purchasing Managers Index) is compiled by the Institute for Supply Management and tracks the economic health of the manufacturing sector. The index is based on five major indicators: new orders, inventory levels, production, supplier deliveries and employment environment. A number below 50 is considered a contractionary signal for the economy; a number above 50 is considered expansionary.
Job Openings and Labor Turnover Survey (JOLTS)—Conducted by the U.S. Bureau of Labor Statistics, JOLTS involves the monthly collection, processing and dissemination of job openings and labor turnover data. The data, collected from sampled establishments on a voluntary basis, includes employment, job openings, hires, quits, layoffs, discharges and other separations. The number of unfilled jobs – used to calculate the job openings rate – is an important measure of the unmet demand for labor, providing a more complete picture of the U.S. labor market than by looking solely at the unemployment rate.
Mortgage-Backed Securities (MBS)—Investment similar to a bond that is made up of a bundle of home loans bought from the banks that issued them. Investors in MBS receive periodic payments similar to bond coupon payments.
MSCI Europe Index—This index is U.S. dollar denominated and represents the performance of mid- and large-capitalization equities across 15 developed markets in Europe. With 424 constituents, it covers approximately 85% of the free-float-adjusted market capitalization in each country.
Net Asset Value (NAV)—Net value of an entity calculated as the total value of the entity’s assets minus the total value of its liabilities. Most commonly used in the context of a mutual fund or an exchange-traded fund (ETF), the NAV represents the per share/unit price of the fund at a specific date or time.
Quantitative Tightening (QT)—Reverse of quantitative easing (QE); a central bank that acquired financial assets under QE undertakes steps to reduce its balance sheet.
S&P 500® Index—This unmanaged capitalization-weighted index of the stocks of the 500 largest publicly traded U.S. companies is designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks, which represent all major industries.
Spread—Difference between yields on differing debt instruments, calculated by deducting the yield of one instrument from another. The higher the yield spread, the greater the difference between the yields offered by each instrument. The spread can be measured between debt instruments of differing maturities, credit ratings or risk.
8	DoubleLine Opportunistic Credit Fund

(Unaudited) September 30, 2024
Tokyo Stock Exchange Price Index (TOPIX)—This index tracks all domestic companies of the exchange’s first section and includes 33 industries.
U-3 Unemployment Rate—Officially recognized rate of unemployment, compiled and released monthly by the U.S. Bureau of Labor Statistics, measuring the number of unemployed people as a percentage of the labor force.
This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein.
DoubleLine has no obligation to provide revised assessments in the event of changed circumstances. While we have gathered this information from sources believed to be reliable, DoubleLine cannot guarantee the accuracy of the information provided. Securities discussed are not recommendations and are presented as examples of issue selection or portfolio management processes. They have been picked for comparison or illustration purposes only. No security presented within is either offered for sale or purchase. DoubleLine reserves the right to change its investment perspective and outlook without notice as market conditions dictate or as additional information becomes available.
Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision making, economic or market conditions or other unanticipated factors. The views and forecasts expressed in this material are as of the date indicated, are subject to change without notice, may not come to pass and do not represent a recommendation or offer of any particular security, strategy, or investment. Past performance is no guarantee of future results.
DoubleLine® is a registered trademark of DoubleLine Capital LP.
Foreside Fund Services, LLC provides marketing review services for DoubleLine Capital LP.
Annual Report	September 30, 2024	9

Performance Summary	(Unaudited) September 30, 2024

DBL
DoubleLine Opportunistic Credit Fund Returns as of September 30, 2024	1 Year	3 Years Annualized	5 Years Annualized	10 Years Annualized	Since Inception Annualized (1-27-12 to 9-30-24)
Total Return based on NAV	19.24%	1.36%	2.64%	4.96%	5.69%
Total Return based on Market Price	18.40%	1.29%	3.02%	4.92%	5.30%
Bloomberg US Aggregate Bond Index[1]	11.57%	-1.39%	0.33%	1.84%	1.91%

Performance data quoted represents past performance; past performance does not guarantee future results and does not reflect the deduction of any taxes a shareholder would pay on fund distributions or the sale of fund shares. The performance information shown assumes reinvestment of all dividends and distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares when sold may be worth more or less than the original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance reflects management fees and other fund expenses. Performance data current to the most recent month-end may be obtained by calling (877) 354-6311 or by visiting www.doubleline.com.
[1]	Reflects no deduction for fees, expenses, or taxes.
10	DoubleLine Opportunistic Credit Fund

Growth of Investment	(Unaudited) September 30, 2024
DoubleLine Opportunistic Credit Fund
Value of a $10,000 Investment1

Average Annual Total Returns1
As of September 30, 2024

	1 Year	5 Years	10 Years	Since Inception Annualized (1/27/2012)
DoubleLine Opportunistic Credit Fund
Total Return based on NAV	19.24%	2.64%	4.96%	5.69%
Total Return based on Market Price	18.40%	3.02%	4.92%	5.30%
Bloomberg US Aggregate Bond Index	11.57%	0.33%	1.84%	1.91%

1
Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact an authorized representative at (877) 354-6311 or visit www.doubleline.com. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. The returns shown do not reflect commissions that may be paid in respect of shares purchased in connection with the Fund’s offering of Common Shares under the Fund’s Shelf Registration (see Note 12). If it were reflected the Fund’s performance shown would be lower. The total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Please call (877) 354-6311 or visit www.doubleline.com to receive performance results current to the most recent month-end.
Bloomberg US Aggregate Bond Index—This index (the “Agg”) represents securities that are SEC registered, taxable and dollar denominated. It covers the U.S. investment grade, fixed-rate bond market, with components for government and corporate securities, mortgage pass-through securities and asset-backed securities. These major sectors are subdivided into more specific indexes that are calculated and reported on a regular basis. Index performance reflects no deduction for fees, expenses or taxes.
The Fund’s investments likely will diverge widely from the components of the benchmark index which could lead to performance dispersion between the Fund and the benchmark index, meaning that the Fund could outperform or underperform the index at any given time.
Annual Report	September 30, 2024	11

Schedule of Investments DoubleLine Opportunistic Credit Fund	September 30, 2024

Principal Amount $	Security Description	Rate	Maturity	Value $
ASSET BACKED OBLIGATIONS - 1.5%
	Blue Stream Communications LLC
500,000	Series 2023-1A-C	8.90%(a)	05/20/2053	478,348
	Compass Datacenters LLC
500,000	Series 2024-1A-B	7.00%(a)	02/25/2049	516,207
	Jimmy Johns LLC
1,121,000	Series 2017-1A-A2II	4.85%(a)	07/30/2047	1,107,028
	Lendingpoint Asset Securitization Trust
1,000,000	Series 2022-B-B	5.99%(a)	10/15/2029	924,388
	Sierra Timeshare Conduit Receivables Funding LLC
263,387	Series 2023-2A-D	9.72%(a)	04/20/2040	272,511
	SoFi Professional Loan Program LLC
20,000	Series 2018-A-R1	0.00%(a)(b)(c)	02/25/2042	158,230
5,930	Series 2018-A-R2	0.00%(a)(b)(c)	02/25/2042	46,915
	Upstart Pass-Through Trust Series
1,000,000	Series 2021-ST5-CERT	0.00%(a)(b)(c)	07/20/2027	172,503
	Willis Lease Finance Corp.
570,487	Series 2021-A-C	7.39%(a)	05/15/2046	561,088
	Total Asset Backed Obligations (Cost $4,250,864)			4,237,218

BANK LOANS - 10.3%
	AAdvantage Loyalty IP Ltd.
277,500	Senior Secured First Lien Term Loan (3 mo. SOFR US + 4.75%, 0.75% Floor)	10.29%	04/20/2028	285,708
	Access CIG LLC
564,585	Senior Secured First Lien Term Loan (3 mo. SOFR US + 5.00%, 0.50% Floor)	10.25%	08/18/2028	567,710
	Acrisure LLC
405,383	Senior Secured First Lien Term Loan (1 mo. SOFR US + 3.25%, 0.00% Floor)	8.21%	11/06/2030	402,217
	Acuris Finance US, Inc.
313,576	Senior Secured First Lien Term Loan (3 mo. SOFR US + 4.00%, 0.50% Floor)	9.48%	02/16/2028	312,792
	ADMI Corp.
645,125	Senior Secured First Lien Term Loan (1 mo. SOFR US + 5.75%, 0.00% Floor)	10.60%	12/23/2027	646,938
	Allied Universal Holdco LLC
502,410	Senior Secured First Lien Term Loan (1 mo. SOFR US + 3.75%, 0.50% Floor)	8.70%	05/15/2028	498,077
	Altice France SA
139,295	Senior Secured First Lien Term Loan (3 mo. SOFR US + 5.50%, 0.00% Floor)	10.80%	08/31/2028	104,819
	Alvaria Holdco (Aspect Software) Second-Out T/L
122,411	Senior Secured First Lien Term Loan (1 mo. SOFR US + 1.00%, 0.75% Floor)	6.08%	05/18/2028	55,239
4,260	Senior Secured First Lien Term Loan (1 mo. SOFR US + 1.00% or 6.50% PIK, 0.75% Floor)	6.08%	05/18/2028	1,922
	Alvaria Holdco (Aspect Software) Third-Out T/L A
285,626	Senior Secured First Lien Term Loan (1 mo. SOFR US + 2.00%, 0.00% Floor)	6.97%	05/18/2028	22,850
8,392	Senior Secured First Lien Term Loan (1 mo. SOFR US + 2.00% or 5.50% PIK, 0.00% Floor)	6.97%	05/18/2028	671
	American Tire Distributors, Inc.
419,250	Senior Secured First Lien Term Loan (3 mo. SOFR US + 6.25%, 0.75% Floor)	11.80%	10/23/2028	253,822

Principal Amount $	Security Description	Rate	Maturity	Value $
	Applied Systems, Inc.
170,000	Senior Secured Second Lien Term Loan (3 mo. SOFR US + 5.25%, 0.00% Floor)	9.85%	02/23/2032	175,449
	Apro LLC
270,000	Senior Secured First Lien Term Loan (1 mo. SOFR US + 3.75%, 0.00% Floor)	8.87%	07/09/2031	271,266
	Artera Services LLC
502,472	Senior Secured First Lien Term Loan (3 mo. SOFR US + 4.50%, 0.00% Floor)	9.10%	02/10/2031	491,086
	Ascend Learning LLC
792,174	Senior Secured Second Lien Term Loan (1 mo. SOFR US + 5.75%, 0.50% Floor)	10.70%	12/10/2029	768,904
	Astra Acquisition Corp.
91,303	Senior Secured First Lien Term Loan (3 mo. SOFR US + 6.75%, 2.00% Floor)	12.08%	02/25/2028	75,691
144,415	Senior Secured First Lien Term Loan (3 mo. SOFR US + 5.25%, 2.00% Floor)	9.85%	10/25/2028	30,087
	Asurion LLC
110,000	Senior Secured Second Lien Term Loan (1 mo. SOFR US + 5.25%, 0.00% Floor)	10.21%	02/03/2028	103,577
450,000	Senior Secured Second Lien Term Loan (1 mo. SOFR US + 5.25%, 0.00% Floor)	10.21%	01/22/2029	417,550
	Aveanna Healthcare LLC
825,000	Senior Secured Second Lien Term Loan (3 mo. SOFR US + 7.00%, 0.50% Floor)	12.21%	12/10/2029	780,916
	Aventiv Technologies LLC
2,255	Senior Secured First Lien Term Loan (3 mo. SOFR US + 7.50%, 0.00% Floor)	12.37%	07/31/2025	2,297
	Bausch + Lomb Corp.
132,626	Senior Secured First Lien Term Loan (1 mo. SOFR US + 3.25%, 0.50% Floor)	8.27%	05/10/2027	132,313
520,370	Senior Secured First Lien Term Loan (1 mo. SOFR US + 4.00%, 0.00% Floor)	8.85%	09/29/2028	520,698
	BCPE Empire Holdings, Inc.
168,246	Senior Secured First Lien Term Loan (1 mo. SOFR US + 4.00%, 0.50% Floor)	8.85%	12/26/2028	168,509
	Boxer Parent Co., Inc.
545,000	Senior Secured First Lien Term Loan (3 mo. SOFR US + 3.75%, 0.00% Floor)	9.01%	07/30/2031	544,567
665,000	Senior Secured Second Lien Term Loan (3 mo. SOFR US + 5.75%, 0.00% Floor)	11.01%	07/30/2032	655,580
	Brand Industrial Services, Inc.
297,864	Senior Secured First Lien Term Loan (3 mo. SOFR US + 4.50%, 0.50% Floor)	9.75%	08/01/2030	290,279
	Cengage Learning, Inc.
194,025	Senior Secured First Lien Term Loan (6 mo. SOFR US + 4.25%, 1.00% Floor)	9.54%	03/24/2031	194,680
	Central Parent LLC
170,000	Senior Secured First Lien Term Loan (3 mo. SOFR US + 3.25%, 0.00% Floor)	7.85%	07/06/2029	168,442
	ClubCorp Holdings, Inc.
426,408	Senior Secured First Lien Term Loan (3 mo. SOFR US + 5.00%, 0.00% Floor)	9.87%	09/18/2026	427,590
17,383	Senior Secured First Lien Term Loan (3 mo. SOFR US + 5.00%, 0.00% Floor)	9.87%	09/18/2026	17,431

12	DoubleLine Opportunistic Credit Fund	The accompanying notes are an integral part of these financial statements.

September 30, 2024

Principal Amount $	Security Description	Rate	Maturity	Value $
	Connect Finco SARL
68,050	Senior Secured First Lien Term Loan (1 mo. SOFR US + 3.50%, 0.50% Floor)	8.35%	12/11/2026	67,868
	Constant Contact, Inc.
273,749	Senior Secured First Lien Term Loan (3 mo. SOFR US + 4.00%, 0.75% Floor)	9.57%	02/10/2028	265,423
	Cornerstone Building Brands, Inc.
135,000	Senior Secured First Lien Term Loan (1 mo. SOFR US + 4.50%, 0.50% Floor)	9.60%	05/15/2031	133,693
	Crosby US Acquisition Corp.
129,027	Senior Secured First Lien Term Loan (1 mo. SOFR US + 4.00%, 0.50% Floor)	9.25%	08/16/2029	129,430
	Dcert Buyer, Inc.
373,052	Senior Secured First Lien Term Loan (1 mo. SOFR US + 4.00%, 0.00% Floor)	9.25%	10/16/2026	362,911
	Deerfield Dakota Holding LLC
520,886	Senior Secured First Lien Term Loan (3 mo. SOFR US + 3.75%, 1.00% Floor)	8.35%	04/09/2027	511,020
	DG Investment Intermediate Holdings 2, Inc.
280,000	Senior Secured Second Lien Term Loan (1 mo. SOFR US + 6.75%, 0.75% Floor)	11.71%	03/29/2029	264,075
	Directv Financing LLC
434,238	Senior Secured First Lien Term Loan (1 mo. SOFR US + 5.25%, 0.75% Floor)	10.21%	08/02/2029	428,267
	Dynasty Acquisition Co., Inc.
7,180	Senior Secured First Lien Term Loan (1 mo. SOFR US + 3.50%, 0.00% Floor)	8.35%	08/24/2028	7,193
	Edelman Financial Engines Center LLC
555,000	Senior Secured Second Lien Term Loan (1 mo. SOFR US + 5.25%, 0.00% Floor)	10.10%	10/06/2028	554,770
	Edgewater Generation LLC
335,000	Senior Secured First Lien Term Loan (1 mo. SOFR US + 4.25%, 0.00% Floor)	9.10%	08/01/2030	338,350
	EG America LLC
258,714	Senior Secured First Lien Term Loan (Daily US Secured Overnight Financing Rate + 5.50%, 0.00% Floor)	10.72%	02/07/2028	258,930
	Eisner Advisory Group LLC
307,878	Senior Secured First Lien Term Loan (1 mo. SOFR US + 4.00%, 0.50% Floor)	8.85%	02/28/2031	309,310
	Ellucian Holdings, Inc.
108,729	Senior Secured First Lien Term Loan (1 mo. SOFR US + 3.50%, 0.50% Floor)	8.45%	10/29/2029	109,128
	Fertitta Entertainment LLC/NV
491,221	Senior Secured First Lien Term Loan (1 mo. SOFR US + 3.75%, 0.50% Floor)	8.85%	01/29/2029	490,421
	FinThrive Software Intermediate Holdings, Inc.
235,000	Senior Secured Second Lien Term Loan (1 mo. SOFR US + 6.75%, 0.50% Floor)	11.71%	12/17/2029	103,449
	Flynn America LP
172,281	Senior Secured First Lien Term Loan (1 mo. SOFR US + 4.50%, 0.50% Floor)	9.46%	07/31/2028	170,774
172,281	Senior Secured First Lien Term Loan (1 mo. SOFR US + 4.50%, 0.50% Floor)	9.46%	07/31/2028	170,774

Principal Amount $	Security Description	Rate	Maturity	Value $
	Foresight Energy LLC
86,664	Senior Secured First Lien Term Loan (3 mo. SOFR US + 8.00%, 1.50% Floor)	12.70%(c)	06/30/2027	86,664
	Gainwell Acquisition Corp.
802,596	Senior Secured First Lien Term Loan (3 mo. SOFR US + 4.00%, 0.75% Floor)	8.70%	10/01/2027	765,978
	Garda World Security Corp.
293,503	Senior Secured First Lien Term Loan (1 mo. SOFR US + 3.50%, 0.00% Floor)	8.60%	02/01/2029	293,833
	GIP II Blue Holding LP
56,751	Senior Secured First Lien Term Loan (1 mo. SOFR US + 3.75%, 1.00% Floor)	9.00%	09/29/2028	57,035
	Grant Thornton LLP/Chicago
80,000	Senior Secured First Lien Term Loan (1 mo. SOFR US + 3.25%, 0.00% Floor)	8.10%	05/30/2031	80,206
	Groupe Solmax, Inc.
59,919	Senior Secured First Lien Term Loan (1 mo. SOFR US + 4.75%, 0.75% Floor)	10.11%	07/24/2028	55,655
85,843	Senior Secured First Lien Term Loan (1 mo. SOFR US + 4.75%, 0.75% Floor)	10.11%	07/24/2028	79,734
59,457	Senior Secured First Lien Term Loan (3 mo. SOFR US + 4.75%, 0.75% Floor)	10.35%	07/24/2028	55,226
109,688	Senior Secured First Lien Term Loan (3 mo. SOFR US + 4.75%, 0.75% Floor)	10.35%	07/24/2028	101,883
	Hexion Holdings Corp.
616,067	Senior Secured First Lien Term Loan (3 mo. SOFR US + 4.50%, 0.50% Floor)	9.77%	03/15/2029	612,383
	INEOS US Finance LLC
476,400	Senior Secured First Lien Term Loan (1 mo. SOFR US + 3.25%, 0.00% Floor)	8.10%	02/19/2030	476,741
	INEOS US Petrochem LLC
258,700	Senior Secured First Lien Term Loan (1 mo. SOFR US + 4.25%, 0.00% Floor)	9.20%	03/29/2029	259,105
	Kenan Advantage Group, Inc.
278,602	Senior Secured First Lien Term Loan (1 mo. SOFR US + 3.25%, 0.00% Floor)	8.10%	01/25/2029	278,138
	Klockner Pentaplast of America, Inc.
309,677	Senior Secured First Lien Term Loan (6 mo. SOFR US + 4.73%, 0.50% Floor)	9.72%	02/09/2026	292,473
	Kronos Acquisition Holdings, Inc.
350,000	Senior Secured First Lien Term Loan (3 mo. SOFR US + 4.00%, 0.00% Floor)	9.31%	07/08/2031	329,000
	LBM Acquisition LLC
585,578	Senior Secured First Lien Term Loan (1 mo. SOFR US + 3.75%, 0.75% Floor)	8.97%	06/06/2031	575,178
	LC Ahab US Bidco LLC
175,000	Senior Secured First Lien Term Loan (1 mo. SOFR US + 3.50%, 0.00% Floor)	8.35%	05/01/2031	175,985
	Lealand Finance Co. BV
6,257	Senior Secured First Lien Term Loan (1 mo. SOFR US + 3.00%, 0.00% Floor)	7.96%	06/30/2027	3,363
15,506	Senior Secured First Lien Term Loan (1 mo. SOFR US + 1.00%, 0.00% Floor)	5.96%	12/31/2027	5,939

The accompanying notes are an integral part of these financial statements.	Annual Report	September 30, 2024	13

Schedule of Investments DoubleLine Opportunistic Credit Fund (Cont.)

Principal Amount $	Security Description	Rate	Maturity	Value $
76,354	Senior Secured First Lien Term Loan (1 mo. SOFR US + 1.00%, 0.00% Floor)	5.96%	12/31/2027	29,243
	Lereta LLC
115,937	Senior Secured First Lien Term Loan (1 mo. SOFR US + 5.25%, 0.75% Floor)	10.21%	08/07/2028	94,489
	LifePoint Health, Inc.
373,127	Senior Secured First Lien Term Loan (3 mo. SOFR US + 4.75%, 0.00% Floor)	10.05%	11/16/2028	373,407
69,825	Senior Secured First Lien Term Loan (1 mo. SOFR US + 4.00%, 0.00% Floor)	8.96%	05/14/2031	69,919
	Mitchell International, Inc.
645,000	Senior Secured Second Lien Term Loan (1 mo. SOFR US + 5.25%, 0.00% Floor)	10.10%	06/17/2032	635,057
	MLN US Holdco LLC
155,000	Senior Secured Second Lien Term Loan (3 mo. SOFR US + 8.75%, 0.00% Floor)	13.66%	11/30/2026	8,961
	Modena Buyer LLC
465,000	Senior Secured First Lien Term Loan (3 mo. SOFR US + 4.50%, 0.00% Floor)	9.10%	07/01/2031	446,256
	Needle Holdings LLC
29,961	Senior Secured First Lien Term Loan (1 mo. SOFR US + 9.50%, 0.00% Floor)	14.35%	04/28/2028	25,467
	NEP Group, Inc.
294,958	Senior Secured First Lien Term Loan (3 mo. SOFR US + 3.50% + 1.50% PIK, 0.00% Floor)	8.12%	08/19/2026	283,713
5,104	Senior Secured First Lien Term Loan (3 mo. SOFR US + 3.25% + 1.50% PIK, 0.00% Floor)	8.12%	08/19/2026	4,909
110,000	Senior Secured Second Lien Term Loan (3 mo. SOFR US + 7.00%, 0.00% Floor)	11.72%	10/19/2026	90,255
	NGL Energy Operating LLC
79,600	Senior Secured First Lien Term Loan (1 mo. SOFR US + 3.75%, 0.00% Floor)	8.60%	02/03/2031	79,307
	Nouryon USA LLC
284,152	Senior Secured First Lien Term Loan (3 mo. SOFR US + 3.50%, 0.00% Floor)	8.63%	04/03/2028	284,952
73,759	Senior Secured First Lien Term Loan (3 mo. SOFR US + 3.50%, 0.00% Floor)	8.63%	04/03/2028	73,967
	OneDigital Borrower LLC
675,000	Senior Secured Second Lien Term Loan (1 mo. SOFR US + 5.25%, 0.50% Floor)	10.10%	07/02/2032	669,937
	Par Petroleum LLC
364,450	Senior Secured First Lien Term Loan (3 mo. SOFR US + 3.75%, 0.50% Floor)	9.06%	02/28/2030	365,627
	Polar US Borrower T/L B-1
58,405	Senior Secured Term Loan	10.46%(d)	10/15/2028	43,803
	Polaris Newco LLC
178,619	Senior Secured First Lien Term Loan (3 mo. SOFR US + 4.00%, 0.50% Floor)	9.51%	06/05/2028	175,875
	Potters Borrower LP
91,839	Senior Secured First Lien Term Loan (1 mo. SOFR US + 3.75%, 0.00% Floor)	8.60%	12/14/2027	92,431
	Pretium PKG Holdings, Inc.
310,000	Senior Secured Second Lien Term Loan (3 mo. SOFR US + 6.75%, 0.50% Floor)	12.07%	10/01/2029	125,550

Principal Amount $	Security Description	Rate	Maturity	Value $
	Pretzel Parent T/L B (TAIT)
150,000	Senior Secured Term Loan	9.35%(d)	08/14/2031	150,562
	Radiology Partners, Inc.
438,200	Senior Secured First Lien Term Loan (3 mo. SOFR US + 3.50% + 1.50% PIK, 0.00% Floor)	8.88%	01/31/2029	430,534
7,896	Senior Secured First Lien Term Loan (3 mo. SOFR US + 3.50% + 1.50% PIK, 0.00% Floor)	8.88%	01/31/2029	7,758
	Restaurant Technologies, Inc.
534,550	Senior Secured First Lien Term Loan (3 mo. SOFR US + 4.25%, 0.50% Floor)	8.85%	04/02/2029	508,299
50,899	Senior Secured First Lien Term Loan (3 mo. SOFR US + 4.25%, 0.50% Floor)	8.85%	04/02/2029	48,399
50,899	Senior Secured First Lien Term Loan (3 mo. SOFR US + 4.25%, 0.50% Floor)	8.85%	04/02/2029	48,399
	Skillsoft Finance II, Inc.
147,919	Senior Secured First Lien Term Loan (1 mo. SOFR US + 5.25%, 0.75% Floor)	10.22%	07/14/2028	121,492
	Sound Inpatient Physicians Holdings LLC
190,000	Senior Secured Term Loan (3 mo. Term SOFR + 6.75%)	12.32%	06/29/2026	30,637
	Southern Veterinary Partners LLC
14,924	Senior Secured First Lien Term Loan (6 mo. SOFR US + 3.75%, 1.00% Floor)	8.00%	10/05/2027	14,971
	Standard Aero Ltd.
2,768	Senior Secured First Lien Term Loan (1 mo. SOFR US + 3.50%, 0.00% Floor)	8.35%	08/24/2028	2,774
	Staples, Inc.
80,000	Senior Secured First Lien Term Loan (3 mo. Term SOFR + 5.75%)	10.69%	09/10/2029	72,886
	StubHub Holdco Sub LLC
692,801	Senior Secured First Lien Term Loan (1 mo. SOFR US + 4.75%, 0.00% Floor)	9.60%	03/15/2030	693,376
	Team Health Holdings, Inc.
226,739	Senior Secured First Lien Term Loan (3 mo. SOFR US + 5.25%, 1.00% Floor)	10.50%	03/02/2027	217,493
	Titan Acquisition Ltd./Canada
763,088	Senior Secured First Lien Term Loan (3 mo. SOFR US + 5.00%, 0.00% Floor)	10.33%	02/15/2029	760,333
	Travelport Finance Luxembourg Sarl
395,415	Senior Secured First Lien Term Loan (3 mo. SOFR US + 7.00%, 1.00% Floor)	11.60%	09/29/2028	343,715
120,924	Senior Secured First Lien Term Loan (3 mo. SOFR US + 7.00%, 1.00% Floor)	11.60%	09/29/2028	105,113
	Trident TPI Holdings, Inc.
148,871	Senior Secured First Lien Term Loan (3 mo. SOFR US + 4.00%, 0.50% Floor)	8.60%	09/18/2028	149,279
	Triton Water Holdings, Inc.
387,995	Senior Secured First Lien Term Loan (3 mo. SOFR US + 3.25%, 0.50% Floor)	8.85%	03/31/2028	387,762
	United Natural Foods, Inc.
279,300	Senior Secured First Lien Term Loan (1 mo. Term SOFR + 4.75%)	10.00%	05/01/2031	280,697
	Univision Communications, Inc.
304,222	Senior Secured First Lien Term Loan (3 mo. SOFR US + 4.25%, 0.50% Floor)	8.85%	06/25/2029	300,611

14	DoubleLine Opportunistic Credit Fund	The accompanying notes are an integral part of these financial statements.

September 30, 2024

Principal Amount $	Security Description	Rate	Maturity	Value $

	Vantage Specialty Chemicals, Inc.
78,600	Senior Secured First Lien Term Loan (3 mo. SOFR US + 4.75%, 0.50% Floor)	9.87%	10/26/2026	78,010
	Viad Corp.
592,961	Senior Secured First Lien Term Loan (1 mo. SOFR US + 4.25%, 0.50% Floor)	9.10%	07/31/2028	593,702
	Vibrantz Technologies, Inc.
245,643	Senior Secured First Lien Term Loan (3 mo. SOFR US + 4.25%, 0.50% Floor)	9.70%	04/23/2029	240,140
	Victra Holdings LLC
240,509	Senior Secured First Lien Term Loan (3 mo. SOFR US + 5.25%, 0.00% Floor)	9.85%	03/29/2029	242,914
	Vortex Opco LLC
139,467	Senior Secured First Lien Term Loan (3 mo. SOFR US + 4.25%, 0.50% Floor)	9.12%	12/15/2028	100,765
	Wand NewCo 3, Inc.
80,734	Senior Secured First Lien Term Loan (3 mo. SOFR US + 3.25%, 0.00% Floor)	7.85%	01/30/2031	80,734
138,716	Senior Secured First Lien Term Loan (1 mo. SOFR US + 3.25%, 0.00% Floor)	8.10%	01/30/2031	138,716
	WaterBridge Midstream Operating LLC
370,000	Senior Secured First Lien Term Loan (3 mo. SOFR US + 4.75%, 0.00% Floor)	9.39%	06/27/2029	358,239
	WestJet Loyalty LP
248,750	Senior Secured First Lien Term Loan (3 mo. SOFR US + 3.75%, 0.00% Floor)	8.35%	02/14/2031	246,521
	WWEX Uni Topco Holdings LLC
50,000	Senior Secured Second Lien Term Loan (3 mo. SOFR US + 7.00%, 0.75% Floor)	12.60%	07/26/2029	48,917
	Total Bank Loans (Cost $30,920,886)			29,426,855

COLLATERALIZED LOAN OBLIGATIONS - 30.4%
	Allegany Park CLO Ltd.
1,000,000	Series 2019-1A-ER (3 mo. Term SOFR + 6.40%, 6.40% Floor)	11.68%(a)	01/20/2035	1,006,572
	Atlas Senior Loan Fund Ltd.
1,700,000	Series 2019-14A-D (3 mo. Term SOFR + 4.16%, 3.90% Floor)	9.44%(a)	07/20/2032	1,681,619
	Babson CLO Ltd./Cayman Islands
1,000,000	Series 2018-3A-E (3 mo. Term SOFR + 6.01%, 0.00% Floor)	11.29%(a)	07/20/2029	1,001,399
2,500,000	Series 2019-1A-DR (3 mo. Term SOFR + 3.91%, 3.65% Floor)	9.21%(a)	04/15/2035	2,526,864
1,500,000	Series 2019-1A-ER (3 mo. Term SOFR + 7.12%, 6.86% Floor)	12.42%(a)	04/15/2035	1,510,972
1,000,000	Series 2019-2A-CR (3 mo. Term SOFR + 3.66%, 3.40% Floor)	8.96%(a)	04/15/2036	1,009,764
	Bain Capital Credit CLO
500,000	Series 2019-3A-DR (3 mo. Term SOFR + 3.36%, 3.36% Floor)	8.64%(a)	10/21/2034	501,688
4,000,000	Series 2022-5A-DR (3 mo. Term SOFR + 4.25%, 4.25% Floor)	9.53%(a)	01/24/2037	4,098,741
	Beechwood Park CLO Ltd.
5,000,000	Series 2019-1A-DR (3 mo. Term SOFR + 3.10%, 3.10% Floor)	8.39%(a)	01/17/2035	5,008,343

Principal Amount $	Security Description	Rate	Maturity	Value $
	Blackstone, Inc.
500,000	Series 2017-1A-DR (3 mo. Term SOFR + 3.11%, 2.85% Floor)	8.41%(a)	10/15/2030	503,363
1,000,000	Series 2018-1A-E (3 mo. Term SOFR + 5.21%, 0.00% Floor)	10.51%(a)	04/15/2031	990,325
	BlueMountain CLO Ltd.
1,000,000	Series 2013-2A-DR (3 mo. Term SOFR + 3.16%, 0.00% Floor)	8.44%(a)	10/22/2030	1,002,550
	Canyon Capital CLO Ltd.
1,700,000	Series 2014-1A-CR (3 mo. Term SOFR + 3.01%, 2.75% Floor)	8.27%(a)	01/30/2031	1,674,958
1,000,000	Series 2017-1A-DR (3 mo. Term SOFR + 3.26%, 3.00% Floor)	8.56%(a)	07/15/2030	998,544
1,000,000	Series 2017-1A-E (3 mo. Term SOFR + 6.51%, 0.00% Floor)	11.81%(a)	07/15/2030	992,228
2,250,000	Series 2021-1A-E (3 mo. Term SOFR + 6.67%, 6.41% Floor)	11.97%(a)	04/15/2034	2,158,452
	Canyon CLO
1,500,000	Series 2018-1A-E (3 mo. Term SOFR + 6.01%, 5.75% Floor)	11.31%(a)	07/15/2031	1,474,945
	Carlyle Global Market Strategies
1,000,000	Series 2021-1A-D (3 mo. Term SOFR + 6.26%, 6.00% Floor)	11.56%(a)	04/15/2034	1,002,966
	Carlyle Group, Inc.
2,000,000	Series 2013-1A-CR (3 mo. Term SOFR + 3.61%, 0.00% Floor)	8.73%(a)	08/14/2030	2,019,567
1,500,000	Series 2015-5A-DR (3 mo. Term SOFR + 6.96%, 6.70% Floor)	12.24%(a)	01/20/2032	1,484,691
	Cathedral Lake CLO Ltd.
500,000	Series 2021-8A-C (3 mo. Term SOFR + 2.88%, 2.62% Floor)	8.16%(a)	01/20/2035	502,536
	Dryden Senior Loan Fund
1,500,000	Series 2015-37A-ER (3 mo. Term SOFR + 5.41%, 5.15% Floor)	10.71%(a)	01/15/2031	1,368,496
1,200,000	Series 2015-38A-ER (3 mo. Term SOFR + 5.86%, 5.60% Floor)	11.16%(a)	07/15/2030	1,121,667
2,000,000	Series 2015-40A-ER (3 mo. Term SOFR + 6.01%, 5.75% Floor)	11.13%(a)	08/15/2031	1,842,221
500,000	Series 2017-50A-D (3 mo. Term SOFR + 3.51%, 3.25% Floor)	8.81%(a)	07/15/2030	504,746
	Goldentree Loan Opportunities Ltd.
500,000	Series 2018-3A-D (3 mo. Term SOFR + 3.11%, 0.00% Floor)	8.39%(a)	04/20/2030	501,819
	Highbridge Loan Management Ltd.
1,000,000	Series 11A-17-E (3 mo. Term SOFR + 6.36%, 0.00% Floor)	11.59%(a)	05/06/2030	929,228
1,000,000	Series 2013-2A-CR (3 mo. Term SOFR + 3.16%, 2.90% Floor)	8.44%(a)	10/20/2029	1,007,391
	Katayma CLO Ltd.
1,000,000	Series 2024-2A-D (3 mo. Term SOFR + 4.50%, 4.50% Floor)	9.79%(a)	04/20/2037	1,025,591
	LCM LP
2,500,000	Series 26A-E (3 mo. Term SOFR + 5.56%, 5.30% Floor)	10.84%(a)	01/20/2031	1,910,036

The accompanying notes are an integral part of these financial statements.	Annual Report	September 30, 2024	15

Schedule of Investments DoubleLine Opportunistic Credit Fund (Cont.)

Principal Amount $	Security Description	Rate	Maturity	Value $
	Madison Park Funding Ltd.
850,000	Series 2014-14A-ER (3 mo. Term SOFR + 6.06%, 5.80% Floor)	11.34%(a)	10/22/2030	850,832
1,500,000	Series 2016-22A-ER (3 mo. Term SOFR + 6.96%, 6.70% Floor)	12.26%(a)	01/15/2033	1,507,020
1,000,000	Series 9A-DR (3 mo. Term SOFR + 3.86%, 0.00% Floor)	8.92%(a)	05/28/2030	1,023,154
	Magnetite CLO Ltd.
1,500,000	Series 2019-24A-DR (3 mo. Term SOFR + 3.05%, 3.05% Floor)	8.35%(a)	04/15/2035	1,501,101
1,000,000	Series 2019-24A-ER (3 mo. Term SOFR + 6.40%, 6.40% Floor)	11.70%(a)	04/15/2035	1,006,978
500,000	Series 2022-33A-DR (3 mo. Term SOFR + 3.00%, 3.00% Floor)	7.81%(a)	10/20/2037	500,000
	Marble Point CLO
500,000	Series 2021-3A-D1 (3 mo. Term SOFR + 3.76%, 3.50% Floor)	9.05%(a)	10/17/2034	504,320
	Neuberger Berman CLO Ltd.
1,000,000	Series 2017-16SA-ER (3 mo. Term SOFR + 6.51%, 6.25% Floor)	11.81%(a)	04/15/2034	1,005,483
2,000,000	Series 2019-32A-DR (3 mo. Term SOFR + 2.96%, 2.70% Floor)	8.24%(a)	01/20/2032	2,009,767
	Ocean Trails CLO
920,000	Series 2014-5A-DRR (3 mo. Term SOFR + 3.71%, 3.45% Floor)	9.01%(a)	10/13/2031	922,307
	Octagon Investment Partners Ltd.
2,500,000	Series 2014-1A-CR3 (3 mo. Term SOFR + 3.01%, 2.75% Floor)	8.13%(a)	02/14/2031	2,511,641
4,000,000	Series 2014-1A-DRR (3 mo. Term SOFR + 7.26%, 7.00% Floor)	12.38%(a)	02/14/2031	3,992,942
1,000,000	Series 2016-1A-DR (3 mo. Term SOFR + 3.11%, 3.11% Floor)	8.41%(a)	07/15/2030	1,004,529
1,000,000	Series 2016-1A-FR (3 mo. Term SOFR + 8.35%, 8.35% Floor)	13.65%(a)	07/15/2030	662,820
500,000	Series 2017-1A-CR (3 mo. Term SOFR + 3.56%, 0.00% Floor)	8.84%(a)	03/17/2030	503,317
2,000,000	Series 2017-1A-SUB	0.00%(a)(b)(c)(e)	03/17/2030	241,700
1,500,000	Series 2018-1A-D (3 mo. Term SOFR + 5.46%, 5.20% Floor)	10.74%(a)	01/20/2031	1,381,540
900,000	Series 2018-3A-E (3 mo. Term SOFR + 6.01%, 5.75% Floor)	11.29%(a)	10/20/2030	890,992
1,000,000	Series 2019-1A-DR (3 mo. Term SOFR + 3.51%, 3.25% Floor)	8.81%(a)	10/15/2034	1,005,392
	OHA Credit Funding
500,000	Series 2021-9A-D (3 mo. Term SOFR + 3.21%, 2.95% Floor)	8.49%(a)	07/19/2035	501,604
	RR Ltd./Cayman Islands
500,000	Series 2017-2A-DR (3 mo. Term SOFR + 6.06%, 5.80% Floor)	11.36%(a)	04/15/2036	502,322
1,000,000	Series 2018-4A-C (3 mo. Term SOFR + 3.21%, 0.26% Floor)	8.51%(a)	04/15/2030	1,007,247
1,000,000	Series 2019-6A-DR (3 mo. Term SOFR + 6.11%, 5.85% Floor)	11.41%(a)	04/15/2036	991,107
	Sound Point CLO Ltd.
2,500,000	Series 2019-2A-DR (3 mo. Term SOFR + 3.56%, 3.30% Floor)	8.86%(a)	07/15/2034	2,483,692

Principal Amount $	Security Description	Rate	Maturity	Value $
2,000,000	Series 2020-1A-DR (3 mo. Term SOFR + 3.61%, 3.61% Floor)	8.89%(a)	07/20/2034	1,988,375
2,000,000	Series 2021-1A-D (3 mo. Term SOFR + 3.76%, 3.76% Floor)	9.05%(a)	04/25/2034	1,991,250
	Trimaran CAVU LLC
2,250,000	Series 2019-1A-D (3 mo. Term SOFR + 4.41%, 4.15% Floor)	9.69%(a)	07/20/2032	2,233,020
500,000	Series 2019-2A-C (3 mo. Term SOFR + 4.98%, 4.72% Floor)	10.26%(a)	11/26/2032	499,075
	Venture CDO Ltd.
500,000	Series 2017-30A-C (3 mo. Term SOFR + 2.21%, 0.00% Floor)	7.51%(a)	01/15/2031	496,616
	Vibrant CLO Ltd.
500,000	Series 2024-4RA-D1 (3 mo. Term SOFR + 3.75%, 3.75% Floor)	0.00%(a)	10/20/2037	500,000
	Vibrant Clo X Ltd.
1,000,000	Series 2018-10RA-C1 (3 mo. Term SOFR + 5.00%, 5.00% Floor)	10.28%(a)	04/20/2036	1,002,060
	Voya CLO Ltd.
1,000,000	Series 2020-1A-DR (3 mo. Term SOFR + 3.36%, 3.10% Floor)	8.65%(a)	07/16/2034	1,004,602
	Wind River CLO Ltd.
2,500,000	Series 2014-2A-ER (3 mo. Term SOFR + 6.01%, 5.75% Floor)	11.31%(a)	01/15/2031	1,988,378
1,000,000	Series 2014-3A-DR2 (3 mo. Term SOFR + 3.66%, 3.40% Floor)	8.94%(a)	10/22/2031	992,719
1,000,000	Series 2017-3A-DR (3 mo. Term SOFR + 4.11%, 3.85% Floor)	9.41%(a)	04/15/2035	991,947
1,000,000	Series 2021-3A-D (3 mo. Term SOFR + 3.61%, 3.35% Floor)	8.89%(a)	07/20/2033	988,504
	Total Collateralized Loan Obligations (Cost $87,587,826)			86,550,635

FOREIGN CORPORATE BONDS - 3.6%
200,000	ABM Investama Tbk PT	9.50%(a)	08/05/2026	202,119
236,198	Acu Petroleo Luxembourg Sarl	7.50%	01/13/2032	237,282
172,000	Adani International Container Terminal Pvt Ltd.	3.00%	02/16/2031	152,590
200,000	Adani Ports & Special Economic Zone Ltd.	5.00%	08/02/2041	174,714
172,500	Adani Renewable Energy RJ Ltd./Kodangal Solar Parks Pvt Ltd./Wardha Solar Maharash	4.63%	10/15/2039	147,921
350,000	AI Candelaria Spain SA	5.75%	06/15/2033	286,701
400,000	Banco Davivienda SA
	(10 yr. CMT Rate + 5.10%)	6.65%(f)	04/22/2031	343,318
150,000	Banco GNB Sudameris SA
	(5 yr. CMT Rate + 6.66%)	7.50%	04/16/2031	145,270
200,000	Banco Mercantil del Norte SA/Grand Cayman
	(10 yr. CMT Rate + 5.03%)	6.63%(a)(f)	01/24/2032	186,145
200,000	Bancolombia SA
	(5 yr. CMT Rate + 4.32%)	8.63%	12/24/2034	214,855
250,000	Braskem Idesa SAPI	6.99%(a)	02/20/2032	197,220
450,000	Braskem Netherlands Finance BV	5.88%	01/31/2050	352,786
250,000	BRF SA	5.75%	09/21/2050	217,016
300,000	Camposol SA	6.00%	02/03/2027	270,415
400,000	Canacol Energy Ltd.	5.75%	11/24/2028	211,914
400,000	CAP SA	3.90%	04/27/2031	329,000
200,000	Cia de Minas Buenaventura SAA	5.50%	07/23/2026	197,503
250,000	Comision Federal de Electricidad	5.00%	07/30/2049	209,375
200,000	Coruripe Netherlands BV	10.00%	02/10/2027	189,783

16	DoubleLine Opportunistic Credit Fund	The accompanying notes are an integral part of these financial statements.

September 30, 2024

Principal Amount $	Security Description	Rate	Maturity	Value $
100,000	Cosan Overseas Ltd.	8.25%(f)	11/05/2024	102,656
400,000	CSN Resources SA	5.88%	04/08/2032	341,121
350,000	CT Trust	5.13%	02/03/2032	321,122
450,000	Empresas Publicas de Medellin ESP	4.38%	02/15/2031	398,498
200,000	Fideicomiso Irrevocable de Administracion y Fuente de Pago Numero CIB/4323, 2.00% PIK	11.00%(a)	09/12/2030	203,500
171,860	Fideicomiso PA Pacifico Tres	8.25%	01/15/2035	172,290
300,000	Frigorifico Concepcion SA	7.70%(a)	07/21/2028	209,793
235,000	Garda World Security Corp.	8.25%(a)	08/01/2032	240,743
235,000	Global Aircraft Leasing Co. Ltd.	8.75%(a)	09/01/2027	238,761
250,000	Grupo Aval Ltd.	4.38%	02/04/2030	222,789
165,630	Guara Norte Sarl	5.20%	06/15/2034	157,884
230,000	Husky Injection Molding Systems Ltd. / Titan Co.-Borrower LLC	9.00%(a)	02/15/2029	240,295
140,000	Kronos Acquisition Holdings, Inc.	8.25%(a)	06/30/2031	140,704
200,000	KUO SAB De CV	5.75%	07/07/2027	196,717
200,000	LD Celulose International GmbH	7.95%(a)	01/26/2032	205,375
400,000	Minerva Luxembourg SA	4.38%	03/18/2031	355,696
200,000	Movida Europe SA	7.85%(a)	04/11/2029	192,705
200,000	Movida Europe SA	5.25%	02/08/2031	167,612
315,320	MV24 Capital BV	6.75%	06/01/2034	308,552
148,915	Prumo Participacoes e Investimentos S/A	7.50%	12/31/2031	149,650
200,000	Sasol Financing USA LLC	5.50%	03/18/2031	178,619
450,000	Simpar Europe SA	5.20%	01/26/2031	373,777
200,000	Termocandelaria Power SA	7.75%(a)	09/17/2031	205,009
178,319	TransJamaican Highway Ltd.	5.75%	10/10/2036	164,388
400,000	Unigel Luxembourg SA	8.75%(g)	10/01/2026	100,560
400,000	UPL Corp. Ltd.
	(5 yr. CMT Rate + 3.87%)	5.25%(f)	02/27/2025	304,860
188,000	Vedanta Resources Ltd.	13.88%	12/09/2028	192,926
	Total Foreign Corporate Bonds (Cost $10,301,110)			10,352,529

FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONS - 1.5%
400,000	Aeropuerto Internacional de Tocumen SA	5.13%	08/11/2061	317,534
200,000	Banco do Brasil SA/Cayman (10 yr. CMT Rate + 4.40%)	8.75%(f)	04/15/2025	203,259
450,000	Brazilian Government International Bond	4.75%	01/14/2050	345,395
500,000	Colombia Government International Bond	5.00%	06/15/2045	370,087
200,000	Comision Federal de Electricidad	4.68%	02/09/2051	150,032
250,000	Ecopetrol SA	5.88%	05/28/2045	187,834
250,000	Ecopetrol SA	5.88%	11/02/2051	181,893
400,000	Empresa de Transmision Electrica SA	5.13%	05/02/2049	316,131
200,000	FIEMEX Energia - Banco Actinver SA Institucion de Banca Multiple	7.25%(a)	01/31/2041	208,890
500,000	Mexico Government International Bond	3.77%	05/24/2061	327,952
600,000	Panama Government International Bond	3.87%	07/23/2060	379,470
600,000	Petroleos del Peru SA	5.63%	06/19/2047	411,496
800,000	Petroleos Mexicanos	6.38%	01/23/2045	558,200
350,000	Republic of South Africa Government International Bond	5.65%	09/27/2047	292,346
	Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $4,629,086)			4,250,519

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS - 24.4%
	ACREC Trust
690,000	Series 2023-FL2-B (1 mo. Term SOFR + 3.48%, 3.48% Floor)	8.58%(a)	02/19/2038	697,296

Principal Amount $	Security Description	Rate	Maturity	Value $
	Alen Mortgage Trust
2,500,000	Series 2021-ACEN-F (1 mo. Term SOFR + 5.11%, 5.00% Floor)	10.21%(a)	04/15/2034	893,750
	Arbor Realty Trust, Inc.
1,000,000	Series 2022-FL1-C (30 day avg SOFR US + 2.30%, 2.30% Floor)	7.64%(a)	01/15/2037	973,586
	AREIT Ltd.
1,000,000	Series 2024-CRE9-B (1 mo. Term SOFR + 2.54%, 2.54% Floor)	7.62%(a)	05/17/2041	1,001,847
	AREIT Trust
1,000,000	Series 2023-CRE8-B (1 mo. Term SOFR + 3.32%, 3.32% Floor)	8.41%(a)	08/17/2041	1,002,771
	BANK
5,843,520	Series 2020-BN26-XF	1.50%(a)(h)	03/15/2063	369,693
	BANK5 Trust
72,493,750	Series 2023-5YR1-XA	0.48%(e)(h)	04/15/2056	671,582
18,014,884	Series 2023-5YR4-XA	1.26%(e)(h)	12/15/2056	649,885
	BDS LLC
1,000,000	Series 2024-FL13-C (1 mo. Term SOFR + 2.59%, 2.59% Floor)	7.79%(a)	09/19/2039	1,002,500
	Beast Mortgage Trust
1,000,000	Series 2021-1818-G (1 mo. Term SOFR + 6.11%, 6.25% Floor)	11.21%(a)	03/15/2036	407,501
	Benchmark Mortgage Trust
11,802,491	Series 2018-B1-XA	0.66%(e)(h)	01/15/2051	168,613
1,398,000	Series 2018-B4-D	2.90%(a)(e)	07/15/2051	1,113,789
1,000,000	Series 2024-V10-D	4.50%(a)	10/15/2029	893,460
	Blackstone Mortgage Trust, Inc.
481,424	Series 2021-FL4-A (1 mo. Term SOFR + 1.16%, 1.05% Floor)	6.25%(a)	05/15/2038	463,673
	BrightSpire Capital, Inc.
1,064,000	Series 2024-FL2-C (1 mo. Term SOFR + 3.54%, 3.54% Floor)	8.51%(a)	08/19/2037	1,067,139
	BSPRT Co.-Issuer LLC
1,400,000	Series 2023-FL10-AS (1 mo. Term SOFR + 2.86%, 2.86% Floor)	7.96%(a)	09/15/2035	1,415,852
	BX Trust
1,000,000	Series 2019-OC11-E	4.08%(a)(e)	12/09/2041	898,714
700,000	Series 2021-ARIA-F (1 mo. Term SOFR + 2.71%, 2.59% Floor)	7.80%(a)	10/15/2036	687,816
530,000	Series 2024-AIRC-C (1 mo. Term SOFR + 2.59%, 2.59% Floor)	7.69%(a)	08/15/2039	532,717
	CALI Mortgage Trust
530,000	Series 2024-SUN-C (1 mo. Term SOFR + 2.79%, 2.79% Floor)	7.89%(a)	07/15/2041	532,141
	Carbon Capital VI Commercial Mortgage Trust
516,671	Series 2019-FL2-B (1 mo. Term SOFR + 2.96%, 2.85% Floor)	8.06%(a)	10/15/2035	267,768
	Citigroup Commercial Mortgage Trust
269,000	Series 2015-GC27-D	4.55%(a)(e)	02/10/2048	248,065
1,597,744	Series 2015-GC27-XA	1.39%(e)(h)	02/10/2048	2,195
	Citigroup/Deutsche Bank Commercial Mortgage Trust
15,328,700	Series 2017-CD6-XA	1.01%(e)(h)	11/13/2050	276,398
	Commercial Mortgage Pass Through Certificates
26,400,000	Series 2014-UBS3-XC	1.23%(a)(e)(h)	06/10/2047	747
1,288,300	Series 2014-UBS4-F	3.75%(a)(c)	08/10/2047	89,776
1,588,183	Series 2014-UBS4-G	3.75%(a)(c)	08/10/2047	3,110
5,000	Series 2014-UBS4-V	0.00%(a)(c)(e)	08/10/2047	1
27,394,000	Series 2015-CR23-XD	1.17%(a)(e)(h)	05/10/2048	183,962
5,297,000	Series 2015-CR26-XD	1.36%(a)(e)(h)	10/10/2048	53,094

The accompanying notes are an integral part of these financial statements.	Annual Report	September 30, 2024	17

Schedule of Investments DoubleLine Opportunistic Credit Fund (Cont.)

Principal Amount $	Security Description	Rate	Maturity	Value $
61,371,638	Series 2015-LC21-XA	0.75%(e)(h)	07/10/2048	111,077
	Computershare Corporate Trust
23,293,000	Series 2015-C28-XF	1.21%(a)(e)(h)	05/15/2048	134,729
747,000	Series 2015-NXS4-D	3.83%(e)	12/15/2048	691,175
1,044,000	Series 2016-C34-C	5.22%(e)	06/15/2049	974,213
1,000,000	Series 2016-LC24-C	4.57%(e)	10/15/2049	845,569
1,000,000	Series 2017-RC1-D	3.25%(a)	01/15/2060	784,576
44,355,738	Series 2018-C43-XA	0.72%(e)(h)	03/15/2051	759,942
	CSAIL Commercial Mortgage Trust
885,000	Series 2016-C5-C	4.79%(e)	11/15/2048	846,621
4,111,892	Series 2016-C6-XA	2.02%(e)(h)	01/15/2049	74,883
2,000,000	Series 2018-CX12-C	4.88%(e)	08/15/2051	1,830,608
	DOLP Trust
1,000,000	Series 2021-NYC-F	3.70%(a)(e)	05/10/2041	673,419
	FIVE Mortgage Trust
583,000	Series 2023-V1-E	6.51%(a)(e)	02/10/2056	528,935
	Granite Point Mortgage Trust, Inc.
1,000,000	Series 2021-FL4-B (1 mo. Term SOFR + 2.06%, 1.95% Floor)	6.98%(a)	12/15/2036	959,081
	Great Wolf Trust
1,500,000	Series 2024-WLF2-E (1 mo. Term SOFR + 3.64%)	8.73%(a)	05/15/2041	1,495,501
	Greystone Commercial Real Estate Notes
800,000	Series 2021-FL3-C (1 mo. Term SOFR + 2.11%, 2.00% Floor)	7.21%(a)	07/15/2039	796,794
1,000,000	Series 2021-FL3-D (1 mo. Term SOFR + 2.31%, 2.20% Floor)	7.41%(a)	07/15/2039	970,540
	GS Mortgage Securities Corp. II
1,304,000	Series 2014-GC26-D	4.62%(a)(e)	11/10/2047	802,873
1,744,000	Series 2015-GC28-D	4.53%(a)(e)	02/10/2048	1,622,984
74,657,783	Series 2018-GS9-XA	0.56%(e)(h)	03/10/2051	916,156
1,000,000	Series 2021-ARDN-G (1 mo. Term SOFR + 5.11%, 5.00% Floor)	10.21%(a)	11/15/2036	989,397
	HGI CRE CLO Ltd.
1,100,000	Series 2021-FL1-D (1 mo. Term SOFR + 2.46%, 2.46% Floor)	7.56%(a)	06/16/2036	1,092,846
1,000,000	Series 2022-FL3-B (30 day avg SOFR US + 2.60%, 2.60% Floor)	7.94%(a)	04/20/2037	1,002,800
	HIG RCP LLC
1,400,000	Series 2023-FL1-B (1 mo. Term SOFR + 3.61%, 3.61% Floor)	8.71%(a)	09/19/2038	1,417,500
	JP Morgan Chase Commercial Mortgage Securities
1,175,000	Series 2018-AON-F	4.77%(a)(e)	07/05/2031	255,387
1,153,000	Series 2019-MFP-G (1 mo. Term SOFR + 4.10%, 4.05% Floor)	9.19%(a)	07/15/2036	1,101,953
1,153,000	Series 2019-MFP-XG	0.50%(a)(e)(h)	07/15/2036	3,978
	JPMBB Commercial Mortgage Securities Trust
8,244,746	Series 2013-C14-XC	0.58%(a)(e)(h)	08/15/2046	31,338
917,817	Series 2014-C19-E	4.00%(a)(c)(e)	04/15/2047	903,703
1,640,817	Series 2014-C19-NR	3.75%(a)(c)(e)	04/15/2047	1,048,747
925,000	Series 2014-C23-C	4.71%(e)	09/15/2047	895,967
2,000,000	Series 2014-C23-D	4.21%(a)(e)	09/15/2047	1,735,542
2,132,133	Series 2014-C26-XA	0.97%(e)(h)	01/15/2048	42
500,000	Series 2015-C27-D	3.92%(a)(e)	02/15/2048	122,523
180,000	Series 2015-C29-C	4.33%(e)	05/15/2048	157,858
20,920,000	Series 2015-C29-XE	0.43%(a)(e)(h)	05/15/2048	39,836
16,358,000	Series 2015-C32-XD	0.50%(a)(e)(h)	11/15/2048	59,618
	KKR Industrial Portfolio Trust
600,000	Series 2024-1-C (1 mo. Term SOFR + 2.84%, 2.84% Floor)	7.94%(a)	08/15/2041	601,557
	KREF
1,000,000	Series 2021-FL2-C (1 mo. Term SOFR + 2.11%, 2.00% Floor)	7.20%(a)	02/15/2039	968,860

Principal Amount $	Security Description	Rate	Maturity	Value $
	LSTAR Commercial Mortgage Trust
2,810,536	Series 2016-4-XA	1.83%(a)(e)(h)	03/10/2049	33,940
1,000,000	Series 2017-5-C	4.82%(a)(e)	03/10/2050	876,522
	MF1 Multifamily Housing Mortgage Loan Trust
1,352,581	Series 2021-FL6-C (1 mo. Term SOFR + 1.96%, 1.85% Floor)	6.98%(a)	07/16/2036	1,317,720
1,000,000	Series 2023-FL12-B (1 mo. Term SOFR + 3.18%, 3.18% Floor)	8.14%(a)	10/19/2038	1,005,303
1,000,000	Series 2023-FL12-C (1 mo. Term SOFR + 3.78%, 3.78% Floor)	8.74%(a)	10/19/2038	1,006,499
1,000,000	Series 2023-FL12-D (1 mo. Term SOFR + 5.27%, 5.27% Floor)	10.24%(a)	10/19/2038	1,013,742
1,000,000	Series 2024-FL14-C (1 mo. Term SOFR + 3.29%, 3.29% Floor)	8.25%(a)	03/19/2039	1,008,560
1,000,000	Series 2024-FL15-C (1 mo. Term SOFR + 2.94%, 2.94% Floor)	7.95%(a)	08/18/2041	1,001,484
	Morgan Stanley Bank of America Merrill Lynch Trust
500,000	Series 2014-C19-C	4.00%	12/15/2047	477,140
	NYT Mortgage Trust
1,012,000	Series 2019-NYT-F (1 mo. Term SOFR + 3.30%, 3.00% Floor)	8.39%(a)	12/15/2035	702,045
	PFP III Ltd.
986,000	Series 2021-8-C (1 mo. Term SOFR + 1.91%, 1.80% Floor)	7.01%(a)	08/09/2037	987,990
1,000,000	Series 2024-11-B (1 mo. Term SOFR + 2.49%, 2.49% Floor)	7.57%(a)	09/17/2039	1,001,746
	Ready Capital Corp.
629,546	Series 2021-FL5-C (1 mo. Term SOFR + 2.36%, 2.25% Floor)	7.22%(a)	04/25/2038	632,033
1,100,000	Series 2021-FL6-D (1 mo. Term SOFR + 2.51%, 2.40% Floor)	7.37%(a)	07/25/2036	1,086,087
1,000,000	Series 2023-FL12-C (1 mo. Term SOFR + 4.55%, 4.55% Floor)	9.40%(a)	05/25/2038	1,022,528
	Starwood Property Mortgage Trust
1,305,000	Series 2019-FL1-C (1 mo. Term SOFR + 2.06%, 2.06% Floor)	7.16%(a)	07/15/2038	1,290,478
1,000,000	Series 2019-FL1-D (1 mo. Term SOFR + 2.46%, 2.46% Floor)	7.56%(a)	07/15/2038	983,737
1,200,000	Series 2021-FL2-C (1 mo. Term SOFR + 2.21%, 2.10% Floor)	7.23%(a)	04/18/2038	1,177,586
2,500,000	Series 2022-FL3-B (30 day avg SOFR US + 1.95%, 1.95% Floor)	7.29%(a)	11/15/2038	2,429,253
	TPG Real Estate Finance Issuer Ltd.
1,000,000	Series 2021-FL4-B (1 mo. Term SOFR + 1.96%, 1.85% Floor)	7.05%(a)	03/15/2038	990,753
758,000	Series 2022-FL5-AS (1 mo. Term SOFR + 2.15%, 2.15% Floor)	7.23%(a)	02/15/2039	753,732
1,100,000	Series 2022-FL5-B (1 mo. Term SOFR + 2.45%, 2.45% Floor)	7.53%(a)	02/15/2039	1,091,702
	UBS Commercial Mortgage Trust
1,000,000	Series 2018-C12-C	5.19%(e)	08/15/2051	907,498
	UBS-Barclays Commercial Mortgage Trust
1,420,000	Series 2013-C5-C	3.84%(a)(e)	03/10/2046	1,197,252
824,000	Series 2013-C5-D	3.84%(a)(e)	03/10/2046	605,308
	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $85,918,424)			69,419,207

18	DoubleLine Opportunistic Credit Fund	The accompanying notes are an integral part of these financial statements.

September 30, 2024

Principal Amount $	Security Description	Rate	Maturity	Value $
NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS - 15.4%
	Adjustable Rate Mortgage Trust
1,150,221	Series 2006-1-2A1	5.45%(e)	03/25/2036	589,914
	Barclays PLC
8,517,685	Series 2007-AB1-A5	4.48%(i)	03/25/2037	3,376,685
469,960	Series 2010-RR6-6A2	9.30%(a)(e)	07/26/2037	241,906
	Chase Mortgage Finance Corp.
1,276,366	Series 2007-S1-A7	6.00%	02/25/2037	501,864
1,355,760	Series 2007-S3-1A5	6.00%	05/25/2037	595,919
	Citigroup Financial Products, Inc.
256,807	Series 2006-8-A4 (-3 x 1 mo. LIBOR US + 19.66%, 0.00% Floor, 19.66% Cap)	6.00%(a)(j)(k)	10/25/2035	201,005
	Countrywide Alternative Loan Trust
559,949	Series 2005-85CB-2A5 (1 mo. Term SOFR + 1.21%, 1.10% Floor, 7.00% Cap)	6.07%	02/25/2036	434,670
118,252	Series 2005-85CB-2A6 (-4 x 1 mo. Term SOFR + 21.21%, 0.00% Floor, 21.63% Cap)	3.41%(j)	02/25/2036	101,442
	Countrywide Home Loan Mortgage Pass Through Trust
1,279,011	Series 2007-4-1A35 (-1 x 1 mo. Term SOFR + 6.59%, 0.00% Floor, 6.70% Cap)	1.73%(h)(j)	05/25/2037	205,488
	Credit Suisse Management LLC
1,659,969	Series 2005-11-7A1	6.00%	12/25/2035	869,660
	Credit Suisse Mortgage Capital Certificates
3,144,507	Series 2006-5-3A3	6.50%	06/25/2036	534,603
263,312	Series 2006-9-2A1	5.50%	11/25/2036	229,326
151,076	Series 2006-9-6A14	6.00%	11/25/2036	116,824
	Fannie Mae Connecticut Avenue Securities
2,996,000	Series 2021-R01-1B2 (30 day avg SOFR US + 6.00%, 0.00% Floor)	11.28%(a)	10/25/2041	3,159,280
3,000,000	Series 2022-R01-1B2 (30 day avg SOFR US + 6.00%, 0.00% Floor)	11.28%(a)	12/25/2041	3,157,151
	Freddie Mac Structured Agency Credit Risk Debt Notes
3,000,000	Series 2020-HQA2-B2 (30 day avg SOFR US + 7.71%, 0.00% Floor)	12.99%(a)	03/25/2050	3,607,533
2,000,000	Series 2021-DNA2-B2 (30 day avg SOFR US + 6.00%, 0.00% Floor)	11.28%(a)	08/25/2033	2,375,487
3,000,000	Series 2021-DNA6-B2 (30 day avg SOFR US + 7.50%, 0.00% Floor)	12.78%(a)	10/25/2041	3,235,468
1,200,000	Series 2021-DNA7-M2 (30 day avg SOFR US + 1.80%, 0.00% Floor)	7.08%(a)	11/25/2041	1,213,404
2,000,000	Series 2021-HQA2-B2 (30 day avg SOFR US + 5.45%, 0.00% Floor)	10.73%(a)	12/25/2033	2,255,625
3,000,000	Series 2021-HQA3-B2 (30 day avg SOFR US + 6.25%, 0.00% Floor)	11.53%(a)	09/25/2041	3,147,668
	Indymac Index Mortgage Loan Trust
881,532	Series 2005-AR23-6A1	4.10%(e)	11/25/2035	804,164
	JP Morgan Alternative Loan Trust
57,917	Series 2006-S1-2A5	5.50%	07/25/2026	45,723
	JP Morgan Reremic
939,012	Series 2011-1-2A10	6.00%(a)(e)	06/26/2037	780,775
	Lehman Mortgage Trust
142,029	Series 2007-10-1A1	6.00%	01/25/2038	138,229
1,165,182	Series 2007-4-1A3	5.75%	05/25/2037	527,131
	RALI Trust
484,034	Series 2005-QS14-3A1	6.00%	09/25/2035	409,536
1,144,628	Series 2006-QS7-A3	6.00%	06/25/2036	901,984
364,348	Series 2007-QS1-1A1	6.00%	01/25/2037	296,323
591,152	Series 2007-QS6-A1 (1 mo. Term SOFR + 0.44%, 0.33% Floor, 7.00% Cap)	5.30%	04/25/2037	430,629
625,847	Series 2007-QS6-A102	5.75%	04/25/2037	510,075

Principal Amount $	Security Description	Rate	Maturity	Value $
134,667	Series 2007-QS6-A2 (-8 x 1 mo. Term SOFR + 54.63%, 0.00% Floor, 55.58% Cap)	14.17%(j)	04/25/2037	196,398
	RBSGC Mortgage Pass Through Certificates
615,600	Series 2008-B-A1	6.00%(a)	06/25/2037	535,017
	Residential Asset Securitization Trust
1,643,918	Series 2006-A6-1A12 (-1 x 1 mo. Term SOFR + 6.99%, 0.00% Floor, 7.10% Cap)	2.13%(h)(j)	07/25/2036	224,821
1,625,414	Series 2006-A6-1A9	6.00%	07/25/2036	433,716
	RFMSI Trust
370,497	Series 2007-S2-A4	6.00%	02/25/2037	278,828
	Structured Adjustable Rate Mortgage Loan Trust
340,127	Series 2006-1-2A2	5.22%(e)	02/25/2036	304,995
	Velocity Commercial Capital Loan Trust
344,674	Series 2018-1-M4	5.01%(a)	04/25/2048	307,741
256,243	Series 2018-1-M5	6.26%(a)	04/25/2048	228,564
364,718	Series 2018-1-M6	7.26%(a)	04/25/2048	312,449
	Vericrest Opportunity Loan Transferee
5,188,667	Series 2021-NPL3-A2	4.95%(a)(i)(l)	02/27/2051	5,082,183
	Washington Mutual Alternative Mortgage Pass-Through Certificates
3,022,328	Series 2006-8-A4	4.13%(i)	10/25/2036	1,052,441
	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $53,829,390)			43,952,644

US CORPORATE BONDS - 1.5%
250,000	Allied Universal Holdco LLC	7.88%(a)	02/15/2031	255,587
115,000	Anywhere Real Estate Group LLC / Anywhere Co.-Issuer Corp.	7.00%(a)	04/15/2030	106,939
140,000	Bausch + Lomb Corp.	8.38%(a)	10/01/2028	148,225
245,000	BCPE Empire Holdings, Inc.	7.63%(a)	05/01/2027	246,027
110,000	Cornerstone Building Brands, Inc.	9.50%(a)	08/15/2029	113,088
90,000	Directv Financing LLC	8.88%(a)	02/01/2030	90,624
270,000	Fertitta Entertainment LLC / Fertitta Entertainment Finance Co., Inc.	6.75%(a)	01/15/2030	251,725
235,000	Frontier Communications Holdings LLC	8.63%(a)	03/15/2031	253,552
145,000	Full House Resorts, Inc.	8.25%(a)	02/15/2028	145,321
135,000	Gray Television, Inc.	10.50%(a)	07/15/2029	141,135
235,000	Illuminate Buyer LLC / Illuminate Holdings IV, Inc.	9.00%(a)	07/01/2028	237,812
75,000	JetBlue Airways Corp. / JetBlue Loyalty LP	9.88%(a)	09/20/2031	79,072
135,000	Level 3 Financing, Inc.	10.50%(a)	04/15/2029	147,832
225,000	LifePoint Health, Inc.	10.00%(a)	06/01/2032	247,639
100,000	Mativ Holdings, Inc.	8.00%(a)	10/01/2029	102,193
150,000	McAfee Corp.	7.38%(a)	02/15/2030	146,451
135,000	Michaels Cos., Inc.	5.25%(a)	05/01/2028	99,778
90,000	Nabors Industries, Inc.	8.88%(a)	08/15/2031	85,695
250,000	PetSmart, Inc. / PetSmart Finance Corp.	7.75%(a)	02/15/2029	247,035
150,000	Radiology Partners, Inc. 4.28% Cash + 3.50% PIK	7.78%(a)	01/31/2029	149,062
100,000	Sabre GLBL, Inc.	8.63%(a)	06/01/2027	98,437
25,000	Staples, Inc.	10.75%(a)	09/01/2029	24,289
215,000	Trident TPI Holdings, Inc.	12.75%(a)	12/31/2028	238,945
155,000	United Natural Foods, Inc.	6.75%(a)	10/15/2028	147,983
90,000	Univision Communications, Inc.	8.50%(a)	07/31/2031	90,449
230,000	Victra Holdings LLC / Victra Finance Corp.	8.75%(a)	09/15/2029	241,694
	Total US Corporate Bonds (Cost $4,029,086)			4,136,589

US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS - 21.8%
	Federal Home Loan Mortgage Corp.
29,928,686	Series 2021-P009-X	1.44%(e)(h)	01/25/2031	1,054,145

The accompanying notes are an integral part of these financial statements.	Annual Report	September 30, 2024	19

Schedule of Investments DoubleLine Opportunistic Credit Fund (Cont.)

Principal Amount $	Security Description	Rate	Maturity	Value $
260,874	Series 3211-SI (-4 x 30 day avg SOFR US + 27.18%, 0.00% Floor, 27.67% Cap)	4.72%(h)(j)	09/15/2036	112,951
610,760	Series 3236-ES (-1 x 30 day avg SOFR US + 6.59%, 0.00% Floor, 6.70% Cap)	1.24%(h)(j)	11/15/2036	61,415
366,126	Series 3256-S (-1 x 30 day avg SOFR US + 6.58%, 0.00% Floor, 6.69% Cap)	1.23%(h)(j)	12/15/2036	43,395
210,533	Series 3292-SD (-1 x 30 day avg SOFR US + 5.99%, 0.00% Floor, 6.10% Cap)	0.64%(h)(j)	03/15/2037	17,241
2,281,369	Series 3297-BI (-1 x 30 day avg SOFR US + 6.65%, 0.00% Floor, 6.76% Cap)	1.30%(h)(j)	04/15/2037	284,400
1,961,972	Series 3311-BI (-1 x 30 day avg SOFR US + 6.65%, 0.00% Floor, 6.76% Cap)	1.30%(h)(j)	05/15/2037	188,346
1,613,215	Series 3311-IA (-1 x 30 day avg SOFR US + 6.30%, 0.00% Floor, 6.41% Cap)	0.95%(h)(j)	05/15/2037	201,035
345,465	Series 3314-SH (-1 x 30 day avg SOFR US + 6.29%, 0.00% Floor, 6.40% Cap)	0.94%(h)(j)	11/15/2036	34,409
163,042	Series 3330-KS (-1 x 30 day avg SOFR US + 6.44%, 0.00% Floor, 6.55% Cap)	1.09%(h)(j)	06/15/2037	10,302
30,971	Series 3339-AI (-1 x 30 day avg SOFR US + 6.44%, 0.00% Floor, 6.55% Cap)	1.09%(h)(j)	07/15/2037	2,882
1,151,388	Series 3339-TI (-1 x 30 day avg SOFR US + 6.03%, 0.00% Floor, 6.14% Cap)	0.68%(h)(j)	07/15/2037	124,515
343,904	Series 3374-SD (-1 x 30 day avg SOFR US + 6.34%, 0.00% Floor, 6.45% Cap)	0.99%(h)(j)	10/15/2037	30,662
96,085	Series 3382-SU (-1 x 30 day avg SOFR US + 6.19%, 0.00% Floor, 6.30% Cap)	0.84%(h)(j)	11/15/2037	7,400
2,016,861	Series 3404-SA (-1 x 30 day avg SOFR US + 5.89%, 0.00% Floor, 6.00% Cap)	0.54%(h)(j)	01/15/2038	222,439
88,776	Series 3423-GS (-1 x 30 day avg SOFR US + 5.54%, 0.00% Floor, 5.65% Cap)	0.19%(h)(j)	03/15/2038	6,720
1,475,612	Series 3435-S (-1 x 30 day avg SOFR US + 5.87%, 0.00% Floor, 5.98% Cap)	0.52%(h)(j)	04/15/2038	156,362
72,763	Series 3508-PS (-1 x 30 day avg SOFR US + 6.54%, 0.00% Floor, 6.65% Cap)	1.19%(h)(j)	02/15/2039	5,596
505,583	Series 3728-SV (-1 x 30 day avg SOFR US + 4.34%, 0.00% Floor, 4.45% Cap)	0.00%(h)(j)	09/15/2040	17,308
4,549,724	Series 3736-SN (-1 x 30 day avg SOFR US + 5.94%, 0.00% Floor, 6.05% Cap)	0.59%(h)(j)	10/15/2040	535,670
1,588,455	Series 3753-SB (-1 x 30 day avg SOFR US + 5.89%, 0.00% Floor, 6.00% Cap)	0.54%(h)(j)	11/15/2040	177,708
1,828,775	Series 3780-SM (-1 x 30 day avg SOFR US + 6.39%, 0.00% Floor, 6.50% Cap)	1.04%(h)(j)	12/15/2040	209,049
654,937	Series 3815-ST (-1 x 30 day avg SOFR US + 5.74%, 0.00% Floor, 5.85% Cap)	0.39%(h)(j)	02/15/2041	60,580
1,174,966	Series 3905-SC (-5 x 30 day avg SOFR US + 22.18%, 0.00% Floor, 22.75% Cap)	0.00%(j)	08/15/2041	1,239,941
660,181	Series 3924-SJ (-1 x 30 day avg SOFR US + 5.89%, 0.00% Floor, 6.00% Cap)	0.54%(h)(j)	09/15/2041	64,279
1,377,580	Series 3960-ES (-1 x 30 day avg SOFR US + 5.84%, 0.00% Floor, 5.95% Cap)	0.49%(h)(j)	11/15/2041	126,898
1,466,798	Series 4291-MS (-1 x 30 day avg SOFR US + 5.79%, 0.00% Floor, 5.90% Cap)	0.44%(h)(j)	01/15/2054	149,932
64,685	Series 4610-IB	3.00%(h)	06/15/2041	336
6,239,340	Series 5083-IH	2.50%(h)	03/25/2051	970,078
11,561,253	Series 5100-DS (-1 x 30 day avg SOFR US + 2.50%, 0.00% Floor, 2.50% Cap)	0.00%(h)(j)	05/25/2051	97,608
9,309,412	Series 5112-SC (-1 x 30 day avg SOFR US + 2.50%, 0.00% Floor, 2.50% Cap)	0.00%(h)(j)	06/25/2051	92,565

Principal Amount $	Security Description	Rate	Maturity	Value $
	Federal National Mortgage Association
27,671	Series 2005-72-WS (-1 x 30 day avg SOFR US + 6.64%, 0.00% Floor, 6.75% Cap)	1.36%(h)(j)	08/25/2035	2,178
85,955	Series 2005-90-SP (-1 x 30 day avg SOFR US + 6.64%, 0.00% Floor, 6.75% Cap)	1.36%(h)(j)	09/25/2035	542
212,690	Series 2006-117-SQ (-1 x 30 day avg SOFR US + 6.44%, 0.00% Floor, 6.55% Cap)	1.16%(h)(j)	12/25/2036	17,244
72,693	Series 2006-119-HS (-1 x 30 day avg SOFR US + 6.54%, 0.00% Floor, 6.65% Cap)	1.26%(h)(j)	12/25/2036	7,429
2,111,662	Series 2006-123-CI (-1 x 30 day avg SOFR US + 6.63%, 0.00% Floor, 6.74% Cap)	1.35%(h)(j)	01/25/2037	267,698
1,067,459	Series 2007-15-BI (-1 x 30 day avg SOFR US + 6.59%, 0.00% Floor, 6.70% Cap)	1.31%(h)(j)	03/25/2037	112,439
198,958	Series 2007-20-S (-1 x 30 day avg SOFR US + 6.63%, 0.00% Floor, 6.74% Cap)	1.35%(h)(j)	03/25/2037	13,796
103,422	Series 2007-21-SD (-1 x 30 day avg SOFR US + 6.37%, 0.00% Floor, 6.48% Cap)	1.09%(h)(j)	03/25/2037	9,185
546,358	Series 2007-30-IE (-1 x 30 day avg SOFR US + 6.63%, 0.00% Floor, 6.74% Cap)	1.35%(h)(j)	04/25/2037	75,458
1,287,886	Series 2007-32-SA (-1 x 30 day avg SOFR US + 5.99%, 0.00% Floor, 6.10% Cap)	0.71%(h)(j)	04/25/2037	129,319
462,178	Series 2007-40-SA (-1 x 30 day avg SOFR US + 5.99%, 0.00% Floor, 6.10% Cap)	0.71%(h)(j)	05/25/2037	41,160
94,551	Series 2007-48-SE (-1 x 30 day avg SOFR US + 5.99%, 0.00% Floor, 6.10% Cap)	0.71%(h)(j)	05/25/2037	6,212
149,439	Series 2007-64-LI (-1 x 30 day avg SOFR US + 6.45%, 0.00% Floor, 6.56% Cap)	1.17%(h)(j)	07/25/2037	12,710
55,646	Series 2007-68-SA (-1 x 30 day avg SOFR US + 6.54%, 0.00% Floor, 6.65% Cap)	1.26%(h)(j)	07/25/2037	5,371
2,738,877	Series 2007-75-PI (-1 x 30 day avg SOFR US + 6.43%, 0.00% Floor, 6.54% Cap)	1.15%(h)(j)	08/25/2037	301,505
1,396,453	Series 2008-33-SA (-1 x 30 day avg SOFR US + 5.89%, 0.00% Floor, 6.00% Cap)	0.61%(h)(j)	04/25/2038	148,854
1,194,984	Series 2008-42-SC (-1 x 30 day avg SOFR US + 5.79%, 0.00% Floor, 5.90% Cap)	0.51%(h)(j)	05/25/2038	109,605
318,997	Series 2008-5-GS (-1 x 30 day avg SOFR US + 6.14%, 0.00% Floor, 6.25% Cap)	0.86%(h)(j)	02/25/2038	33,461
716,956	Series 2008-62-SD (-1 x 30 day avg SOFR US + 5.94%, 0.00% Floor, 6.05% Cap)	0.66%(h)(j)	07/25/2038	64,765
536,002	Series 2008-68-SB (-1 x 30 day avg SOFR US + 5.99%, 0.00% Floor, 6.10% Cap)	0.71%(h)(j)	08/25/2038	47,341
75,157	Series 2009-111-SE (-1 x 30 day avg SOFR US + 6.14%, 0.00% Floor, 6.25% Cap)	0.86%(h)(j)	01/25/2040	8,915
426,703	Series 2009-12-CI (-1 x 30 day avg SOFR US + 6.49%, 0.00% Floor, 6.60% Cap)	1.21%(h)(j)	03/25/2036	33,632
79,953	Series 2009-47-SA (-1 x 30 day avg SOFR US + 5.99%, 0.00% Floor, 6.10% Cap)	0.71%(h)(j)	07/25/2039	5,430
98,126	Series 2009-48-WS (-1 x 30 day avg SOFR US + 5.84%, 0.00% Floor, 5.95% Cap)	0.56%(h)(j)	07/25/2039	9,573
58,117	Series 2009-67-SA (-1 x 30 day avg SOFR US + 5.04%, 0.25% Floor, 5.15% Cap)	0.25%(h)(j)	07/25/2037	3,278
280,278	Series 2009-87-SA (-1 x 30 day avg SOFR US + 5.89%, 0.00% Floor, 6.00% Cap)	0.61%(h)(j)	11/25/2049	31,542
3,453,893	Series 2009-90-QI (-1 x 30 day avg SOFR US + 6.49%, 0.00% Floor, 6.60% Cap)	1.21%(h)(j)	08/25/2036	360,014
420,636	Series 2009-91-SD (-1 x 30 day avg SOFR US + 6.04%, 0.00% Floor, 6.15% Cap)	0.76%(h)(j)	11/25/2039	41,040

20	DoubleLine Opportunistic Credit Fund	The accompanying notes are an integral part of these financial statements.

September 30, 2024

Principal Amount $	Security Description	Rate	Maturity	Value $
81,621	Series 2010-11-SC (-1 x 30 day avg SOFR US + 4.69%, 0.00% Floor, 4.80% Cap)	0.00%(h)(j)	02/25/2040	6,124
83,039	Series 2010-115-SD (-1 x 30 day avg SOFR US + 6.49%, 0.00% Floor, 6.60% Cap)	1.21%(h)(j)	11/25/2039	8,544
2,759,499	Series 2010-142-SC (-1 x 30 day avg SOFR US + 6.49%, 0.00% Floor, 6.60% Cap)	1.21%(h)(j)	12/25/2040	353,667
470,535	Series 2010-15-SL (-1 x 30 day avg SOFR US + 4.84%, 0.00% Floor, 4.95% Cap)	0.00%(h)(j)	03/25/2040	22,637
155,108	Series 2010-19-SA (-1 x 30 day avg SOFR US + 5.29%, 0.00% Floor, 5.40% Cap)	0.01%(h)(j)	03/25/2050	14,202
353,525	Series 2010-31-SB (-1 x 30 day avg SOFR US + 4.89%, 0.00% Floor, 5.00% Cap)	0.00%(h)(j)	04/25/2040	30,742
616,357	Series 2010-39-SL (-1 x 30 day avg SOFR US + 5.56%, 0.00% Floor, 5.67% Cap)	0.28%(h)(j)	05/25/2040	55,042
89,480	Series 2010-8-US (-1 x 30 day avg SOFR US + 4.69%, 0.00% Floor, 4.80% Cap)	0.00%(h)(j)	02/25/2040	3,127
100,439	Series 2010-9-GS (-1 x 30 day avg SOFR US + 4.64%, 0.00% Floor, 4.75% Cap)	0.00%(h)(j)	02/25/2040	5,214
527,468	Series 2011-114-S (-1 x 30 day avg SOFR US + 5.89%, 0.00% Floor, 6.00% Cap)	0.61%(h)(j)	09/25/2039	60,642
803,216	Series 2011-146-US (-1 x 30 day avg SOFR US + 6.84%, 0.00% Floor, 7.00% Cap)	0.00%(j)	01/25/2042	586,552
138,842	Series 2012-29-SG (-1 x 30 day avg SOFR US + 5.89%, 0.00% Floor, 6.00% Cap)	0.61%(h)(j)	04/25/2042	13,129
1,018,572	Series 2012-56-SN (-1 x 30 day avg SOFR US + 5.94%, 0.00% Floor, 6.05% Cap)	0.66%(h)(j)	06/25/2042	84,883
1,243,310	Series 2012-76-SC (-1 x 30 day avg SOFR US + 5.89%, 0.00% Floor, 6.00% Cap)	0.61%(h)(j)	07/25/2042	171,594
1,386,415	Series 2013-83-US (-1 x 30 day avg SOFR US + 4.89%, 0.00% Floor, 5.00% Cap)	0.00%(j)	08/25/2043	1,031,188
3,556,503	Series 2016-64-SA (-1 x 30 day avg SOFR US + 5.89%, 0.00% Floor, 6.00% Cap)	0.61%(h)(j)	09/25/2046	477,806
14,298,141	Series 2019-M26-X1	0.70%(e)(h)	03/25/2030	307,131
3,023,408	Series 2020-61-DI	3.00%(h)	09/25/2060	484,925
13,196,263	Series 2020-M27-X1	0.93%(e)(h)	03/25/2031	435,068
14,900,186	Series 2021-17-SA (-1 x 30 day avg SOFR US + 2.00%, 0.00% Floor, 2.00% Cap)	0.00%(h)(j)	04/25/2051	29,917
4,746,487	Series 2021-3-KI	2.50%(h)	02/25/2051	688,692
4,162,100	Series 2021-56-WI	2.50%(h)	09/25/2051	509,913
131,711	Series 374-19	6.50%(h)	09/25/2036	23,636
	FREMF Mortgage Trust
600,529	Series 2015-KF07-B (30 day avg SOFR US + 5.06%, 0.00% Floor)	10.41%(a)	02/25/2025	598,821
543,955	Series 2016-KF25-B (30 day avg SOFR US + 5.11%, 5.00% Floor)	10.46%(a)	10/25/2024	542,988
695,146	Series 2018-KF56-C (30 day avg SOFR US + 5.91%, 5.80% Floor)	11.26%(a)	11/25/2028	611,781
1,122,653	Series 2019-KF71-C (30 day avg SOFR US + 6.11%, 6.00% Floor)	11.46%(a)	10/25/2029	1,080,933
	Government National Mortgage Association
331,003	Series 2009-104-SD (-1 x 1 mo. Term SOFR + 6.24%, 0.00% Floor, 6.35% Cap)	1.14%(h)(j)	11/16/2039	34,995
33,940	Series 2010-98-IA	5.38%(e)(h)	03/20/2039	1,045
351,160	Series 2011-69-SB (-1 x 1 mo. Term SOFR + 5.24%, 0.00% Floor, 5.35% Cap)	0.27%(h)(j)	05/20/2041	26,670
589,748	Series 2011-71-SG (-1 x 1 mo. Term SOFR + 5.29%, 0.00% Floor, 5.40% Cap)	0.32%(h)(j)	05/20/2041	55,305
629,157	Series 2011-72-AS (-1 x 1 mo. Term SOFR + 5.27%, 0.00% Floor, 5.38% Cap)	0.30%(h)(j)	05/20/2041	53,179

Principal Amount $	Security Description	Rate	Maturity	Value $
749,494	Series 2011-89-SA (-1 x 1 mo. Term SOFR + 5.34%, 0.00% Floor, 5.45% Cap)	0.37%(h)(j)	06/20/2041	71,027
5,304,065	Series 2012-26-SP (-1 x 1 mo. Term SOFR + 6.54%, 0.00% Floor, 6.65% Cap)	1.57%(h)(j)	02/20/2042	731,129
391,775	Series 2012-34-LI (-20 x 1 mo. Term SOFR + 119.71%, 0.00% Floor, 6.00% Cap)	6.00%(h)(j)	12/16/2039	83,210
4,031,218	Series 2013-119-TZ	3.00%	08/20/2043	3,654,984
2,294,242	Series 2014-39-SK (-1 x 1 mo. Term SOFR + 6.09%, 0.00% Floor, 6.20% Cap)	1.12%(h)(j)	03/20/2044	288,810
4,016,505	Series 2014-59-DS (-1 x 1 mo. Term SOFR + 6.14%, 0.00% Floor, 6.25% Cap)	1.04%(h)(j)	04/16/2044	447,662
3,566,293	Series 2014-63-SD (-1 x 1 mo. Term SOFR + 5.44%, 0.00% Floor, 5.55% Cap)	0.47%(h)(j)	04/20/2044	497,081
1,592,691	Series 2014-69-ST (-1 x 1 mo. Term SOFR + 5.99%, 0.00% Floor, 6.10% Cap)	0.89%(h)(j)	12/16/2039	175,992
2,369,088	Series 2015-148-BS (-1 x 1 mo. Term SOFR + 5.58%, 0.00% Floor, 5.69% Cap)	0.61%(h)(j)	10/20/2045	266,447
6,637,566	Series 2015-158-SK (-1 x 1 mo. Term SOFR + 6.09%, 0.00% Floor, 6.20% Cap)	1.12%(h)(j)	11/20/2045	953,152
7,539,752	Series 2018-111-SA (-1 x 1 mo. Term SOFR + 4.44%, 0.00% Floor, 4.55% Cap)	0.00%(h)(j)	08/20/2048	469,651
21,718,671	Series 2018-48-SD (-1 x 1 mo. Term SOFR + 3.79%, 0.00% Floor, 3.90% Cap)	0.00%(h)(j)	04/20/2048	799,221
6,490,376	Series 2020-115-SC (-1 x 1 mo. Term SOFR + 4.09%, 0.00% Floor, 4.20% Cap)	0.00%(h)(j)	08/20/2050	355,495
9,227,053	Series 2020-129-IW	2.50%(h)	09/20/2050	1,299,801
5,142,734	Series 2020-129-SE (-1 x 1 mo. Term SOFR + 3.64%, 0.00% Floor, 3.75% Cap)	0.00%(h)(j)	09/20/2050	168,174
15,606,887	Series 2020-138-IC	3.50%(h)	08/20/2050	2,840,744
5,765,187	Series 2020-138-IL	3.50%(h)	09/20/2050	925,024
9,759,690	Series 2020-173-MI	2.50%(h)	11/20/2050	1,397,377
7,337,880	Series 2020-175-KI	2.50%(h)	11/20/2050	1,010,367
2,802,665	Series 2020-187-SB (-1 x 1 mo. Term SOFR + 6.19%, 0.00% Floor, 6.30% Cap)	1.22%(h)(j)	12/20/2050	451,188
4,576,266	Series 2020-196-DI	2.50%(h)	12/20/2050	653,616
8,004,415	Series 2021-107-IL	3.00%(h)	06/20/2051	1,313,935
6,435,375	Series 2021-107-SA (-1 x 1 mo. Term SOFR + 3.64%, 0.00% Floor, 3.75% Cap)	0.00%(h)(j)	06/20/2051	333,866
3,960,869	Series 2021-116-XI	3.50%(h)	03/20/2051	725,988
3,476,921	Series 2021-125-AS (-1 x 30 day avg SOFR US + 3.25%, 0.00% Floor, 3.25% Cap)	0.00%(h)(j)	07/20/2051	76,952
6,791,856	Series 2021-130-DI	3.00%(h)	07/20/2051	1,096,691
9,805,113	Series 2021-15-PI	3.00%(h)	01/20/2051	1,498,717
6,742,662	Series 2021-158-SA (-1 x 30 day avg SOFR US + 3.70%, 0.00% Floor, 3.70% Cap)	0.00%(h)(j)	09/20/2051	335,736
16,751,466	Series 2021-194-IN	3.00%(h)	11/20/2051	2,810,762
11,216,338	Series 2021-209-MI	3.00%(h)	11/20/2051	1,799,188
13,134,730	Series 2021-221-SC (-1 x 30 day avg SOFR US + 3.80%, 0.00% Floor, 3.80% Cap)	0.00%(h)(j)	12/20/2051	421,796
9,820,040	Series 2021-221-SD (-1 x 30 day avg SOFR US + 3.80%, 0.00% Floor, 3.80% Cap)	0.00%(h)(j)	12/20/2051	338,749
10,241,472	Series 2021-24-XI	2.00%(h)	02/20/2051	1,251,809
8,272,743	Series 2021-46-DS (-1 x 1 mo. Term SOFR + 2.69%, 0.00% Floor, 2.80% Cap)	0.00%(h)(j)	03/20/2051	142,352
4,487,417	Series 2021-58-SJ (-1 x 1 mo. Term SOFR + 6.19%, 0.00% Floor, 6.30% Cap)	1.22%(h)(j)	04/20/2051	607,225
36,008,371	Series 2021-59-S (-1 x 30 day avg SOFR US + 2.60%, 0.00% Floor, 2.60% Cap)	0.00%(h)(j)	04/20/2051	485,436
7,010,747	Series 2021-7-IQ	2.50%(h)	01/20/2051	1,032,696
14,261,758	Series 2021-73-LS (-1 x 30 day avg SOFR US + 2.50%, 0.50% Floor, 2.50% Cap)	0.50%(h)(j)	04/20/2051	382,910
7,460,341	Series 2021-77-IH	2.50%(h)	05/20/2051	833,611

The accompanying notes are an integral part of these financial statements.	Annual Report	September 30, 2024	21

Schedule of Investments DoubleLine Opportunistic Credit Fund (Cont.)

Principal Amount $	Security Description	Rate	Maturity	Value $
12,869,682	Series 2021-78-SC (-1 x 30 day avg SOFR US + 2.60%, 0.00% Floor, 2.60% Cap)	0.00%(h)(j)	05/20/2051	113,032
25,417,775	Series 2021-9-MI	2.50%(h)	01/20/2051	3,532,794
14,048,800	Series 2021-97-SA (-1 x 30 day avg SOFR US + 2.60%, 0.00% Floor, 2.60% Cap)	0.00%(h)(j)	06/20/2051	134,986
9,537,025	Series 2021-H04-BI	0.95%(e)(h)	02/01/2071	493,459
10,948,521	Series 2021-H07-AI	0.32%(e)(h)	05/20/2071	647,492
15,028,873	Series 2022-22-SA (-1 x 30 day avg SOFR US + 3.60%, 0.00% Floor, 3.60% Cap)	0.00%(h)(j)	08/20/2050	440,101
6,050,847	Series 2022-25-EI	3.00%(h)	02/20/2052	906,684
34,314,177	Series 2022-83-IO	2.50%(h)	11/20/2051	4,854,509
7,727,367	Series 2024-13-IA	3.00%(h)	05/20/2051	1,247,287
	Total US Government and Agency Mortgage Backed Obligations (Cost $65,475,469)			62,014,870

US GOVERNMENT AND AGENCY OBLIGATIONS - 2.0%
5,950,000	United States Treasury Note/Bond	0.25%	08/31/2025	5,748,960
	Total US Government and Agency Obligations (Cost $5,699,568)			5,748,960

Shares	Security Description	Value $
COMMON STOCKS - 0.0%(m)
20,051	JOANN, Inc.(c)(n)	—
2,528	Riverbed - Class B(c)(n)	329
	Total Common Stocks (Cost $–)	329

Shares	Security Description	Rate	Value $
SHORT TERM INVESTMENTS - 2.6%
2,508,925	First American Government Obligations Fund - U	4.84%(o)	2,508,925
2,508,925	JPMorgan US Government Money Market Fund - IM	4.86%(o)	2,508,925
2,508,926	MSILF Government Portfolio - Institutional	4.83%(o)	2,508,926
	Total Short Term Investments (Cost $7,526,776)		7,526,776
	Total Investments - 115.0%(p) (Cost $360,168,485)		327,617,131
	Other Liabilities in Excess of Assets - (15.0)%		(42,727,985)
	NET ASSETS - 100.0%		$284,889,146

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Collateralized Loan Obligations	30.4%
Non-Agency Commercial Mortgage Backed Obligations	24.4%
US Government and Agency Mortgage Backed Obligations	21.8%
Non-Agency Residential Collateralized Mortgage Obligations	15.4%
Bank Loans	10.3%
Foreign Corporate Bonds	3.6%
Short Term Investments	2.6%
US Government and Agency Obligations	2.0%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	1.5%
Asset Backed Obligations	1.5%
US Corporate Bonds	1.5%
Common Stocks	0.0%(m)
Other Assets and Liabilities	(15.0)%
Net Assets	100.0%

22	DoubleLine Opportunistic Credit Fund	The accompanying notes are an integral part of these financial statements.

September 30, 2024

INVESTMENT BREAKDOWN as a % of Net Assets:
Collateralized Loan Obligations	30.4%
Non-Agency Commercial Mortgage Backed Obligations	24.4%
US Government and Agency Mortgage Backed Obligations	21.8%
Non-Agency Residential Collateralized Mortgage Obligations	15.4%
Short Term Investments	2.6%
Electronics/Electric	2.3%
US Government and Agency Obligations	2.0%
Asset Backed Obligations	1.5%
Healthcare	1.3%
Commercial Services	1.2%
Energy	1.0%
Transportation	1.0%
Chemicals/Plastics	1.0%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	0.9%
Retailers (other than Food/Drug)	0.8%
Consumer Products	0.7%
Media	0.6%
Industrial Equipment	0.6%
Utilities	0.5%
Hotels/Motels/Inns and Casinos	0.5%
Construction	0.5%
Mining	0.4%
Banking	0.4%
Insurance	0.4%
Building and Development (including Steel/Metals)	0.4%
Finance	0.4%
Business Equipment and Services	0.4%
Telecommunications	0.3%
Containers and Glass Products	0.3%
Chemical Products	0.2%
Beverage and Tobacco	0.1%
Pulp & Paper	0.1%
Consumer Staples	0.1%
Food Service	0.1%
Technology	0.1%
Diversified Manufacturing	0.1%
Conglomerates	0.1%
Food Products	0.1%
Aerospace & Defense	0.0%(m)
Other Assets and Liabilities	(15.0)%
Net Assets	100.0%

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
(b)
Security pays interest at rates that represent residual cashflows available after more senior tranches have been paid. The interest rate disclosed reflects the estimated rate in effect as of period end.

(c)	Value determined using significant unobservable inputs.
(d)
Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of period end.

(e)
Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of period end.

(f)	Perpetual maturity. The date disclosed is the next call date of the security.
(g)	Security is in default or has failed to make a scheduled payment. Income is not being accrued.
(h)	Interest only security
(i)	Step Bond; Coupon rate changes based on a predetermined schedule or event. The interest rate shown is the rate in effect as of period end.
(j)
Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

(k)	Securities referencing LIBOR are expected to transition to an alternative reference rate by the security’s next scheduled coupon reset date.
(l)
This security accrues interest which is added to the outstanding principal balance. The interest payment will be deferred until all other tranches in the structure are paid off. The rate disclosed is as of period end.

(m)	Represents less than 0.05% of net assets.
(n)	Non-income producing security.
(o)	Seven-day yield as of period end.
(p)
Under the Fund’s credit agreement, the lender, through its agent, has been granted a security interest in all of the Fund’s investments in consideration of the Fund’s borrowing under the line of credit with the lender (See Note 9).

CMT Constant Maturity Treasury Rate
LIBOR London Interbank Offered Rate
PIK
A payment-in-kind security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.
SOFR Secured Overnight Financing Rate
The accompanying notes are an integral part of these financial statements.	Annual Report	September 30, 2024	23

Statement of Assets and Liabilities	September 30, 2024

ASSETS
Investments in Unaffiliated Securities, at Value*	$320,090,355
Short Term Investments*	7,526,776
Cash	225,253
Interest and Dividends Receivable	3,685,696
Receivable for Investments Sold	476,844
Receivable for Fund Shares Sold	235,155
Prepaid Expenses and Other Assets	193,402
Total Assets	332,433,481
LIABILITIES:
Loan Payable (See Note 9)	43,000,000
Payable for Investments Purchased	3,672,078
Investment Advisory Fees Payable	282,036
Interest Expense Payable	224,677
Professional Fees Payable	140,549
Administration, Fund Accounting and Custodian Fees Payable	114,808
Accrued Expenses	71,855
Trustees Fees Payable (See Note 7)	38,332
Total Liabilities	47,544,335
Commitments and Contingencies (See Note 2, Note 8 and Note 9)
Net Assets	$284,889,146
NET ASSETS CONSISTS OF:
Capital Stock ($0.00001 par value)	$182
Additional Paid-in Capital	376,657,775
Total Distributable Earnings (Loss) (See Note 5)	(91,768,811)
Net Assets	$284,889,146
*Identified Cost:
Investments in Unaffiliated Securities	$352,641,709
Short Term Investments	7,526,776
Shares Outstanding and Net Asset Value Per Share:
Shares Outstanding (unlimited authorized)	18,224,779
Net Asset Value Per Share	$15.63

24	DoubleLine Opportunistic Credit Fund	The accompanying notes are an integral part of these financial statements.

Statement of Operations	For the Year Ended September 30, 2024

INVESTMENT INCOME
Income:
Interest	$20,084,283
Total Investment Income	20,084,283
Expenses:
Investment Advisory Fees	3,024,889
Interest Expense	2,606,049
Professional Fees	237,268
Administration, Fund Accounting and Custodian Fees	196,613
Shareholder Reporting Expenses	139,570
Trustees Fees	101,385
Registration Fees	25,536
Miscellaneous Expenses	17,657
Insurance Expenses	8,864
Total Expenses	6,357,831
Net Investment Income (Loss)	13,726,452
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments in Unaffiliated Securities	(751,944)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments in Unaffiliated Securities	32,599,404
Net Realized and Unrealized Gain (Loss) on Investments	31,847,460
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$45,573,912

The accompanying notes are an integral part of these financial statements.	Annual Report	September 30, 2024	25

Statements of Changes in Net Assets

	Year Ended September 30,
	2024	2023
OPERATIONS
Net Investment Income (Loss)	$13,726,452	$4,826,622
Net Realized Gain (Loss) on Investments	(751,944)	(3,776,695)
Net Change in Unrealized Appreciation (Depreciation) on Investments	32,599,404	13,859,226
Net Increase (Decrease) in Net Assets Resulting from Operations	45,573,912	14,909,153
DISTRIBUTIONS TO SHAREHOLDERS
From Earnings	(16,524,843)	(8,007,431)
From Return of Capital	(6,444,299)	(13,470,154)
Total Distributions to Shareholders	(22,969,142)	(21,477,585)
NET SHARE TRANSACTIONS
Proceeds from Issuance of common shares in connection with the shelf offering	26,050,818	11,667,601
Commissions and offering expenses associated with the issuance of common shares in connection with the shelf offering	(358,081)	(151,217)
Issuance of common shares from reinvestment of distributions	531,962	471,944
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	26,224,699	11,988,328
Total Increase (Decrease) in Net Assets	$48,829,469	$5,419,896
NET ASSETS:
Beginning of Period	$236,059,677	$230,639,781
End of Period	$284,889,146	$236,059,677

26	DoubleLine Opportunistic Credit Fund	The accompanying notes are an integral part of these financial statements.

Statement of Cash Flows	For the Year Ended September 30, 2024

CASH FLOWS PROVIDED BY (USED IN) OPERATING ACTIVITIES
Net Increase (Decrease) in Net Assets Resulting from Operations	$45,573,912
Adjustments to Reconcile the Change in Net Assets from Operations to Net Cash Provided By (Used In) Operating activities:
Purchases of Long Term Investments	(101,913,772)
Proceeds from Disposition of Long Term Investments	81,429,374
Net (Purchases of) Proceeds from Disposition of Short Term Investments	(1,150,028)
Net Amortization (Accretion of Premiums/Discounts and Other Cost Adjustments	9,302,772
Net Realized (Gain) Loss on:
Investments on Unaffiliated Securities	751,944
Net Change in Unrealized Depreciation (Appreciation) on:
Investments on Unaffiliated Securities	(32,599,404)
(Increase) Decrease in:
Interest Receivable	2,979
Receivable for Investments Sold	(263,725)
Prepaid Expenses and Other Assets	100,670
Increase (Decrease) in:
Payable for Investments Purchased	2,715,318
Investment Advisory Fees Payable	28,175
Interest Expense Payable	(40,538)
Trustees Fees Payable	3,285
Administration, Fund Accounting and Custodian Fees Payable	4,010
Accrued Expenses	43,649
Professional Fees Payable	20,145
Net Cash Provided By (Used In) Operating Activities	4,008,766
CASH FLOWS PROVIDED BY (USED IN) FINANCING ACTIVITIES
Cash Distributions Paid to Common Stockholders	(22,437,180)
Issuance of shares, net of fees	25,457,582
Increase in borrowings	8,000,000
Decrease in borrowings	(15,000,000)
Net Cash Provided By (Used In) Financing Activities	(3,979,598)
NET CHANGE IN CASH
Cash at Beginning of Period	196,085
Cash at End of Period	$225,253
SUPPLEMENTAL DISCLOSURE OF CASH FLOW AND NON-CASH INFORMATION:
Additional Paid-in Capital from Dividend Reinvestment	$ 531,962
Cash Paid for Interest on Loan Outstanding	$ 2,646,587

The accompanying notes are an integral part of these financial statements.	Annual Report	September 30, 2024	27

Financial Highlights

	Year Ended September 30,
	2024	2023	2022	2021	2020

Net Asset Value, Beginning of Period	$14.31	$14.70	$19.41	$19.52	$20.80
Income (Loss) from Investments Operations:
Net Investment Income (loss)(a)	0.79	0.30	1.01	1.40	1.60
Net Gain (Loss) on Investments (Realized and Unrealized)	1.84	0.62	(4.35)	0.20	(1.47)
Total from Investment Operations	2.63	0.92	(3.34)	1.60	0.13

Less Distributions:
Distributions from Net investment Income	(0.95)	(0.49)	(1.13)	(1.71)	(1.41)
Return of Capital	(0.37)	(0.83)	(0.24)	—	—
Total Distributions	(1.32)	(1.32)	(1.37)	(1.71)	(1.41)

Proceeds from Issuance of Common Shares:
Premiums less commissions and offering costs
on issuance of common shares (See Note 12)	0.01(b)	0.01(b)	—(b)(c)	—(b)(c)	—
Total capital stock transactions	0.01(b)	0.01(b)	—(b)(c)	—(b)(c)	—
Net Asset Value, End of Period	$15.63	$14.31	$14.70	$19.41	$19.52
Market Price, End of Period	$15.82	$14.58	$14.45	$19.72	$19.06
Total Return on Net Asset Value(d)	19.24%	6.55%	(18.05)%	8.49%	0.83%
Total Return on Market Price(e)	18.40%	10.46%	(20.55)%	12.85%	(1.04)%

Supplemental Data and Ratios:
Net Assets, End of Period (000’s)	$284,889	$236,060	$230,640	$298,816	$291,919
Ratio to Average Net Assets:
Expenses, including interest expense	2.43%	2.66%	1.72%	1.64%	1.90%
Net Investment Income (Loss)	5.24%	2.04%	5.81%	7.14%	8.18%
Portfolio Turnover Rate	27%	15%	25%	46%	29%

(a)	Calculated based on average shares outstanding during the period.
(b)
Represents the premium on the at the market offering of $0.031, $0.017, $0.006 and $0.008 per share, respectively, less underwriting and offering costs of $0.021, $0.010, $0.005 and $0.007 per share, respectively, for the periods ended September 30, 2024, September 30, 2023, September 30, 2022 and September 30, 2021.

(c)	Less than $0.005 per share
(d)
Total return on Net Asset Value is computed based upon the Net Asset Value of common stock on the first business day and the closing Net Asset Value on the last business day of the period. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

(e)
Total return on Market Price is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan. Total return on Market Price does not reflect any sales load paid by investors.

28	DoubleLine Opportunistic Credit Fund	The accompanying notes are an integral part of these financial statements.

Financial Highlights (Cont.)

	Year Ended September 30,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$19.75	$22.04	$23.30	$24.10	$23.41
Income (Loss) from Investments Operations:
Net Investment Income (loss)(a)	1.35	1.41	1.63	1.81	2.21
Net Gain (Loss) on Investments (Realized and Unrealized)	1.13	(1.70)	(0.89)	(0.08)	0.97
Total from Investment Operations	2.48	(0.29)	0.74	1.73	3.18

Less Distributions:
Distributions from Net investment Income	(1.43)	(1.58)	(1.93)	(2.48)	(2.49)
Return of Capital	—	(0.42)	(0.07)	(0.05)	—
Total Distributions	(1.43)	(2.00)	(2.00)	(2.53)	(2.49)

Net Asset Value, End of Year	$20.80	$19.75	$22.04	$23.30	$24.10
Market Price, End of Year	$20.71	$20.57	$24.04	$25.68	$24.88
Total Return on Net Asset Value(b)	13.12%	(1.31)%	3.49%	7.81%	14.33%
Total Return on Market Price(c)	8.12%	(5.78)%	2.09%	14.38%	17.08%

Supplemental Data and Ratios:
Net Assets, End of Period (000’s)	$310,652	$294,700	$327,927	$345,864	$356,678
Ratio to Average Net Assets:
Expenses, including interest expense	2.30%	2.17%	1.80%	1.59%	1.65%
Net Investment Income (Loss)	6.72%	6.77%	7.32%	7.77%	9.27%
Portfolio Turnover Rate	26%	28%	17%	14%	4%

The following table sets forth information regarding the Fund’s outstanding senior securities as of the end of each of the Fund’s last ten fiscal periods, as applicable.

Fiscal Year/Period Ended	Total Amount Outstanding(d)	Asset Coverage per $1,000 of Senior Securities	Average Market Value per $1,000 of Senior Securities (Excluding Bank Loans)	Type of Senior Security
September 30, 2024	$43,224,677	$7,591	N/A	Loan
September 30, 2023	$50,265,215	$5,696	N/A	Loan
September 30, 2022	$44,168,524	$6,222	N/A	Loan
September 30, 2021	$60,065,135	$3,487	N/A	Loan
September 30, 2020	$61,065,420	$4,780	N/A	Loan
September 30, 2019	$80,198,507	$4,874	N/A	Loan
September 30, 2018	$87,144,451	$4,382	N/A	Reverse Repo
September 30, 2017	$85,851,178	$4,820	N/A	Reverse Repo
September 30, 2016	$66,370,049	$6,211	N/A	Reverse Repo
September 30, 2015	$48,686,293	$8,326	N/A	Reverse Repo

(a)	Calculated based on average shares outstanding during the period.
(b)
Total return on Net Asset Value is computed based upon the Net Asset Value of common stock on the first business day and the closing Net Asset Value on the last business day of the period. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

(c)
Total return on Market Price is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan. Total return on Market Price does not reflect any sales load paid by investors.

(d)	Includes accrued interest payable on amounts outstanding as of the end of the relevant fiscal year/period.
The accompanying notes are an integral part of these financial statements.	Annual Report	September 30, 2024	29

Notes to Financial Statements	September 30, 2024
1. Organization
DoubleLine Opportunistic Credit Fund (the “Fund”) was formed as a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and originally classified as a non-diversified fund. The Fund is currently operating as a diversified fund. Currently under the 1940 Act, a diversified fund generally may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer or own more than 10% of the outstanding voting securities of such issuer (except, in each case, U.S. Government securities, cash, cash items and the securities of other investment companies). The remaining 25% of a fund’s total assets is not subject to this limitation. The Fund was organized as a Massachusetts business trust on July 22, 2011 and commenced operations on January 27, 2012. The Fund is listed on the New York Stock Exchange (“NYSE”) under the symbol “DBL”. The Fund’s investment objective is to seek high total investment return by providing a high level of current income and the potential for capital appreciation.
The fiscal year end for the Fund is September 30, and the period covered by these Financial Statements is for the year ended September 30, 2024 (the “period end”).
2. Significant Accounting Policies
The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946, Financial Services – Investment Companies, by the Financial Accounting Standards Board (“FASB”). The following is a summary of the significant accounting policies of the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“US GAAP”).
A. Security Valuation. The Fund has adopted US GAAP fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:
•	Level 1—Unadjusted quoted market prices in active markets for identical securities
•	Level 2—Quoted prices for identical or similar assets in markets that are not active, or inputs derived from observable market data
•	Level 3—Significant unobservable inputs (including the reporting entity’s estimates and assumptions)
Valuations for domestic and foreign fixed income securities are normally determined on the basis of evaluations provided by independent pricing services. Vendors typically value such securities based on one or more inputs described in the following table which is not intended to be a complete list. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed income securities in which the Fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income securities. Securities that use similar valuation techniques and inputs as described in the following table are categorized as Level 2 of the fair value hierarchy. To the extent the significant inputs are unobservable, the values generally would be categorized as Level 3. Assets and liabilities may be transferred between levels.

Fixed-income class	Examples of Inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds and notes; convertible securities	Standard inputs and underlying equity of the issuer
US bonds and notes of government and government agencies	Standard inputs
Residential and commercial mortgage-backed obligations; asset-backed obligations (including collateralized loan obligations)	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information, trustee reports
Bank loans	Standard inputs

Investments in registered open-end management investment companies will be valued based upon the net asset value (“NAV”) of such investments and are categorized as Level 1 of the fair value hierarchy.
30	DoubleLine Opportunistic Credit Fund

September 30, 2024
Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts, that are traded on a national securities or commodities exchange, are typically valued at the last reported sales price, in the case of common stocks and exchange-traded funds, or, in the case of futures contracts or options contracts, the settlement price determined by the relevant exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.
Over-the-counter financial derivative instruments, such as forward currency exchange contracts, options contracts, or swap agreements, derive their values from underlying asset prices, indices, reference rates, other inputs or a combination of these factors. These instruments are normally valued on the basis of valuations obtained from counterparties, published index closing levels or evaluated prices supplied by independent pricing services, some or all of which may be based on market data from trading on exchanges that closed significantly before the time as of which the Fund calculates its NAV. Forward foreign currency contracts are generally valued based on rates provided by independent data providers. The Fund does not normally take into account trading, clearances or settlements that take place after the close of the principal exchange or market on which such securities are traded. Depending on the instrument and the terms of the transaction, the value of the derivative instruments can be estimated by a pricing service provider using a series of techniques, such as simulation pricing models. The pricing models use issuer details and other inputs that are observed from actively quoted markets such as indices, spreads, interest rates, curves,dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are normally categorized as Level 2 of the fair value hierarchy.
The Fund’s holdings in whole loans, securitizations and certain other types of alternative lending-related instruments may be valued based on prices provided by a third-party pricing service.
Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by an independent pricing service. Where an active secondary market does not exist to a reliable degree in the judgment of DoubleLine Capital LP (the “Adviser” or “DoubleLine Capital”), such loans will be valued at fair value based on certain factors.
In respect of certain commercial real estate-related, residential real estate-related and certain other investments for which a limited market may exist, the Valuation Designee (as defined below) may value such investments based on appraisals conducted by an independent valuation advisor or a similar pricing agent. However, an independent valuation firm may not be retained to undertake an evaluation of an asset unless the NAV, market price and other aspects of an investment exceed certain significance thresholds.
The Board of Trustees has adopted a pricing and valuation policy for use by the Fund and its Valuation Designee in calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Fund has designated the Adviser as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.
Annual Report	September 30, 2024	31

Notes to Financial Statements (Cont.)
The following is a summary of the fair valuations according to the inputs used to value the Fund's investments as of September 30, 2024:

Category
Investments in Securities
Level 1
Short Term Investments	$7,526,776
Total Level 1	7,526,776

Level 2
Collateralized Loan Obligations	$86,308,935
Non-Agency Commercial Mortgage Backed Obligations	67,373,870
US Government and Agency Obligations	62,014,870
Non-Agency Residential Collateralized Mortgage Obligations	43,952,644
Bank Loans	29,340,191
Foreign Corporate Bonds	10,352,529
US Government and Agency Obligations	5,748,960
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	4,250,519
US Corporate Bonds	4,136,589
Asset Backed Obligations	3,859,570
Total Level 2	317,338,677

Level 3
Non-Agency Commercial Mortgage Backed Obligations	$2,045,337
Asset Backed Obligations	377,648
Collateralized Loan Obligations	241,700
Bank Loans	86,664
Common Stocks	329
Total Level 3	2,751,678
Total	$327,617,131

See the Schedule of Investments for further disaggregation of investment categories.
B. Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies. Therefore, no provision for federal income taxes has been made.
The Fund may be subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains.
The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired. The Fund identifies its major tax jurisdictions as U.S. Federal, the Commonwealth of Massachusetts, the State of Florida. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances.
C. Security Transactions, Investment Income. Investment securities transactions are accounted for on trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Interest income, including non-cash interest, is recorded on an accrual basis. Discounts/premiums on debt securities purchased, which may include residual and subordinate notes, are accreted/amortized over the life of the respective securities using the effective interest method except for certain deep discount bonds where management does not expect the par value above the bond’s cost to be fully realized. Dividend income and corporate action transactions, if any, are recorded on the ex-date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of securities received. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.
32	DoubleLine Opportunistic Credit Fund

September 30, 2024
D. Dividends and Distributions to Shareholders. Dividends from net investment income will be declared and paid monthly. The Fund will distribute any net realized long or short-term capital gains at least annually. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from US GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed (accumulated) net investment income (loss), and/or undistributed (accumulated) realized gain (loss). Undistributed (accumulated) net investment income or loss may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or capital gain remaining at fiscal year-end is distributed in the following year.
E. Use of Estimates. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.
F. Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses), by the total number of shares outstanding, rounded to the nearest cent. The Fund’s NAV is typically calculated on days when the NYSE opens for regular trading.
G. Unfunded Loan Commitments. The Fund may enter into certain credit agreements, of which all or a portion may be unfunded. As of September 30, 2024, the Fund did not have any unfunded positions.
The Fund may also enter into certain credit agreements designed to provide standby short term or “bridge” financing to a borrower. Typically the borrower is not economically incented to draw on the bridge loan. The Fund is obligated to fund these commitments at the borrower’s discretion. At the end of the period, the Fund maintained with its custodian liquid investments having an aggregate value at least equal to the par value of its unfunded loan commitments and bridge loans. As of September 30, 2024, the Fund had no outstanding bridge loan commitments.
H. Guarantees and Indemnifications. Under the Fund’s organizational documents, each Trustee and officer of the Fund is indemnified, to the extent permitted by the 1940 Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.
3. Related Party Transactions
The Adviser provides the Fund with investment management services under an Investment Management Agreement (the “Agreement”). Under the Agreement, the Adviser manages the investment of the assets of the Fund, places orders for the purchase and sale of its portfolio securities and is responsible for providing certain resources to assist with the day-to-day management of the Fund’s business affairs. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 1.00% of the average daily total managed assets of the Fund. Total managed assets means the total assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar roll transactions or similar transactions, borrowings, and/or preferred shares that may be outstanding) minus accrued liabilities (other than liabilities in respect of reverse repurchase agreements, dollar roll transactions or similar transactions, and borrowings). For purposes of calculating total managed assets, the liquidation preference of any preferred shares outstanding shall not be considered a liability. DoubleLine Asset Management Company LLC, a wholly owned subsidiary of the Adviser, owned 12,645 shares of the Fund as of the period end. The Adviser has arrangements with DoubleLine Group LP to provide personnel and other resources to the Fund.
4. Purchases and Sales of Securities
For the year ended September 30, 2024, purchases and sales of investments, excluding U.S. Government securities and short term investments, were $96,298,692 and $75,559,452, respectively. For the year ended September 30, 2024, purchases and sales of investments in U.S. Government securities (defined as long-term U.S. Treasury bills, notes and bonds) were $5,615,080 and $5,869,922, respectively.
Annual Report	September 30, 2024	33

Notes to Financial Statements (Cont.)
5. Income Tax Information
The tax character of distributions for the Fund was as follows:

	Year Ended September 30,
	2024	2023
Distributions Paid From:
Ordinary Income	$16,524,843	$8,007,431
Return of Capital	6,444,299	13,470,154
Total Distributions Paid	$22,969,142	$21,477,585

The amount and character of tax-basis distributions and composition of net assets, including undistributed (accumulated) net investment income (loss), are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.
The cost basis of investments for federal income tax purposes as of September 30, 2024, was as follows:

Tax Cost of Investments	$363,918,778
Gross Tax Unrealized Appreciation	17,884,911
Gross Tax Unrealized Depreciation	(54,186,558)
Net Tax Unrealized Appreciation (Depreciation)	(36,301,647)

As of September 30, 2024, the components of accumulated earnings (losses) for income tax purposes were as follows:

Net Tax Unrealized Appreciation (Depreciation)	$(36,301,647)
Other Accumulated Gains (Losses)	(55,467,164)
Total Distributable Earnings (Loss)	(91,768,811)

As of September 30, 2024, $55,455,433 was available as a capital loss carryforward (comprised of $13,067,457 short-term and $42,387,976 long-term). For tax purposes, capital losses can be carried forward indefinitely to offset capital gains in future taxable years. During the fiscal year ended September 30, 2024, the Fund did not utilize short-term or long-term capital loss carryover.
The Fund may elect to defer to the first day of the next taxable year all or part of any late-year ordinary loss or post-October capital loss. As of September 30, 2024, the Fund did not defer any qualified late year losses.
Additionally, US GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The permanent differences primarily relate to paydown losses, market discount, Passive Foreign Investment Companies (PFICs) and defaulted securities. For the year ended September 30, 2024, the following table shows the reclassifications made:

Paid-in Capital	Total Distributable Earnings (Loss)
$(6,473,076)	$6,473,076

If the Fund estimates that a portion of its regular distributions to shareholders may be comprised of amounts from sources other than net investment income, as determined in accordance with the Fund’s policies and practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its expected tax character. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with US GAAP, and recordkeeping practices under income tax regulations. It is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with US GAAP might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit https://doubleline.com/closed-end-funds/ for the most recent Section 19 Notice, if applicable. Information provided to you on a Section 19 Notice is an estimate only and subject to change; final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.
34	DoubleLine Opportunistic Credit Fund

September 30, 2024
6. Share Transactions
Transactions in the Fund’s shares were as follows:

	Year Ended September 30, 2024		Year Ended September 30, 2023
	Shares	Amount	Shares	Amount
Shares Sold (net of fees)	1,694,085	$25,692,737	772,189	$11,516,384
Reinvested Dividends	35,004	531,962	32,299	471,944
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	1,729,089	$26,224,699	804,488	$11,988,328

7. Trustees Fees
Trustees who are not affiliated with the Adviser and its affiliates received, as a group, fees of $101,385 from the Fund during the year ended September 30, 2024. These trustees may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the Fund, are treated as if invested in shares of the Fund or other funds managed by the Adviser and its affiliates. These amounts represent general, unsecured liabilities of the Fund and vary according to the total returns of the selected funds. Trustees Fees in the Fund’s Statement of Operations are shown as $101,385 which includes $100,168 in current fees (either paid in cash or deferred) and an increase of $1,217 in the value of the deferred amounts. Certain trustees and officers of the Fund are also officers of the Adviser; such trustees and officers are not compensated by the Fund.
8. Bank Loans
The Fund may make loans directly to borrowers and may acquire or invest in loans made by others (“loans”). The Fund may acquire a loan interest directly by acting as a member of the original lending syndicate. Alternatively, the Fund may acquire some or all of the interest of a bank or other lending institution in a loan to a particular borrower by means of a novation, an assignment or a participation. The loans in which the Fund may invest include those that pay fixed rates of interest and those that pay floating rates—i.e., rates that adjust periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the Secured Overnight Financing Rate (“SOFR”) and secondarily, the prime rate offered by one or more major United States banks (the Prime Rate). Base lending rates may be subject to a floor, or minimum rate. Rates for SOFR are generally 1 or 3-month tenors and may also be subject to a credit spread adjustment. The Fund may purchase and sell interests in bank loans on a when-issued and delayed delivery basis, with payment delivery scheduled for a future date.
Securities purchased on a delayed delivery basis are marked-to-market daily and no income accrues to the Fund prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuations and are subject, among other risks, to the risk that the value at delivery may be more or less than the trade purchase price.
9. Credit Facility
U.S. Bank, National Association (the “Bank”) has made available to the Fund a $65,000,000 committed credit facility. Under the current terms of the Fund’s credit agreement, interest is charged at the rate of one-month daily SOFR plus the Term SOFR adjustment of 0.10% plus the applicable margin of 0.75%. This rate represents a floating rate of interest that may change over time. The Fund will also be responsible for paying a non-usage fee (“commitment fee”) of 0.25% if the exposure is less than 75% of the commitment amount and 0.125% if the exposure is 75% or greater of the commitment amount. The credit facility will terminate by the earlier of six months after the Bank delivers a notice of termination to the Fund or the date that the committed amount is reduced to $0. The Fund pledges its assets as collateral to secure obligations under the credit agreement. The Fund retains the risk and rewards of the ownership of assets pledged to secure obligations under the credit agreement. As of September 30, 2024, the amount of total outstanding borrowings was $43,000,000, which approximates fair value. The Fund is subject to various restrictive covenants in its credit facility. If the Fund fails to meet or satisfy any of these covenants, the Fund may be in default under the agreements governing the credit facility, and its lenders could elect to accelerate the Fund’s obligation to repurchase certain assets, declare outstanding amounts due and payable, terminate their commitments, require the posting of additional collateral or enforce their rights against existing collateral. The borrowings are categorized as Level 2 within the fair value hierarchy.
Annual Report	September 30, 2024	35

Notes to Financial Statements (Cont.)
For the year ended September 30, 2024, the Fund’s activity under the credit facility was as follows:

Maximum Amount Available	Average Borrowings	Maximum Amount Outstanding	Interest Expense	Commitment Fee	Average Interest Rate
$65,000,000	$40,699,454	$50,000,000	$2,545,067	$60,982	6.15%

10. Principal Risks
Below are summaries of some, but not all, of the principal risks of investing in the Fund, each of which could adversely affect the Fund’s NAV, market price, yield, and total return. The Fund’s prospectus provided additional information regarding these and other risks of investing in the Fund at the time of the initial public offering of the Fund’s shares.
•
Asset-Backed Securities Investment Risk: The risk that borrowers may default on the obligations that underlie the asset- backed security and that, during periods of falling interest rates, asset-backed securities may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate, and the risk that the impairment of the value of the collateral underlying a security in which the Fund invests (due, for example, to non-payment of loans) will result in a reduction in the value of the security.

•
Collateralized Debt Obligations Risk: The risks of an investment in a collateralized debt obligation (“CDO”) depend largely on the quality and type of the collateral and the tranche of the CDO in which the Fund invests. Normally, collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be illiquid. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CDOs that are subordinate to other classes of the issuer’s securities; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

•
Confidential Information Access Risk: The risk that the intentional or unintentional receipt of material, non-public information by the Adviser could limit the Fund’s ability to sell certain investments held by the Fund or pursue certain investment opportunities on behalf of the Fund, potentially for a substantial period of time.

•
Counterparty Risk: The risk that the Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments entered into by the Fund; that the Fund’s counterparty will be unable or unwilling to perform its obligations; that the Fund will be unable to enforce contractual remedies if its counterparty defaults; that if a counterparty (or an affiliate of a counterparty) becomes bankrupt, the Fund may experience significant delays in obtaining any recovery or may obtain limited or no recovery in a bankruptcy or other insolvency proceeding. To the extent that the Fund enters into multiple transactions with a single or a small set of counterparties, it will be subject to increased counterparty risk.

•
Credit Default Swaps Risk: Credit default swaps provide exposure to one or more reference obligations but involve greater risks than investing in the reference obligation directly, and expose the Fund to liquidity risk, counterparty risk and credit risk. A buyer will lose its investment and recover nothing should no event of default occur. When the Fund acts as a seller of a credit default swap, it is exposed to many of the same risks of leverage described herein since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation(s).

•
Credit Risk: The risk that an issuer, counterparty or other obligor to the Fund will fail to pay its obligations to the Fund when they are due, which may reduce the Fund’s income and/or reduce, in whole or in part, the value of the Fund’s investment. Actual or perceived changes in the financial condition of an obligor, changes in economic, social or political conditions that affect a particular type of security, instrument, or obligor, and changes in economic, social or political conditions generally can increase the risk of default by an obligor, which can affect a security’s or other instrument’s credit quality or value and an obligor’s ability to honor its obligations when due. The values of lower-quality debt securities (including debt securities commonly known as “high yield” securities or “junk bonds”), including floating rate loans, tend to be particularly sensitive to these changes. Certain debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. The values of securities or instruments also may decline for a number of other reasons that relate directly to the obligor, such as management performance, financial leverage, and reduced demand for the obligor’s goods and services, as well as the historical and prospective earnings of the obligor and the value of its assets.

36	DoubleLine Opportunistic Credit Fund

September 30, 2024
•
Derivatives Risk: The risk that an investment in derivatives will not perform as anticipated by the Adviser, may not be available at the time or price desired, cannot be closed out at a favorable time or price, will increase the Fund’s transaction costs, or will increase the Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely or at all with that of the cash investment; that the positions may be improperly executed or constructed; that the Fund’s counterparty will be unable or unwilling to perform its obligations; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing the Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge. Recent changes in regulation relating to the Fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

•
Emerging Markets Risk: The risk that investing in emerging markets, as compared to foreign developed markets, increases the likelihood that the Fund will lose money, due to more limited information about the issuer and/or the security; higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems; fewer investor protections; less regulatory oversight; thinner trading markets; the possibility of currency blockages or transfer restrictions; an emerging market country’s dependence on revenue from particular commodities or international aid; and the risk of expropriation, nationalization or other adverse political or economic developments.

•
Foreign Investment Risk: The risk that investments in foreign securities or in issuers with significant exposure to foreign markets, as compared to investments in U.S. securities or in issuers with predominantly domestic market exposure, may be more vulnerable to economic, political, and social instability and subject to less government supervision, less protective custody practices, lack of transparency, inadequate regulatory and accounting standards, delayed or infrequent settlement of transactions, and foreign taxes. If the Fund buys securities denominated in a foreign currency, receives income in foreign currencies or holds foreign currencies from time to time, the value of the Fund’s assets, as measured in U.S. dollars, can be affected unfavorably by changes in exchange rates relative to the U.S. dollar or with respect to other foreign currencies. Foreign markets are also subject to the risk that a foreign government could restrict foreign exchange transactions or otherwise implement unfavorable currency regulations. In addition, foreign securities may be subject to currency exchange rates or regulations, the imposition of economic sanctions, tariffs or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement.

•
Foreign Currency Risk: The Fund’s investments in or exposure to foreign currencies or in securities or instruments that trade, or receive revenues, in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions (if used), that the U.S. dollar will decline in value relative to the currency being hedged.

•
High Yield Risk: The risk that debt instruments rated below investment grade or debt instruments that are unrated and of comparable or lesser quality are predominantly speculative. These instruments, commonly known as “junk bonds,” have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, and less secondary market liquidity.

•
Interest Rate Risk: The risk that debt instruments will change in value because of changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration.

•
Inverse Floaters and Related Securities Risk: Investments in inverse floaters, residual interest tender option bonds and similar instruments expose the Fund to the same risks as investments in debt securities and derivatives, as well as other risks, including those associated with leverage and increased volatility. An investment in these securities typically will involve greater risk than an investment in a fixed rate security. Distributions on inverse floaters, residual interest tender option bonds and similar instruments will typically bear an inverse relationship to short term interest rates and typically will be reduced or, potentially, eliminated as interest rates rise.

•
Investment and Market Risk: The risk that markets will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Markets may, in response to governmental actions or intervention or general market conditions, including real or perceived adverse, political, economic or market conditions, tariffs and trade disruptions, inflation, recession, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment or other external factors, experience periods of high volatility and reduced liquidity. Certain securities may be difficult to value during such periods. The value of securities and other instruments traded in over-the-counter markets, like other market investments, may move up or down, sometimes rapidly

Annual Report	September 30, 2024	37

Notes to Financial Statements (Cont.)
and unpredictably. Further, the value of securities and other instruments held by the Fund may decline in value due to factors affecting securities markets generally or particular industries. The U.S. government and the U.S. Federal Reserve, as well as certain foreign governments and central banks, have from time to time taken steps to support financial markets. The U.S. government and the U.S. Federal Reserve may, conversely, reduce market support activities, including by taking action intended to increase certain interest rates. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Changes in government activities in this regard, such as changes in interest rate policy, can negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests.
•
Issuer Risk: The value of securities may decline for a number of reasons that directly relate to the issuer, such as its financial strength, management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.

•
Leverage Risk: Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. When leverage is used, the net asset value and market price of the Fund’s shares and the Fund’s investment return will likely be more volatile.

•	Liquidity Risk: The risk that the Fund may be unable to sell a portfolio investment at a desirable time or at the value the Fund has placed on the investment.
•
Loan Risk: Investments in loans are in many cases subject to the risks associated with below-investment grade securities. Investments in loans are also subject to special risks, including, among others, the risk that (i) if the Fund holds a loan through another financial institution, or relies on a financial institution to administer the loan, the Fund’s receipt of principal and interest on the loan is subject to the credit risk of that financial institution; (ii) loans in which the Fund invests typically pay interest at floating rates, and the borrower may have the ability to change or adjust the interest rate on a loan or under circumstances that would be unfavorable to the Fund; (iii) it is possible that any collateral securing a loan may be insufficient or unavailable to the Fund; (iv) investments in highly leveraged loans or loans of stressed, distressed, or defaulted issuers may be subject to significant credit and liquidity risk; (v) transactions in loans may settle on a delayed basis, and the Fund potentially may not receive the proceeds from the sale of a loan for a substantial period of time after the sale; (vi) if the Fund invests in loans that contain fewer or less restrictive constraints on the borrower than certain other types of loans (“covenant-lite” loans), it may have fewer rights against the borrowers of such loans, including fewer protections against the possibility of default and fewer remedies in the event of default; and (vii) loans may be difficult to value and may be illiquid, which may adversely affect an investment in the Fund. It is unclear whether the protections of the securities laws against fraud and misrepresentation extend to loans and other forms of direct indebtedness. In the absence of definitive regulatory guidance, the Fund relies on the Adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund. There can be no assurance that the Adviser’s efforts in this regard will be successful.

•
Market Discount Risk: The price of the Fund’s common shares of beneficial interest will fluctuate with market conditions and other factors. Shares of closed-end management investment companies frequently trade at a discount from their net asset value.

•
Market Disruption and Geopolitical Risk: The risk that markets may, in response to governmental actions or intervention, general market conditions, including real or perceived adverse political, economic or market conditions, tariffs and trade disruptions, inflation, recession, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment, or other external factors, experience periods of high volatility and reduced liquidity, which may cause the Fund to sell securities at times when it would otherwise not do so, and potentially at unfavorable prices.

•
Mortgage-Backed Securities Risk: The risk that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default or otherwise fail and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates. The Fund may invest in mortgage-backed securities that are subordinate in their right to receive payment of interest and re-payment of principal to other classes of the issuer’s securities.

•
Operational and Information Security Risks: An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems

38	DoubleLine Opportunistic Credit Fund

September 30, 2024
and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in investment losses to the Fund, a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.
•
Restricted Securities Risk: The risk that the Fund may be prevented or limited by law or the terms of an agreement from selling a security (a “restricted security”). To the extent that the Fund is permitted to sell a restricted security, there can be no assurance that a trading market will exist at any particular time and the Fund may be unable to dispose of the security promptly at reasonable prices or at all. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.

•
Sovereign Debt Obligations Risk: Investments in countries’ government debt obligations involve special risks. The issuer or governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt or otherwise in a timely manner.

•
U.S. Government Securities Risk: The risk that debt securities issued or guaranteed by certain U.S. Government agencies, instrumentalities, and sponsored enterprises are not supported by the full faith and credit of the U.S. Government, and so investments in their securities or obligations issued by them involve credit risk greater than investments in other types of U.S. Government securities.

11. Recently Issued Accounting Pronouncements
In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848 (“ASU 2022-06”). ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the London Interbank Offered Rate and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management did not adopt the optional guidance provided by ASU 2022-06 and does not intend to do so.
In November 2023, the FASB issued ASU 2023-07, “Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (“ASU 2023-07”)”, which enhances disclosure requirements about significant segment expenses that are regularly provided to the chief operating decision maker (the “CODM”). ASU 2023-07, among other things, (i) requires a single segment public entity to provide all of the disclosures as required by Topic 280, (ii) requires a public entity to disclose the title and position of the CODM and an explanation of how the CODM uses the reported measure(s) of segment profit or loss in assessing segment performance and deciding how to allocate resources and (iii) provides the ability for a public entity to elect more than one performance measure. ASU 2023-07 is effective for the fiscal years beginning after December 15, 2023, and interim periods beginning with the first quarter ended March 31, 2025. Early adoption is permitted and retrospective adoption is required for all prior periods presented. The Fund is currently assessing the impact of this guidance, however, the Fund does not expect a material impact on its financial statements.
12. Common Shares Offering
The Fund has the authority to issue an unlimited number of common shares of beneficial interest, par value $0.00001 per share (“Common Shares”).
On September 29, 2023, the Securities and Exchange Commission declared effective a registration statement relating to an offering of the Common Shares and filed using the “shelf” registration process (the “Shelf Registration”). The Fund has entered into a distribution agreement with Foreside Fund Services, LLC (“Foreside”), who has entered into a sub-placement agent agreement (the “Sub-Placement Agent Agreement”) with UBS Securities LLC (the “Sub-Placement Agent”), relating to the Common Shares offered in connection with the Shelf Registration. In accordance with the terms of the Sub-Placement Agent Agreement, the Fund may offer Common Shares having a value of up to $150,000,000, par value $0.00001 per share, from time to time through Foreside and the Sub-Placement Agent, as its agents for the offer and sale of the Common Shares. The Shelf Registration replaces a prior shelf registration statement authorizing the sale of additional Common Shares. As of September 30, 2024 , the Fund had sold 3,165,775 Common Shares, which represents a value of $51,368,466, pursuant to the Shelf Registration.
Annual Report	September 30, 2024	39

Notes to Financial Statements (Cont.)
Under the 1940 Act, the Fund may not sell any Common Shares at a price below the NAV of such Common Shares, exclusive of any distributing commission or discount. Sales of the Common Shares, if any, may be made in negotiated transactions or transactions that are deemed to be “at the market” as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made directly on the NYSE or sales made to or through a market maker other than on an exchange at prices related to the prevailing market prices or at negotiated prices. Any proceeds from the Fund’s offering of its Common Shares will be invested in accordance with its investment objective and policies as set forth in the Registration Statement.
13. Subsequent Events
In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. Since the period end through the date of issuance, the Fund had sold 55,577 Common Shares, which represents a value of $878,228, pursuant to the Shelf Registration outlined in Note 12. The Fund has determined there are no additional subsequent events that would need to be disclosed in the Fund’s financial statements.
40	DoubleLine Opportunistic Credit Fund

Report of Independent Registered Public Accounting Firm	September 30, 2024
To the Shareholders and Board of Trustees
of DoubleLine Opportunistic Credit Fund:
Opinion on the Financial Statements and Financial
Highlights We have audited the accompanying statement of assets and liabilities of DoubleLine Opportunistic Credit Fund (the “Fund”), including the schedule of investments, as of September 30, 2024, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the ten years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2024, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2024, by correspondence with the custodian, agent banks, and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Costa Mesa, California
November 20, 2024
We have served as the auditor of one or more DoubleLine Funds investment companies since 2013.
Annual Report	September 30, 2024	41

Federal Tax Information	(Unaudited) September 30, 2024
For the fiscal year ended September 30, 2024, certain dividends paid by the Fund may be subject to a maximum tax rate of 15% (20% for taxpayers with taxable income greater than $492,300 for single individuals and $553,850 for married couples filing jointly), as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and The Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Qualified Dividend Income	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2024, was as follows:

Dividends Received Deduction	0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c) for the fiscal year ended September 30, 2024, was as follows:

Qualified Short-term Gains	0.00%

The percentage of taxable ordinary income distributions that are designated as interest related dividends under Internal Revenue Code Section 871(k)(1)(c) for the fiscal year ended September 30, 2024, was as follows:

Qualified Interest Income	100.00%

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.
42	DoubleLine Opportunistic Credit Fund

Distribution Information	(Unaudited) September 30, 2024
For purposes of Section 19 of the 1940 Act, the Fund estimated the periodic sources of any dividends paid during the period covered by this report. Pursuant to Rule 19a-1(e) under the 1940 Act, the table below sets forth the source information for dividends paid during the twelve-month period ended September 30, 2024 calculated as of each distribution period pursuant to Section 19 of the 1940 Act. The information below is not provided for U.S. federal income tax reporting purposes. The final tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year.

DoubleLine Opportunistic Credit Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)
October 2023	$0.065	$0.000	$0.045	$0.110
November 2023	$0.071	$0.000	$0.039	$0.110
December 2023	$0.067	$0.000	$0.043	$0.110
January 2024	$0.078	$0.000	$0.032	$0.110
February 2024	$0.073	$0.000	$0.037	$0.110
March 2024	$0.072	$0.000	$0.038	$0.110
April 2024	$0.080	$0.000	$0.030	$0.110
May 2024	$0.072	$0.000	$0.038	$0.110
June 2024	$0.091	$0.000	$0.019	$0.110
July 2024	$0.081	$0.000	$0.029	$0.110
August 2024	$0.074	$0.000	$0.036	$0.110
September 2024	$0.078	$0.000	$0.032	$0.110

*
The source of dividends provided in the table may differ, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.
Annual Report	September 30, 2024	43

Trustee and Officers	(Unaudited) September 30, 2024

Name, Address, and Year of Birth(1)	Position with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen(2)	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Joseph J. Ciprari, 1964	Trustee	Class I (2025)*/Since Inception	Executive Vice President, Pointivo, Inc., a software development firm. President, Remo Consultants, a real estate financial consulting firm. Formerly, Managing Director, UBS AG. Formerly, Managing Director, Ally Securities LLC.	26	None
Yury Friedman, 1956	Trustee	Class III (2027)*/Since December 2023	Retired. Formerly, Managing Director, Institutional Fixed Income, Citigroup.	26	None
William A. Odell, 1965	Trustee	Class I (2025)*/Since May 2024	Retired. Formerly, Vice President and Regional Sales Manager, Fidelity Investments.	26	None
John C. Salter, 1957	Trustee	Class II (2026)*/Since Inception	American Veterans Group, an investment bank and broker dealer specializing in financial services to American military veteran communities. Formerly, Partner, Stark Municipal Brokers. Formerly, Managing Director, Municipals, Tullet Prebon Financial Services LLC (d/b/a Chapdelaine). Formerly, Partner, Stark, Salter & Smith, a securities brokerage firm specializing in tax exempt bonds.	26	None

(1)
The address of each Independent Trustee is c/o DoubleLine Funds, 2002 North Tampa Street, Suite 200, Tampa, FL, 33602. The Statement of Additional Information includes additional information about the Fund's Trustees and may be obtained, without charge, upon request, by calling 877-DLine11 (877-354-6311) and on the SEC website at www.sec.gov.

(2)	Includes each series of DoubleLine Funds Trust, each series of DoubleLine ETF Trust, DoubleLine Opportunistic Credit Fund, DoubleLine Income Solutions Fund, and DoubleLine Yield Opportunities Fund.
*	The common shareholders of the Fund are expected to vote to elect trustees of the relevant class at the annual shareholders meeting in the year indicated above.
The following Trustee is an interested person of the Fund as defined in the 1940 Act because he is an officer of the Adviser and holds direct or indirect ownership interests in DoubleLine Capital LP and DoubleLine Alternatives LP. Additionally, Mr. Redell is an officer of the Fund.

Name, Address, and Year of Birth(1)	Position with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen(2)	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee
Ronald R. Redell, 1970	Trustee, Chairman, President and Chief Executive Officer	Class III (2027)*/Since Inception	Trustee, Chairman, President and Chief Executive Officer, DoubleLine Yield Opportunities Fund (since November 2019); Trustee, Chairman, President, and Chief Executive Officer, DoubleLine Income Solutions Fund (since January 2013); President, DoubleLine Group LP (since January 2019 and Executive from January 2013 to January 2019); Trustee, Chairman, President and Chief Executive Officer, DoubleLine Opportunistic Credit Fund (since July 2011); Executive, DoubleLine Capital (since July 2010); President, DoubleLine Funds Trust (since January 2010).	9	Formerly, Interested Trustee, DoubleLine Funds Trust (January 2019 to September 2023)

(1)	The address of each Interested Trustee is c/o DoubleLine Funds, 2002 North Tampa Street, Suite 200, Tampa, FL, 33602.
(2)	Includes each series of DoubleLine ETF Trust, DoubleLine Opportunistic Credit Fund, DoubleLine Income Solutions Fund, and DoubleLine Yield Opportunities Fund.
*	The common shareholders of the Fund are expected to vote to elect trustees of the relevant class at the annual shareholders meeting in the year indicated above.
44	DoubleLine Opportunistic Credit Fund

Officers	(Unaudited) September 30, 2024
The officers of the Trust who are not also trustees of the Fund are included in the table below. The business address for each officer is c/o DoubleLine Funds, 2002 North Tampa Street, Suite 200, Tampa, Florida 33602.

Name and Year of Birth	Position(s) Held with the Fund(s)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Henry V. Chase 1949	Treasurer and Principal Financial and Accounting Officer	DBL/DSL/DLY: Indefinite/Since January 2020
Treasurer and Principal Financial and Accounting Officer, DoubleLine ETF Trust (since November 2021); Treasurer and Principal Financial and Accounting Officer, DoubleLine Funds Trust (since January 2020); Chief Financial Officer, DoubleLine Group LP (since January 2013); Vice President, DoubleLine Yield Opportunities Fund (since November 2019); Vice President, DoubleLine Income Solutions Fund (since May 2019); Vice President, DoubleLine Funds Trust (since May 2019); Vice President, DoubleLine Opportunistic Credit Fund (since May 2019).

Youse Guia 1972	Chief Compliance Officer	DBL/DSL: Indefinite/Since March 2018 DLY: Indefinite/Since Inception
Chief Compliance Officer, DoubleLine ETF Adviser LP (since December 2021); Chief Compliance Officer, DoubleLine ETF Trust (since November 2021); Chief Compliance Officer, DoubleLine Group LP (since March 2018); Chief Compliance Officer, DoubleLine Funds Trust (since March 2018); Formerly, Executive Vice President and Deputy Chief Compliance Officer, Pacific Investment Management Company LLC (“PIMCO”) (from April 2014 to February 2018); Chief Compliance Officer, PIMCO Managed Accounts Trust (from September 2014 to February 2018); Chief Compliance Officer, PIMCO-sponsored closed-end funds (from September 2014 to February 2018); Chief Compliance Officer, PIMCO Flexible Credit Income Fund (from February 2017 to February 2018). Formerly, Head of Compliance, Allianz Global Investors U.S. Holdings LLC (from October 2012 to March 2014); Chief Compliance Officer, Allianz Funds, Allianz Multi-Strategy Trust, Allianz Global Investors Sponsored Closed-End Funds, Premier Multi-Series VIT and The Korea Fund, Inc. (from October 2004 to December 2013).

Cris Santa Ana 1965	Vice President and Secretary	DBL/DSL: Indefinite/Vice President Since Inception and Secretary Since July 2018 DLY: Indefinite Since Inception
Vice President, DoubleLine Funds Trust (since April 2011); Chief Risk Officer, DoubleLine Group LP (since June 2010). Formerly, Chief Operating Officer, DoubleLine Capital (from December 2009 through May 2010).

Winnie Han 1988	Assistant Treasurer	DBL/DSL: Indefinite/Since May 2017 DLY: Indefinite/Since Inception
Assistant Treasurer, DoubleLine Funds Trust (since May 2017); Assistant Treasurer, Mutual Funds, DoubleLine Group LP (since December 2020). Formerly, Assistant Treasurer, DL Onshore Funds, DoubleLine Group LP (March 2017-December 2020); Investment Accounting Supervisor, Alexandria Real Estate Equities, Inc. (June 2016 to March 2017); Manager, PricewaterhouseCoopers (January 2011 to June 2016).

Earl A. Lariscy 1966	Vice President and Assistant Secretary	DBL: Indefinite/Vice President Since May 2012 and Assistant Secretary Since Inception DSL: Indefinite/Since Inception DLY: Indefinite/Since Inception	Vice President, DoubleLine Funds Trust (since May 2012); General Counsel, DoubleLine Group LP (since April 2010).
David Kennedy 1964	Vice President	DBL/DSL: Indefinite/Since May 2012 DLY: Indefinite/Since Inception	Vice President, DoubleLine Funds Trust (since May 2012); Manager, Trading and Settlements, DoubleLine Group LP (since December 2009).
Patrick A. Townzen 1978	Vice President	DBL/DSL: Indefinite/Since September 2012 DLY: Indefinite/Since Inception
Vice President, DoubleLine Funds Trust (since September 2012); Chief Operating Officer, DoubleLine Group LP (since March 2023). Formerly, Director of Operations, DoubleLine Group LP (since March 2018); Manager of Operations, DoubleLine Group LP (from September 2012 to March 2018).

Brady J. Femling 1987	Vice President	DBL/DSL: Indefinite/Since May 2017 DLY: Indefinite/Since Inception
Vice President, DoubleLine Funds Trust (since May 2017); Accountant, Registered Fund, DoubleLine Group LP (since March 2024). Formerly, Mutual Fund Treasury Analyst, DoubleLine Group LP (since April 2013); Fund Accounting Supervisor, ALPS Fund Services (From October 2009 to April 2013).

Annual Report	September 30, 2024	45

(Unaudited) September 30, 2024

Name and Year of Birth	Position(s) Held with the Fund(s)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Neal L. Zalvan 1973	Vice President	DBL/DSL: Indefinite/Since May 2017 DLY: Indefinite/Since Inception
Vice President, DoubleLine Funds Trust (since May 2016); Legal/Compliance, DoubleLine Group LP (since January 2013); Formerly, Anti-Money Laundering Officer, DoubleLine Yield Opportunities Fund (from November 2019 to September 2020); Anti-Money Laundering Officer, DoubleLine Capital LP, DoubleLine Opportunistic Credit Fund, DoubleLine Income Solutions Fund, DoubleLine Equity LP and DoubleLine Alternatives (from March 2016 to September 2020).

Jeffrey J. Sherman 1977	Vice President	DBL/DSL/DLY: Indefinite/Since Inception
Deputy Chief Investment Officer, DoubleLine Group LP (since June 2016); President and Portfolio Manager, DoubleLine Alternatives LP (since April 2015 and May 2015, respectively); Portfolio Manager, DoubleLine Capital LP (since September 2010); Fixed Income Asset Allocation, DoubleLine Capital LP (since December 2009).

Adam D. Rossetti 1978	Vice President	DBL/DSL: Indefinite/Since February 2019 DLY: Indefinite/Since Inception
Vice President, DoubleLine Funds Trust (since February 2019); Chief Compliance Officer, DoubleLine Alternatives LP (since June 2015); Legal/Compliance, DoubleLine Group LP (since April 2015). Formerly, Chief Compliance Officer, DoubleLine Capital LP (from August 2017 to March 2018); Chief Compliance Officer, DoubleLine Equity LP (from August 2017 to March 2018); Chief Compliance Officer, DoubleLine Funds Trust (from August 2017 to March 2018); Chief Compliance Officer, DoubleLine Income Solutions Fund (from August 2017 to March 2018); Chief Compliance Officer, DoubleLine Opportunistic Credit Fund (from August 2017 to March 2018); Vice President and Counsel, PIMCO (from April 2012 to April 2015).

Grace Walker 1970	Assistant Treasurer	Indefinite/Since January 2020
Assistant Treasurer, DoubleLine Funds Trust (since January 2020); Treasurer, DoubleLine Funds (Luxembourg) and DoubleLine Cayman Unit Trust (since March 2017); Treasurer, UCITS Funds, DoubleLine Group (since July 2023). Formerly, Treasurer, UCITS Funds Assistant Treasurer (from December 2020 to July 2023); Assistant Treasurer, DoubleLine Income Solutions Fund (from January 2013 to May 2017); Assistant Treasurer, DoubleLine Opportunistic Credit Fund (from March 2012 to May 2017); Assistant Treasurer, DoubleLine Funds Trust (from March 2012 to May 2017).

Dawn Oswald 1980	Vice President	Indefinite/Since January 2020
Vice President, DoubleLine Funds Trust (since January 2020); Pricing Manager, DoubleLine Group LP (since January 2018). Formerly, Operations Specialist, DoubleLine Group LP (from July 2016 to January 2018); Global Securities Fixed Income Valuation Senior Analyst, Capital Group (from April 2015 to July 2016). Global Securities Fair Valuation Analyst, Capital Group (from January 2010 to April 2015).

Lisa Chen 1979	Anti-Money Laundering Compliance Officer	Indefinite/Since September 2023
Anti-Money Laundering Compliance Officer, DoubleLine Funds Trust (since September 2023); Anti-Money Laundering Compliance Officer, DoubleLine ETF Trust (Since September 2023); Compliance Manager, DoubleLine Group LP (Since March 2022). Formerly, Vice President, Senior Compliance Officer, PIMCO (From April 2016 – February 2022).

46	DoubleLine Opportunistic Credit Fund

Additional Information Regarding the Fund	(Unaudited) September 30, 2024
Summary of Fund Expenses
The following table is intended to assist investors in understanding the fees and expenses (annualized) that an investor in DoubleLine Opportunistic Credit Fund’s (the “Fund”) common shares of beneficial interest (the “Common Shares”) bears, directly or indirectly. The table reflects the use of leverage in the form of borrowings (e.g., loans, lines of credit) in an amount equal to 13.11% of the Fund’s total managed assets and 15.09% of the Fund’s total net assets (with respect to each percentage, including the amounts of leverage obtained through the use of such instruments and/or borrowings), and shows Fund expenses as a percentage of net assets attributable to Common Shares. The percentage above does not reflect the Fund’s use of other forms of economic leverage, such as credit default swaps or other derivative instruments (where applicable). The table and the example below are based on the Fund’s capital structure as of September 30, 2024. The extent of the Fund’s assets attributable to leverage, and the Fund’s associated expenses, are likely to vary (perhaps significantly) from these figures over time.

Shareholder Transaction Expenses	Percentage of Offering Price
Sales Load Paid by Investors(1)	See Footnote 1 below
Dividend Reinvestment Plan Fees(2)	None

Annual Expenses	Percentage of Net Assets Attributable to Common Shares
Management Fees(3)	1.16%
Administration Fees(4)	0.02%
Interest Expense on Borrowed Funds(5)	1.00%
Other Expenses(6)	0.25%
Total Annual Expenses	2.43%

(1)
As of September 30, 2024, the Fund had an effective registration statement under which it may offer and sell additional Common Shares of the Fund. The maximum sales load paid by investors in an offering under that registration statement is presently expected to be 1.00% of the offering price.

(2)
You will pay brokerage charges if you direct your broker or the plan agent to sell your Common Shares that you acquired pursuant to a dividend reinvestment plan. You will also bear a pro rata share of brokerage commissions incurred in connection with open market purchases pursuant to the Fund’s Dividend Reinvestment Plan. See “Dividend Reinvestment Plan”.

(3)
The Fund pays DoubleLine Capital LP (“DoubleLine” or the “Adviser”) a monthly management fee for its investment management services in an amount equal to 1.00% of the Fund’s average daily total managed assets. In accordance with the requirements of the Securities and Exchange Commission (the “SEC”), the table above shows the Fund’s management fee as a percentage of average net assets, which reflects the Fund’s use of leverage. “Total managed assets” means the total assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar roll transactions or similar transactions, borrowings, and preferred shares that may be outstanding) minus accrued liabilities (other than liabilities in respect of reverse repurchase agreements, dollar roll transactions or similar transactions, and borrowings).

(4)
The Master Services Agreement between the Fund and U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the “Administrator”), obligates the Fund to pay the Administrator a fee of 0.02% of the Fund’s average daily total managed assets for providing administration, bookkeeping, pricing, and other services to the Fund. The Administrator will also be reimbursed by the Fund for out-of-pocket expenses that are reasonably incurred by it in performing its duties under the Master Services Agreement.

(5)
Interest Expense on Borrowed Funds represents the Fund’s annualized interest expense based on the Fund’s total borrowings as of September 30, 2024, and the interest rate applicable on that date. The Fund’s credit facility is subject to floating interest rates and, therefore, the actual amount of interest expense borne by the Fund will vary over time in accordance with the level of the Fund’s use of borrowings, variations in market interest rates and/or the Fund’s borrowings outstanding. If the Fund were to engage in greater levels of borrowings or pay higher interest rates in connection with such borrowings, the actual Interest Expense on Borrowed Funds incurred as a percentage of net assets would be higher than that shown in the table.

(6)	Other expenses estimated for the Fund’s fiscal year ending September 30, 2025.
Example
As required by relevant SEC regulations, the following example illustrates the expenses that you would pay on a $1,000 investment in Common Shares (and do not pay any Shareholder Transaction Expenses), assuming (a) the Fund’s net assets do not increase or decrease, (b) the Fund’s total annual expenses are 2.43% of net assets attributable to Common Shares in years 1 through 10 (assuming the Fund obtains leverage through borrowings in an amount equal to 13.11% of the Fund’s total managed assets) and (c) a 5% annual return(1):

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred	$34	$85	$138	$284

Annual Report	September 30, 2024	47

(Unaudited) September 30, 2024
(1)
The example above should not be considered a representation of future expenses. Actual expenses may be higher or lower than those shown. The example assumes that “Interest Expense on Borrowed Funds”, “Other Expenses” and “Total Annual Expenses” set forth in the Annual Expenses table remain the same each year and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% annual return shown in the example. If the above example reflected Shareholder Transaction Expenses that may be paid in respect of shares purchased in connection with the Fund’s offering of Common Shares under the Fund’s Shelf Registration (see Note 12), the Total Expenses incurred shown above would have been higher.

Market and Net Asset Value
The Fund’s Common Shares, which trade on the New York Stock Exchange (the “NYSE”) under the symbol “DBL”, have traded both at a premium and a discount to their net asset value per Common Share (“NAV”).
The following table sets forth, for each of the periods indicated, the high and low closing market prices of the Fund’s Common Shares on the NYSE and the corresponding NAV and premium/discount to NAV on the days when the Fund’s Common Shares experienced such high and low closing market prices.

Quarter	Common Share Market Price		Common Share Net Asset Value		Premium (Discount) as a % of Net Asset Value
	High	Low	High	Low	High	Low
September 30, 2024	$16.13	$15.32	$15.77	$15.25	2.28%	0.46%
June 30, 2024	$15.36	$ 14.64	$15.32	$ 14.97	0.26%	−2.20%
March 31, 2024	$15.51	$15.05	$15.23	$ 14.92	1.84%	0.87%
December 31, 2023	$15.53	$13.87	$ 14.99	$ 14.02	3.60%	−1.07%
September 30, 2023	$ 14.90	$ 14.12	$ 14.56	$ 14.27	2.34%	−1.05%
June 30, 2023	$15.09	$14.20	$ 14.80	$ 14.26	1.96%	−0.42%
March 31, 2023	$15.58	$ 14.06	$15.06	$ 14.45	3.45%	−2.70%
December 31, 2022	$15.01	$13.85	$ 14.80	$ 14.22	1.42%	−2.60%

(1)	Premium and discount information is shown for the days when the Fund experienced its high and low closing market prices, respectively, per share during the respective quarter.
The Fund’s NAV at the close of business on September 30, 2024 was $15.63 and the last reported sale price of a Common Share on the NYSE on that day was $15.82, representing a 1.22% premium to such NAV. As of September 30, 2024, the net assets of the Fund attributable to Common Shares were $284,889,146 and the Fund had outstanding 18,224,779 Common Shares.
Shares of a closed-end investment company, including the Fund, may frequently trade at prices lower than their net asset value per share. The Board of Trustees of the Fund will regularly monitor the relationship between the market price per Common Share and the NAV. If the Common Shares were to trade at a substantial discount to their NAV for an extended period of time, the Board of Trustees may consider the repurchase of the Fund’s Common Shares on the open market or in private transactions, the making of a tender offer for such shares or the conversion of the Fund to an open-end investment company or other actions. The Fund cannot assure you that the Board of Trustees will decide to take or propose any of these actions irrespective of the duration or amount of any discount to NAV at which the Fund’s Common Shares may trade, or that any actions taken will actually reduce any such discount.
Unresolved Staff Comments
The Fund does not believe that there are any material unresolved written comments, received 180 days or more before
September 30, 2024 from the staff of the SEC regarding any of the Fund’s periodic or current reports under the Securities Exchange Act of 1934, as amended, or the 1940 Act, or its registration statement.
48	DoubleLine Opportunistic Credit Fund

Summary of Updated Information Regarding the Fund	(Unaudited) September 30, 2024
The following information in this annual report is a summary of certain information about the Fund and changes since the Fund’s last annual report to shareholders for the fiscal year ended September 30, 2023. This information may not reflect all of the changes that have occurred since you invested in the Fund.
Investment Objective and Strategies
There have been no material changes to the Fund’s investment objective or principal investment strategies since the Fund’s last annual report to shareholders.
The following summarizes the Fund’s current investment objective and principal investment strategies:
Investment Objective
To seek high total investment return by providing a high level of current income and the potential for capital appreciation. The Fund cannot assure you that it will achieve its investment objective. The Fund’s investment objective may be changed by the Fund’s Board without prior notice to or approval of the Fund’s shareholders.
Principal Investment Strategies
The Fund will seek to achieve its investment objective by investing in a portfolio of investments selected for their potential to provide high current income, growth of capital, or both. The Fund may invest in debt securities and income-producing investments of any kind, including, without limitation, residential and commercial mortgage-backed securities, asset-backed securities, U.S. Government securities, corporate debt, international sovereign debt, and short-term investments. Under normal circumstances, the Fund will invest at least 80% of its total assets in debt securities, convertible securities, loans and other securities or instruments that provide investment exposure to the credit of an issuer, obligor or counterparty, including through credit default swaps and other derivatives.
The Fund normally expects to invest at least 50% of its total assets in mortgage-backed securities of any kind and will normally invest at least 25% of its total assets in privately-issued (commonly known as “non-agency”) mortgage- and asset-backed securities. The Fund may invest the remainder of its portfolio in, among other things, other debt securities or income-producing investments of any kind, based on the assessment by DoubleLine Capital LP (“DoubleLine” or the “Adviser”), the Fund’s investment adviser, of the potential returns and risks of different sectors of the debt security markets and of particular securities. The Fund may invest without limit in mortgage-backed securities, some or all of which may be rated below investment grade or unrated but judged by DoubleLine to be of comparable quality, although the Fund does not, as of September 30, 2024, expect to invest more than 50% of its total assets in below investment grade debt (or unrated debt of comparable quality). Exposures to mortgage-backed securities through derivatives or other financial instruments may be considered investments in mortgage-backed securities for these purposes.
The Fund may purchase mortgage- or asset-backed securities of any kind, including, by way of example, mortgage- or asset-related securities not subject to the credit support of the U.S. Government or any agency or instrumentality of the U.S. Government, including obligations backed or supported by sub-prime mortgages, which are subject to certain special risks.
Mortgage- or asset-backed securities may include, among other things, securities issued or guaranteed by the U.S. Government, its agencies, or its instrumentalities or sponsored corporations, or securities of domestic or foreign private issuers. Mortgage- or asset-backed securities may be issued or guaranteed by banks or other financial institutions, special-purpose vehicles established for such purpose, or private issuers, or by government agencies or instrumentalities. Privately-issued mortgage-backed securities include any mortgage-backed security other than those issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities. Mortgage-backed securities may include, without limitation, interests in pools of residential mortgages or commercial mortgages, and may relate to domestic or non-U.S. mortgages. Mortgage-backed securities include, but are not limited to, securities representing interests in, collateralized or backed by, or whose values are determined in whole or in part by reference to any number of mortgages or pools of mortgages or the payment experience of such mortgages or pools of mortgages, including Real Estate Mortgage Investment Conduits (“REMICs”), which could include resecuritizations of REMICs (“Re-REMICs”), mortgage pass-through securities, credit risk transfer securities, inverse floaters, collateralized mortgage obligations, collateralized loan obligations (“CLOs”), collateralized debt obligations (“CDOs”), multiclass pass-through securities, private mortgage pass-through securities, stripped mortgage securities (generally interest-only and principal-only securities), and securitizations of various receivables, including, for example, credit card and automobile finance receivables. Certain mortgage-backed securities in which the Fund may invest may represent an inverse interest-only class of security for which the holders are entitled to receive no payments of principal and are entitled only to receive interest at a rate that will vary inversely with a specified index or reference rate, or a multiple thereof.
Annual Report	September 30, 2024	49

(Unaudited) September 30, 2024
The Fund may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed securities, including in risk retention tranches of collateralized mortgage-backed securities or other eligible securitizations, which are eligible residual interests held by the sponsors of such securitizations subject to the final rules implementing the credit risk retention requirements of Section 941 of the Dodd-Frank Act. The Fund may also invest in pools of loans through mortgage- or other asset-backed securities where a trust or other entity issues interests in the loans. Alternatively, the Fund may invest directly in pools of loans, itself or with other clients of the Adviser or its related parties. The Fund’s investments in loans and the loans underlying the asset-backed securities and similar obligations in which the Fund may invest may include loans that contain fewer or less restrictive constraints on the borrower than certain other types of loans (“covenant-lite” loans). The Fund may invest in CDOs (including CLOs and collateralized bond obligations (“CBOs”)) and other structured products sponsored or managed by, or otherwise affiliated with, the Adviser or related parties of the Adviser. Such investments may include investments in debt or equity interests issued by the CDO or structured product as well as investments purchased on the secondary market, and the Fund may invest in any tranche of the CDO or structured product, including an equity tranche.
The Fund may purchase other types of debt securities and other income-producing investments of any kind, including, by way of example, U.S. Government securities; debt securities issued by domestic or foreign corporations; obligations of foreign sovereigns or their agencies or instrumentalities; equity, mortgage, or hybrid real estate investment trust (“REIT”) securities; fixed and floating rate loans of any kind (including, among others, bank loans, participations, assignments, senior loans, delayed funding loans, revolving credit facilities, subordinated loans, debtor-in-possession loans and exit facilities); municipal securities and other debt securities issued by states or local governments and their agencies, authorities and other government-sponsored  enterprises; payment-in-kind securities; zero-coupon bonds; inflation-indexed bonds; structured notes and other hybrid instruments; catastrophe bonds and other event-linked bonds; credit-linked trust certificates; preferred securities; commercial paper, and cash and cash equivalents. The rate of interest on the debt and other income-producing investments that the Fund may purchase may be fixed, floating, or variable.
The Fund may invest in fixed and floating rate loans of any kind (including, among others, assignments, participations, subordinated loans, debtor-in-possession loans, and exit facilities) and other securities bearing fixed or variable interest rates of any maturity.
The Fund may not purchase any security if as a result 25% or more of the Fund’s total assets (taken at current value) would be invested in a single industry, except that the Fund under normal circumstances will invest at least 25% of its total assets in mortgage-backed and other asset-backed securities not issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities and other investments that DoubleLine determines have the same primary economic characteristics and such securities will be considered to be issued by issuers in a single industry.
The Fund may invest in securities of any credit quality, although DoubleLine does not, as of September 30, 2024, expect that the Fund will invest more than 50% of its total assets in securities rated below investment grade or unrated securities judged by DoubleLine to be of comparable quality. In addition, DoubleLine does not, as of September 30, 2024, expect that the Fund will invest more than 10% of its total assets in corporate debt securities (excluding mortgage-backed securities) or sovereign debt instruments rated Caa or below by Moody’s Investors Service, Inc. (“Moody’s”) and CCC or below by Standard & Poor’s Rating Services (“S&P”) (or unrated securities determined by the Adviser to be of comparable quality). Securities rated below Caa/CCC may include obligations already in default. In the case of split ratings, DoubleLine will categorize the security according to the highest rating assigned.
The Fund may invest in securities of any maturity or no maturity or negative duration, and the Fund’s average duration will vary from time to time, potentially significantly, depending on DoubleLine’s assessment of market conditions and other factors. Duration is a measure of the expected life of a debt instrument that is used to determine the sensitivity of a security’s price to changes in interest rates. For example, the value of a portfolio of debt securities with an average duration of four years would generally be expected to decline by approximately 4% if interest rates rose by one percentage point. Effective duration is a measure of the Fund’s portfolio duration adjusted for the anticipated effect of interest rate changes on bond and mortgage prepayment rates. DoubleLine retains broad discretion to modify the Fund’s duration within a wide range, including the discretion to construct a portfolio of investments for the Fund with a negative duration.
The Fund may hold common stocks and other equity securities from time to time, including, among others, those it has received through the conversion of a convertible security held by the Fund or in connection with the restructuring of a debt security. The Fund may invest in securities that have not been registered for public sale, including securities eligible for purchase and sale pursuant to Rule 144A or Regulation S under the Securities Act of 1933, as amended, and other securities issued in private placements. The Fund
50	DoubleLine Opportunistic Credit Fund

Summary of Updated Information Regarding the Fund (Cont.)
also may invest without limit in securities of other open- or closed-end investment companies, including exchange-traded funds (“ETFs”), which may include investment companies sponsored or managed by the Adviser or its related parties. The Fund may invest in securities of companies with small and medium market capitalizations.
The Fund may invest in securities of issuers domiciled or organized in jurisdictions other than the United States (“foreign issuers”). However, the Fund will not normally invest more than 30% of its total assets in issuers domiciled or organized in emerging market countries. An “emerging market country” is a country that, at the time the Fund invests in the related instruments, is classified as an emerging or developing economy by any supranational organization such as an institution in the World Bank Group or the United Nations, or an agency thereof, or is considered an emerging market country for purposes of constructing a major emerging market securities index, such as the J.P. Morgan or Bank of America suite of emerging market indices (e.g., the JP Morgan GBI-EM Global Diversified Index or the ICE Bank of America Broad Local Emerging Markets non-Sovereign Index).
The Fund will normally not invest more than 15% of its total assets in illiquid securities (investments that the Fund cannot reasonably expect to be sold or disposed of in current market conditions in seven (7) calendar days or less without the sale or disposition significantly changing the market value of the instrument).
The Fund may use repurchase and reverse repurchase agreements for any investment purpose, including to create investment leverage in the Fund’s portfolio.
DoubleLine allocates the Fund’s assets among market sectors, and among investments within those sectors, in an attempt to construct a portfolio providing a high level of current income and the potential for capital appreciation consistent with what DoubleLine considers an appropriate level of risk in light of market conditions prevailing at the time. DoubleLine will select investments over time to implement its long-term strategic investment view. It also will buy and sell securities opportunistically in response to short-term market, economic, political, or other developments or otherwise as opportunities may present themselves.
Portfolio securities may be sold at any time. Sales may occur when the Adviser determines to take advantage of a better investment opportunity, because the Adviser believes the portfolio securities no longer represent relatively attractive investment opportunities, because the Adviser perceives a deterioration in the credit fundamentals of the issuer, or because the Adviser believes it would be appropriate for other investment reasons, such as to adjust the duration or other characteristics of the Fund’s investment portfolio.
Note regarding investment limitations
Where the foregoing states that the Fund or the Adviser will not, or does not intend to, make investments in excess of a stated percentage of the Fund’s total assets, “total assets” includes amounts of leverage obtained through the use of reverse repurchase agreements, dollar roll transactions or similar transactions, borrowings, and/or issuances of preferred shares. With respect to any reverse repurchase agreement, dollar roll transaction or similar transaction, “total assets” includes any proceeds from the sale of an asset of the Fund to a counterparty in such a transaction, in addition to the value of the asset so sold as of the relevant measuring date. Except as otherwise noted, all percentages apply only at the time of investment.
Derivatives
The Fund may use various derivatives strategies as a substitute for cash investments, for hedging purposes or to gain, or reduce, long or short exposure to one or more asset classes, issuers or reference assets, or to manage the dollar-weighted average effective duration of the Fund’s portfolio. The Fund also may enter into derivatives transactions with the purpose or effect of creating investment leverage. The Fund reserves the right to invest in derivatives of any kind and for any investment purpose, including, for example, the following: forward contracts, futures contracts and options on futures contracts, in order to gain efficient long or short investment exposures as an alternative to cash investments or to hedge against portfolio exposures; interest rate swaps, in order to gain indirect long or short exposures to interest rates, issuers, or currencies or to hedge against portfolio exposures; and total return swaps and credit derivatives, put and call options, and exchange-traded and structured notes, in order to take indirect long or short positions on indexes, securities, currencies, commodities or other indicators of value or to hedge against portfolio exposures. The Fund may, for hedging purposes or as a substitute for direct long or short investments in debt securities, make use of credit default swaps. The Fund may engage in short sales, either to earn additional return or to hedge existing investments.
Annual Report	September 30, 2024	51

(Unaudited) September 30, 2024
Leverage
The Fund currently uses, and may in the future use, financial leverage. U.S. Bank has made available to the Fund a $65,000,000 committed credit facility. Under the current terms of the Fund’s credit agreement, interest is charged at the rate of one-month daily SOFR plus the Term SOFR adjustment of 0.10% plus the applicable margin of 0.75%. This rate represents a floating rate of interest that may change over time. The Fund will also be responsible for paying a non-usage fee (“commitment fee”) of 0.25% if the exposure is less than 75% of the commitment amount and 0.125% if the exposure is 75% or greater of the commitment amount. The credit facility will terminate by the earlier of six months after the Bank delivers a notice of termination to the Fund or the date that the committed amount is reduced to $0. The Fund pledges its assets as collateral to secure obligations under the credit agreement. The Fund retains the risks and rewards of the ownership of assets pledged to secure obligations under the credit agreement. The Fund is subject to various restrictive covenants in its credit facility. If the Fund fails to meet or satisfy any of these covenants, the Fund may be in default under the agreements governing the credit facility, and its lenders could elect to accelerate the Fund’s obligation to repurchase certain assets, declare outstanding amounts due and payable, terminate their commitments, require the posting of additional collateral or enforce their rights against existing collateral. In the event the credit agreement is terminated, the Fund may be required to sell securities in order to pay amounts due thereunder, and there can be no assurance that the Fund will be able to obtain a replacement source of leverage. As of September 30, 2024, the amount of total outstanding borrowings was $43,000,000.
In addition to the credit facility, the Fund may add leverage to its portfolio by using reverse repurchase agreements, dollar roll transactions or similar transactions. The Fund also may enter into transactions other than borrowings, reverse repurchase agreements, dollar roll transactions or similar transactions that may give rise to a form of leverage or that have leverage embedded in them, including, among others, the issuance of preferred shares, inverse floaters and related securities, credit default swap contracts and/or other transactions. Other such transactions include loans of portfolio securities, transactions involving derivative instruments, short sales and when-issued, delayed delivery, and forward commitment transactions. These transactions may represent a form of investment leverage and will create special risks. The use of these forms of additional leverage will increase the volatility of the Fund’s investment portfolio and could result in larger losses than if the strategies were not used.
The Fund will use leverage opportunistically and may choose to increase, decrease, or eliminate its use of leverage over time and from time to time based on DoubleLine’s assessment of the yield curve environment, interest rate trends, market conditions, and other factors. There is no assurance that the Fund will issue preferred shares, borrow money through loans or draw on lines of credit from banks or other credit facilities, enter into reverse repurchase agreements, or dollar roll transactions and/or use other forms of leverage. If used, there is no assurance that the Fund’s leveraging strategies will be successful. The use of leverage will increase the volatility of the performance of the Fund’s investment portfolio and could result in the Fund experiencing greater losses than if leverage were not used. The net proceeds the Fund obtains from the use of leverage will be invested in accordance with the Fund’s investment objective and policies as described in the Fund’s currently effective Prospectus. So long as the rate of return, net of applicable Fund expenses, on the investments purchased by the Fund exceeds the costs of such leverage to the Fund, the use of leverage should help the Fund to achieve an investment return greater than it would if it were not leveraged, although use of leverage may result in losses greater than if the Fund had not used leverage.
The 1940 Act generally prohibits the Fund from engaging in most forms of leverage representing indebtedness unless immediately after the issuance of the leverage the Fund has satisfied the asset coverage test with respect to senior securities representing indebtedness prescribed by the 1940 Act; that is, the value of the Fund’s total assets less all liabilities and indebtedness not represented by senior securities (for these purposes, “total net assets”) is at least 300% of the senior securities representing indebtedness (effectively limiting the use of leverage through senior securities representing indebtedness to 33 1/3% of the Fund’s total net assets, including assets attributable to such leverage). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common shares of beneficial interest (the “Common Shares”) unless, at the time of such declaration, this asset coverage test is satisfied with respect to indebtedness other than certain privately arranged debt that is not intended to be publicly distributed.
Rule 18f-4 under the 1940 Act (the “Derivatives Rule”) regulates a registered investment company’s use of derivatives and certain other transactions that create future payment and/or delivery obligations by the Fund. The Derivatives Rule prescribes specific value-at-risk limits for certain derivatives users and requires certain derivatives users to adopt and implement a derivatives risk management program (including the appointment of a derivatives risk manager and the implementation of certain testing requirements), and prescribes reporting requirements in respect of derivatives. Subject to certain conditions, if a fund qualifies as a “limited derivatives user,” as defined in the Derivatives Rule, it is not subject to the full requirements of the Derivatives Rule. In connection with the adoption of the Derivatives Rule, the Securities and Exchange Commission (the “SEC”) rescinded certain of its prior guidance regarding asset segregation and coverage requirements in respect of derivatives transactions and related instruments. With respect to
52	DoubleLine Opportunistic Credit Fund

Summary of Updated Information Regarding the Fund (Cont.)
reverse repurchase agreements or other similar financing transactions in particular, the Derivatives Rule permits a fund to enter into such transactions if the fund either (i) complies with the asset coverage requirements of Section 18 of the 1940 Act, and combines the aggregate amount of indebtedness associated with all reverse repurchase agreements and similar financing with the aggregate amount of any other senior securities representing indebtedness when calculating the relevant asset coverage ratio, or (ii) treats all reverse repurchase agreements and similar financing transactions as derivatives transactions for all purposes under the Derivatives Rule.
The Fund has adopted procedures for investing in derivatives and other transactions in compliance with the Derivatives Rule. As of September 30, 2024, the Fund was a limited derivatives user under the Derivatives Rule. As a limited derivatives user, the Fund’s derivatives exposure, excluding certain currency and interest rate hedging transactions, may not exceed 10% of its net assets. This restriction is not fundamental and may be changed by the Fund without a shareholder vote. Compliance with the Derivatives Rule could adversely affect the value or performance of the Fund. Limits or restrictions applicable to the counterparties or issuers, as applicable, with which the Fund may engage in derivative transactions could also limit or prevent the Fund from using certain instruments.
Additional or other new regulations or guidance issued by the SEC or the Commodity Futures Trading Commission (the “CFTC”) or their staffs could, among other things, restrict the Fund’s ability to engage in leveraging and derivatives transactions, and the Fund may be unable to execute its investment strategy as a result.
Because the fees received by the Adviser are based on the total managed assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar roll transactions or similar transactions, borrowings, and preferred shares that may be outstanding) minus accrued liabilities (other than liabilities in respect of reverse repurchase agreements, dollar roll transactions or similar transactions, and borrowings), there is a financial incentive for the Adviser to cause the Fund to use leverage, which creates a conflict of interest between the Adviser, on the one hand, and the holders of the Common Shares (the “Common Shareholders”), on the other hand.
Leveraging is a speculative technique and there are special risks and costs involved. By using leverage, the Fund will seek to obtain a higher return for Common Shareholders than if the Fund did not use leverage. The Fund cannot assure you that any use of borrowings, an issuance of preferred shares, the use of reverse repurchase agreements, or dollar roll transactions or similar transactions, and/or the use of derivatives strategies will result in a higher investment return on your Common Shares, and it may result in losses. When leverage is used, the NAV and market price of the Common Shares and the yield to Common Shareholders will be more volatile. Leveraging transactions pursued by the Fund may increase its duration and sensitivity to interest rate movements. In addition, fees and expenses of repurchase agreements and borrowings, any future issuance of preferred shares, and other forms of leverage borne by the Fund are borne entirely by the Common Shareholders and not by preferred shareholders, if any, and will reduce the investment return of the Common Shares.
Effects of Leverage
Assuming the Fund uses leverage in the form of borrowings representing 13.11% of the Fund’s total managed assets (including the amounts of leverage obtained through such borrowings), which reflects approximately the percentage of the Fund’s total assets attributable to such borrowings as of September 30, 2024, at an annual effective interest expense of 5.82% payable by the Fund on such borrowings (based on market interest rates as of September 30, 2024), the annual return that the Fund’s portfolio must experience in order to cover such costs of the borrowings would be 0.76%.
The information below is designed to illustrate the effects of leverage through the use of certain senior securities under the 1940 Act, and does not reflect the Fund’s use of certain other forms of economic leverage achieved through the use of other instruments or transactions, such as reverse repurchase agreements, dollar roll transactions, credit default swaps, total return swaps or other derivative instruments. These figures are merely estimates based on current market conditions, used for illustration purposes only.
These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. Your actual returns may be greater or less than those appearing below. In addition, actual expenses associated with borrowings or other forms of leverage, if any, used by the Fund may vary frequently and may be significantly higher or lower than the rate used for the example below.

Assumed Portfolio Total Return	−10.00%	−5.00%	0.00%	5.00%	10.00%
Common Share Total Return	−12.39%	−6.63%	−0.88%	4.88%	10.63%

Annual Report	September 30, 2024	53

(Unaudited) September 30, 2024
Common Shares total return is composed of two elements—the distributions paid by the Fund to holders of Common Shares (the amount of which is largely determined by the net investment income of the Fund after paying interest expenses on the Fund’s leveraging transactions as described above and other Fund expenses) and gains or losses on the value of the securities and other instruments the Fund owns. As required by SEC rules, the table assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the income it receives on its investments is entirely offset by Fund expenses and losses in the value of those investments.
The Fund’s willingness to use leverage, and the extent to which leverage is used at any time, will depend on many factors, including, among other things, DoubleLine’s assessment of the yield curve environment, interest rate trends, market conditions and other factors.
Principal Risk Factors
Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or even all of your investment. The section below does not describe all risks associated with an investment in the Fund. Additional risks and uncertainties also may adversely affect and impair the Fund.
Market discount risk
As with any stock, the price of the Common Shares will fluctuate with market conditions and other factors. If you sell your Common Shares, the price received may be more or less than your original investment. The Common Shares are designed for long-term investors and should not be treated as trading vehicles. Shares of closed-end management investment companies frequently trade at a discount from their NAV. The Fund cannot assure you that Common Shares will trade at a price equal to or higher than NAV in the future, and they may trade at a price lower than NAV. In addition to the Fund’s NAV, the Fund’s market price may be affected by factors related to the Fund such as dividend payments (which will in turn be affected by Fund expenses, including the costs of the Fund’s leverage, amounts of interest payments made by the Fund’s portfolio holdings, appreciation/depreciation of the Fund’s portfolio holdings, regulations affecting the timing and character of Fund distributions, and other factors), portfolio credit quality, liquidity, call protection, market supply and demand and similar factors relating to the Fund’s portfolio holdings. The Fund’s market price may also be affected by general market or economic conditions, including market trends affecting securities values generally or values of closed-end fund shares more specifically.
Issuer risk
Issuer risk is the risk that the market price of securities may go up or down, sometimes rapidly or unpredictably, including due to factors affecting securities markets generally, particular industries represented in those markets, or the issuer itself.
Investment and market risk
An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested.
An investment in Common Shares represents an indirect investment in the securities and other instruments owned by the Fund. The market price of securities and other instruments may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting markets generally, particular industries represented in those markets, or the issuer itself. The values of securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities generally have greater price volatility than bonds and other debt securities. Common Shares are subject to the risk that markets will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Markets may, in response to governmental actions or intervention, political, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. Certain securities may be difficult to value during such periods. The value of securities and other instruments traded in over-the-counter markets like other market investments, may move up or down, sometimes rapidly and unpredictably. Further, the value of securities and other instruments held by the Fund may decline in value due to factors affecting securities markets generally or particular industries. The U.S. government and the U.S. Federal Reserve, as well as certain foreign governments and central banks, have from time to time taken steps to support financial markets. The U.S. government and the U.S. Federal Reserve may, conversely, reduce market support activities, including by taking action intended to increase certain interest rates. This and other
54	DoubleLine Opportunistic Credit Fund

Summary of Updated Information Regarding the Fund (Cont.)
government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Changes in government activities in this regard, such as changes in interest rate policy, can negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests.
Credit risk
Credit risk is the risk that an issuer or counterparty will fail to pay its obligations to the Fund when they are due. If an investment’s issuer or counterparty fails to pay interest or otherwise fails to meet its obligations to the Fund, the Fund’s income might be reduced and the value of the investment might fall or be lost entirely. Financial strength and solvency of an issuer are the primary factors influencing credit risk. Changes in the financial condition of an issuer or counterparty, changes in specific economic, social or political conditions that affect a particular type of security, other instrument or an issuer, and changes in economic, social or political conditions generally can increase the risk of default by an issuer or counterparty, which can affect a security’s or other instrument’s credit quality or value and an issuer’s or counterparty’s ability to pay interest and principal when due. The values of lower-quality debt securities (including debt securities commonly referred to as “high yield” securities and “junk” bonds) and floating rate loans, tend to be particularly sensitive to these changes. The values of securities also may decline for a number of other reasons that relate directly to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets. Credit risk is heightened to the extent the Fund has fewer counterparties.
In addition, lack of or inadequacy of collateral or credit enhancements for a fixed income security may affect its credit risk. Credit risk of a security may change over time, and securities which are rated by rating agencies may be subject to downgrade, which may have an indirect impact on the market price of securities. Ratings are only opinions of the agencies issuing them as to the likelihood of re-payment. They are not guarantees as to quality and they do not reflect market risk.
During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to debt securities and other obligations of all kinds.
Mortgage-backed securities risks
Mortgage-backed securities include, among other things, participation interests in pools of residential mortgage loans purchased from individual lenders by a federal agency or originated and issued by private lenders and involve, among others, the following risks:
Credit and Market Risks of Mortgage-Backed Securities. Investments by the Fund in fixed rate and floating rate mortgage-backed securities will entail credit risks (i.e., the risk of non-payment of interest and principal) and market risks (i.e., the risk that interest rates and other factors could cause the value of the instrument to decline). Many issuers or servicers of mortgage-backed securities guarantee timely payment of interest and principal on the securities, whether or not payments are made when due on the underlying mortgages. This kind of guarantee generally increases the quality of a security, but does not mean that the security’s market value and yield will not change. The values of mortgage-backed securities may change because of changes in the market’s perception of the credit quality of the assets held by the issuer of the mortgage-backed securities or an entity, if any, providing credit support in respect of the mortgage-backed securities. In addition, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such securities, reducing the values of those securities or in some cases rendering them worthless. The Fund also may purchase securities that are not guaranteed or subject to any credit support, or that are subordinate in their right to receive payment of interest and repayment of principal to other classes of the issuer’s securities. An investment in a privately issued mortgage-backed security is generally less liquid and subject to greater credit risks than an investment in a mortgage-backed security that is issued or otherwise guaranteed by a federal government agency or sponsored corporation.
Mortgage-backed securities may be structured similarly to collateralized debt obligations (“CDOs”) and may be subject to similar risks. For example, the cash flows from the collateral held by the mortgage-backed security may be split into two or more portions, called tranches, varying in risk and yield. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity or “first loss” tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. Interest holders in senior tranches are entitled to the lowest interest rates but are generally subject to less credit risk than more junior tranches because, should there be any default, senior tranches are typically paid first. The most junior tranches, such as equity tranches, typically are due to be paid the highest interest rates but suffer the highest risk of loss should the holder of an underlying mortgage loan default. If some loans default and the cash collected by the issuer of the mortgage-backed security is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first.
Annual Report	September 30, 2024	55

(Unaudited) September 30, 2024
Like bond investments, the value of fixed rate mortgage-backed securities will tend to rise when interest rates fall, and fall when rates rise. Floating rate mortgage-backed securities generally tend to have more moderate changes in price when interest rates rise or fall, but their current yield will generally be affected. In addition, the mortgage-backed securities market in general may be adversely affected by changes in governmental legislation or regulation. Factors that could affect the value of a mortgage-backed security include, among other things, the types and amounts of insurance, if any, which an individual mortgage or that specific mortgage- backed security carries, the default and delinquency rate of the mortgage pool, the amount of time the mortgage loan has been outstanding, the loan-to-value ratio of each mortgage and the amount of overcollateralization or undercollateralization of a mortgage pool. The Fund may invest in mortgage-backed securities that are subordinate in their right to receive payment of interest and repayment of principal to other classes of the issuer’s securities.
The residential mortgage market in the United States has experienced difficulties at times, and the same or similar events may adversely affect the performance and market value of certain of the Fund’s mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally increase in a recession and potentially could begin to increase again. A decline in or flattening of housing values (as has been experienced and may again be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans may be more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have experienced serious financial difficulties or bankruptcy. Reduced investor demand for mortgage-related securities has resulted and again may result in limited new issuances of mortgage-related securities and limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities and limit the availability of attractive investment opportunities for the Fund. It is possible that such limited liquidity in secondary markets could return and worsen.
The values of mortgage-backed securities may be substantially dependent on the servicing of the underlying mortgage pools, and therefore are subject to risks associated with the negligence or malfeasance by their servicers and to the credit risk of their servicers. In certain circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying collateral.
Some government sponsored mortgage-related securities are backed by the full faith and credit of the United States. The Government National Mortgage Association (“Ginnie Mae”), the principal guarantor of such securities, is a wholly owned United States government corporation within the Department of Housing and Urban Development. Other government-sponsored mortgage-related securities are not backed by the full faith and credit of the United States government. Issuers of such securities include Fannie Mae (formally known as the Federal National Mortgage Association) and Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation). Fannie Mae is a government-sponsored corporation which is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae. Freddie Mac is a stockholder-owned corporation chartered by Congress and subject to general regulation by the Department of Housing and Urban Development. Participation certificates representing interests in mortgages from Freddie Mac’s national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by Freddie Mac. The U.S. government has provided financial support to Fannie Mae and Freddie Mac in the past, but there can be no assurances that it will support these or other government-sponsored entities in the future.
During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to securitizations involving mortgage loans and other obligations underlying mortgage-backed securities.
Prepayment, Extension and Redemption Risks of Mortgage-Backed Securities. Mortgage-backed securities may reflect an interest in monthly payments made by the borrowers who receive the underlying mortgage loans. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and historically have often paid them off sooner. When a prepayment happens, a portion of the mortgage-backed security which represents an interest in the underlying mortgage loan will be prepaid. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. This means that in times of declining interest rates, a portion of the Fund’s higher yielding securities are likely to be redeemed and the Fund will probably be unable to replace them with securities having as great a yield. Prepayments can result in lower yields to shareholders. The increased likelihood of prepayment when interest rates decline also limits market price appreciation. This is known as prepayment risk. Mortgage-backed securities also are subject to extension risk. Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security which was considered short or intermediate term into a long-term security. The values of long-term securities generally fluctuate more widely in response to
56	DoubleLine Opportunistic Credit Fund

Summary of Updated Information Regarding the Fund (Cont.)
changes in interest rates than short or intermediate-term securities. In addition, a mortgage-backed security may be subject to redemption at the option of the issuer. If a mortgage-backed security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem or pay-off the security, which could have an adverse effect on the Fund’s ability to achieve its investment objective.
Liquidity Risk of Mortgage-Backed Securities. The liquidity of mortgage-backed securities varies by type of security; at certain times the Fund may encounter difficulty in disposing of such investments. Investments in privately issued mortgage-backed securities may have less liquidity than mortgage-backed securities that are issued by a federal government agency or sponsored corporation. Because mortgage-backed securities have the potential to be less liquid than other securities, the Fund may be more susceptible to liquidity risks than funds that invest in other securities. In the past, in stressed markets, certain types of mortgage- backed securities suffered periods of illiquidity when disfavored by the market. It is possible that the Fund may be unable to sell a mortgage-backed security at a desirable time or at the value the Fund has placed on the investment.
Collateralized Mortgage Obligations (“CMOs”) Risks. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. The expected average life of CMOs is determined using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions. These estimates may vary from actual future results, particularly during periods of extreme market volatility. Further, under certain market conditions, the average weighted life of certain CMOs may not accurately reflect the price volatility of such securities. For example, in periods of supply and demand imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of CMOs may fluctuate to a greater extent than would be expected from interest rate movements alone. CMOs issued by private entities are not obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and are not guaranteed by any government agency, although the securities underlying a CMO may be subject to a guarantee. Therefore, if the collateral securing the CMO, as well as any third party credit support or guarantees, is insufficient to make payments when due, the holder could sustain a loss.
With respect to risk retention tranches (i.e., eligible residual interests initially held by the sponsors of collateralized mortgage-backed securities and other eligible securitizations pursuant to the U.S. Risk Retention Rules), a third-party purchaser, such as the Fund, must hold its retained interest, unhedged, for at least five years following the closing of the securitization transaction, after which it is entitled to transfer its interest in the securitization to another person that meets the requirements for a third-party purchaser. Even after the required holding period has expired, due to the limited market for such investments, no assurance can be given as to what, if any, exit strategies will ultimately be available for any given position. In addition, there is limited guidance on the application of the laws and regulations applicable to such investments. There can be no assurance that the applicable federal agencies charged with the implementation of the Final U.S. Risk Retention Rules (the FDIC, the Comptroller of the Currency, the Federal Reserve Board, the SEC, the Department of Housing and Urban Development, and the Federal Housing Finance Agency) could not take positions in the future that differ from the interpretation of such rules taken or embodied in such securitizations, or that the Final U.S. Risk Retention Rules will not change. Furthermore, in situations where the Fund invests in risk retention tranches of securitizations structured by third parties, the Fund may be required to execute one or more letters or other agreements, the exact form and nature of which will vary (each, a “Risk Retention Agreement”) under which it will make certain undertakings designed to ensure such securitization complies with the Final U.S. Risk Retention Rules. Such Risk Retention Agreements may include a variety of representations, warranties, covenants and other indemnities, each of which may run to various transaction parties. If the Fund breaches any undertakings in any Risk Retention Agreement, it will be exposed to claims by the other parties thereto, including for any losses incurred as a result of such breach.
Adjustable Rate Mortgages (“ARMs”) Risks. ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, many ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is used to reduce the then-outstanding principal balance of the ARM. In addition, certain ARMs may provide for an initial fixed, below-market or teaser interest rate. During this initial fixed-rate period, the payment due from the related mortgagor may be less than that of a traditional loan. However, after the teaser rate expires, the monthly payment required to be made by the mortgagor may increase significantly when the interest rate on the mortgage loan adjusts. This increased burden on the mortgagor may increase the risk of delinquency or default on the mortgage loan and in turn, losses on the mortgage-backed security into which that loan has been bundled.
Annual Report	September 30, 2024	57

(Unaudited) September 30, 2024
Interest and Principal Only Securities Risks. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of debt instruments, such as mortgage loans. In one type of stripped mortgage-backed security, one class will receive all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal from the mortgage assets (the principal-only, or “PO” class). The yield to maturity (the expected rate of return on a bond if held until the end of its lifetime) on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. If the assets underlying the IO class experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully, or at all, its initial investment in these securities. PO class securities tend to decline in value if prepayments are slower than anticipated. The values of interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments.
Inverse Floaters and Related Securities Risks. Investments in inverse floaters and similar instruments expose the Fund to the same risks as investments in debt securities and derivatives, as well as other risks, including those associated with leverage and increased volatility. An investment in these securities typically will involve greater risk than an investment in a fixed rate security. Distributions on inverse floaters and similar instruments will typically bear an inverse relationship to short-term interest rates and typically will be reduced or, potentially, eliminated as interest rates rise. The rate at which interest is paid on an inverse floater may vary by a magnitude that exceeds the magnitude of the change in a reference rate of interest (typically a short-term interest rate), and the market prices of inverse floaters may as a result be highly sensitive to changes in interest rates and in prepayment rates on the underlying securities, and may decrease in value significantly when interest rates or prepayment rates change. The effect of the reference rate multiplier in inverse floaters is associated with greater volatility in their market values. Investments in inverse floaters and similar instruments that have mortgage-backed securities underlying them will expose the Fund to the risks associated with those mortgage-backed securities and the values of those investments may be especially sensitive to changes in prepayment rates on the underlying mortgage-backed securities.
Commercial Mortgage-Backed Securities (“CMBS”) Risks. CMBS include securities that reflect an interest in, or are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.
REIT risk
The Fund may invest in REITs. REITs are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and so the Fund will bear its proportionate share of the costs of the REITs’ operations. There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest primarily in direct fee ownership or leasehold ownership of real property and derive most of their income from rents, are generally affected by changes in the values of and incomes from the properties they own. Mortgage REITs invest mostly in mortgages on real estate, which may secure, for example, construction, development or long-term loans, and the main source of their income is mortgage interest payments. Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate, and thus may be subject to risks associated with both real estate ownership and investments in mortgage-related investments. Along with the risks common to different types of real estate-related investments, REITs, no matter the type, involve additional risk factors, including poor performance by the REIT’s manager, adverse changes to the tax laws, and the possible failure by the REIT to qualify for the favorable tax treatment applicable to REITs under the Internal Revenue Code of 1986, as amended (the “Code”), or an exemption under the 1940 Act. REITs are not diversified and are heavily dependent on cash flow earned on the property interests they hold.
Equity REITs, which invest primarily in direct fee ownership or leasehold ownership of real property and derive most of their income from rents, are generally affected by changes in the values of and incomes from the properties they own. Mortgage REITs invest mostly in mortgages on real estate, which may secure, for example, construction, development or long-term loans, and the main source of their income is mortgage interest payments. Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate, and thus may be subject to risks associated with both real estate ownership and mortgage-related
58	DoubleLine Opportunistic Credit Fund

Summary of Updated Information Regarding the Fund (Cont.)
investments. Along with the risks common to different types of real estate-related investments, REITs, no matter the type, involve additional risk factors, including poor performance by the REIT’s manager, adverse changes to the tax laws, or failure by the REIT to qualify for the favorable tax treatment applicable to REITs under the Code. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. Finally, private REITs are not traded on a national securities exchange. As such, these products may be illiquid. This reduces the ability of a Fund to redeem its investment early. Private REITs are also generally harder to value and may bear higher fees than public REITs.
Mortgage REITs are exposed to the risks specific to the real estate market as well as the risks that relate specifically to the way in which mortgage REITs are organized and operated. Mortgage REITs receive principal and interest payments from the owners of the mortgaged properties. Accordingly, mortgage REITs are subject to the credit risk of the borrowers to whom they extend credit, and are subject to the risks described under “Mortgage-Backed Securities Risk” and “Debt Securities Risk.” Mortgage REITs are also subject to significant interest rate risk. Mortgage REITs typically use leverage and many are highly leveraged, which exposes them to the risks of leverage. Leverage risk refers to the risk that leverage created from borrowing may impair a mortgage REIT’s liquidity, cause it to liquidate positions at an unfavorable time and increase the volatility of the values of securities issued by the mortgage REIT. The use of leverage may not be advantageous to a mortgage REIT. To the extent that a mortgage REIT incurs significant leverage, it may incur substantial losses if its borrowing costs increase or if the assets it purchases with leverage decrease in value.
The Fund’s investment in a REIT may result in the Fund making distributions that constitute a return of capital to Fund shareholders for federal income tax purposes. In addition, distributions attributable to REITs made by the Fund to Fund shareholders will not qualify for the corporate dividends-received deduction, or, generally, for treatment as qualified dividend income. Certain distributions made by the Fund attributable to dividends received by the Fund from REITs may qualify as “qualified REIT dividends” in the hands of non-corporate shareholders.
Below investment grade/high yield securities risk
Debt instruments rated below investment grade and debt instruments that are unrated and of comparable or lesser quality are predominantly speculative. They are usually issued by companies without long track records of sales and earnings or by companies with questionable credit strength. These instruments, commonly known as “junk bonds,” have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, general economic downturn, and less secondary market liquidity. This potential lack of liquidity may make it more difficult for the Fund to value these instruments accurately. An economic downturn could severely affect the ability of issuers (particularly those that are highly leveraged) to service their debt obligations or to repay their obligations upon maturity.
Interest rate risk
Interest rate risk is the risk that debt instruments will change in value because of changes in interest rates. Interest rate changes may affect the value of a fixed income instrument directly (especially in the case of fixed rate instruments) and indirectly
(especially in the case of adjustable-rate instruments). The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. Bonds and other debt instruments typically have a positive duration. The value of a debt instrument with positive duration will generally decline if interest rates increase. Certain other investments, such as inverse floaters and certain derivative instruments, may have a negative duration. The value of instruments with a negative duration will generally decline if interest rates decrease. Inverse floaters, interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. The prices of long-term debt obligations generally fluctuate more than prices of short-term debt obligations as interest rates change. Because the Fund’s weighted average effective duration generally will fluctuate as interest rates change, the Common Share NAV and market price per share may tend to fluctuate more in response to changes in market interest rates than if the Fund invested mainly in short-term debt securities. During periods of rising interest rates, the average life of certain types of securities may extend due to lower than expected rates of pre-payments, which could cause the securities’ durations to extend and expose the securities to more price volatility. This may lock in a below market yield, increase the security’s duration and reduce the securities’ value. In addition to directly affecting debt securities, rising interest rates also may have an adverse effect on the value of any equity securities held by the Fund. The Fund’s use of leverage will tend to increase Common Share interest rate risk. DoubleLine may use certain strategies, including investments in structured notes or interest rate futures contracts or swap, cap, floor or collar transactions, for the purpose of reducing the interest rate sensitivity of the Fund’s
Annual Report	September 30, 2024	59

(Unaudited) September 30, 2024
portfolio, although there is no assurance that it will do so or that such strategies will be successful. Recently, there have been inflationary price movements, which have caused the fixed income securities markets to experience heightened levels of interest rate volatility and liquidity risk. In market environments where interest rates are rising, issuers may be less willing or able to make principal and interest payments on fixed-income investments when due.
Yield curve risk is the risk associated with either a flattening or steepening of the yield curve. The yield curve is a representation of market interest rates of obligations with durations of different lengths. When the yield curve is “steep,” longer-term obligations bear higher rates of interest than similar shorter-term obligations; when the curve “flattens,” the difference between those interest rates is reduced. If the yield curve is “inverted,” longer term obligations bear lower interest rates than shorter term obligations. If the Fund’s portfolio is structured to perform favorably in a particular interest rate environment, a change in the yield curve could result in losses to the Fund.
Variable and floating rate debt securities are generally less sensitive to interest rate changes, as compared to fixed rate debt instruments, but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value at all or to the same extent as fixed rate instruments when interest rates decline. Inverse floating rate debt securities may decrease in value if interest rates increase.
Inverse floating rate debt securities also may exhibit greater price volatility than a fixed rate debt obligation with similar credit quality. When the Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Common Shares.
Asset-backed securities investment risk
Asset-backed securities in which the Fund may invest include obligations backed by, among others, motor vehicle installment sales or installment loan contracts; home equity loans; leases of various types of real, personal and other property (including those relating to aircrafts, telecommunication, energy, and/or other infrastructure assets and infrastructure-related assets); receivables from credit card agreements and automobile finance agreements; home equity sharing agreements; student loans; consumer loans; mobile home loans; boat loans; business and small business loans; project finance loans; airplane leases; and other non-mortgage-related income streams, such as income from renewable energy projects and franchise rights. They may also include asset-backed securities backed by whole loans or fractions of whole loans issued by alternative lending platforms and securitized by those platforms or other entities (such as third-party originators or brokers). Any of these loans may be  of sub-prime quality or made to an obligor with a sub-prime credit history.
Asset-backed securities involve the risk that borrowers may default on the obligations backing them and that the values of and interest earned on such investments will decline as a result. Loans made to lower quality borrowers, including those  of sub-prime quality, involve a higher risk of default. Such loans, including those made by alternative lending platforms, may be difficult to value, may have limited payment histories, and may be subject to significant changes in value over time as economic conditions change. Therefore, the values of asset-backed securities backed by lower quality loans, including those  of sub-prime quality, may suffer significantly greater declines in value due to defaults, payment delays or a perceived increased risk of default, especially during periods when economic conditions worsen. In addition, most or all securities backed by the collateral described above do not involve any credit enhancement provided by the U.S. government or any other party, and certain asset-backed securities do not have the benefit of a security interest in the related collateral.
Asset-backed securities tend to increase in value less than traditional debt securities of similar maturity and credit quality when interest rates decline, but are subject to a similar risk of decline in market value during periods of rising interest rates. Certain assets underlying asset-backed securities are subject to prepayment, which may reduce the overall return to asset-backed security holders. In a period of declining interest rates, pre-payments on asset-backed securities may increase and the Fund may be unable to reinvest those prepaid amounts in investments providing the same rate of interest as the pre-paid obligations.
The values of asset-backed securities may also be substantially dependent on the servicing of and diligence performed by their servicers or sponsors or the originating alternative lending platforms. For example, the Fund may suffer losses due to a servicer’s, sponsor’s or platform’s negligence or malfeasance, such as through the mishandling of certain documentation affecting security holders’ rights in and to underlying collateral or the failure to update or collect accurate and complete borrower information. In addition, the values of asset-backed securities may be adversely affected by the credit quality of the servicer, sponsor or originating alternative lending platform, as applicable. Certain services, sponsors or originating alternative lending platforms may have limited operating histories to evaluate. The insolvency of a servicer, sponsor or originating alternative lending platform may result in added
60	DoubleLine Opportunistic Credit Fund

Summary of Updated Information Regarding the Fund (Cont.)
costs and delays in addition to losses associated with a decline in the value of underlying assets. The Fund also may experience delays in payment or losses on its investments if the full amount due on underlying collateral is not realized, which may occur because of unanticipated legal or administrative costs of enforcing the contracts, depreciation or damage to the collateral securing certain contracts, under-collateralization or other factors.
Municipal bond risk
Investing in the municipal bond market involves the risks of investing in debt securities generally and certain other risks. The amount of public information available about the municipal bonds in the Fund’s portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund’s investment in municipal bonds may therefore be more dependent on the analytical abilities of the Adviser than its investments in taxable bonds. The secondary market for municipal bonds also tends to be less well developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell municipal bonds at attractive prices.
The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns, by litigation, legislation or political events, or by the bankruptcy of the issuer. Laws, referenda, ordinances or regulations enacted in the future by Congress or state legislatures or the applicable governmental entity could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipal issuers to levy taxes. Issuers of municipal securities also might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays in collecting principal and interest and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses. Any income derived from the Fund’s ownership or operation of such assets may not be tax exempt.
The Fund may invest in revenue bonds, which are typically issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Because the principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, there is no guarantee that the particular project will generate enough revenue to pay its obligations, in which case the Fund’s performance may be adversely affected.
Interest on municipal obligations, while generally exempt from U.S. federal income tax, may not be exempt from U.S. federal alternative minimum tax. The Fund does not expect to be eligible to pass the tax-exempt character of such interest through to the Common Shareholders.
Foreign investing risk
Investments in foreign securities or in issuers with significant exposure to foreign markets may involve greater risks than investments in domestic securities. To the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. As compared to U.S. companies, foreign issuers generally disclose less financial and other information publicly and are subject to less stringent and less uniform accounting, auditing, and financial reporting standards. In addition, there may be limited information generally regarding factors affecting a particular foreign market, issuer, or security.
Foreign countries typically impose less thorough regulations on brokers, dealers, stock exchanges, corporate insiders and listed companies than does the United States and foreign securities markets may be less liquid and more volatile than domestic markets.
Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments, and as a result investments in foreign securities may be subject to issues relating to security registration or settlement. In addition, security trading and custody practices abroad may offer less protection to investors such as the Fund. Political, social or financial instability, civil unrest, geopolitical tensions, wars, and acts of terrorism are other potential risks that could adversely affect an investment in a foreign security or in foreign markets or issuers generally. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the United States which could affect the liquidity of the Fund’s portfolio. Custody practices and regulations abroad may offer less protection to investors, such as the Fund, and the Fund may be limited in its ability to enforce contractual rights or obligations.
Annual Report	September 30, 2024	61

(Unaudited) September 30, 2024
Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the Fund may hold various foreign currencies from time to time, the value of the Fund’s assets, as measured in U.S. dollars, can be affected unfavorably by changes in exchange rates with respect to the U.S. dollar or with respect to other foreign currencies or by unfavorable currency regulations imposed by foreign governments. If the Fund invests in securities issued by foreign issuers, the Fund may be subject to these risks even if the investment is denominated in United States dollars. This risk may be heightened with respect to issuers whose revenues are principally earned in a foreign currency but whose debt obligations have been issued in United States dollars or other hard currencies.
Foreign issuers may become subject to sanctions imposed by the U.S. or another country or other governmental or non-governmental organizations, which could result in the immediate freeze of the foreign issuers’ assets or securities and/or make their securities worthless. The imposition of such sanctions, such as sanctions imposed against Russia, Russian entities and Russian individuals in 2022, could impair the market value of the securities of such foreign issuers and limit the Fund’s ability to buy, sell, receive or deliver the securities. Sanctions, or the threat of sanctions, may cause volatility in regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Fund.
Continuing uncertainty as to the status of the European Economic and Monetary Union (“EMU”) and the potential for certain countries to withdraw from the institution has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EU could have significant adverse effects on currency and financial markets, and on the values of the Fund’s portfolio investments. On January 31, 2020, the UK left the EU (commonly known as “Brexit”). An agreement between the UK and the EU governing their future trade relationship became effective January 1, 2021, but critical aspects of the relationship remain unresolved and subject to further negotiation and agreement. Brexit has resulted in volatility in European and global markets and could have negative long-term impacts on financial markets in the UK and throughout Europe. There is still considerable uncertainty relating to the potential consequences of the exit and whether the UK’s exit will increase the likelihood of other countries also departing the EU. During this period of uncertainty, the negative impact on not only the UK and European economies, but the broader global economy, could be significant, potentially resulting in increased market volatility and illiquidity, political, economic, and legal uncertainty, and lower economic growth for companies that rely significantly on Europe for their business activities and revenues. Any further exits from the EU, or the possibility of such exits, or the abandonment of the euro, may cause additional market disruption globally and introduce new legal and regulatory uncertainties.
If one or more EMU countries were to stop using the euro as its primary currency, the Fund’s investments in such countries may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to liquidity risk and the risk that the Fund may not be able to value investments accurately to a greater extent than similar investments currently denominated in euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU-related investments, or should the euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. The Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.
Emerging markets risk
Investing in the securities of emerging market countries, as compared to foreign developed markets, involves substantial additional risk due to more limited information about the issuer and/or the security; higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems and thinner trading markets; the possibility of currency blockages or transfer restrictions; an emerging market country’s dependence on revenue from particular commodities or international aid; and the risk of expropriation, nationalization or other adverse political or economic developments, such as the imposition of economic sanctions, tariffs or other governmental restrictions. Political and economic structures in many emerging market countries may undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Emerging market countries tend to have a greater degree of economic, political and social instability than the U.S. and other developed countries. Such social, political and economic instability could disrupt the financial markets in which the Fund invests and adversely affect the value of its investment portfolio.
Some of these countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and
62	DoubleLine Opportunistic Credit Fund

Summary of Updated Information Regarding the Fund (Cont.)
more volatile than investments in securities traded in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value or prospects of an investment in such securities.
The securities markets of emerging market countries may be substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States and other developed nations. The limited size of many securities markets in emerging market countries and limited trading volume in issuers compared to the volume in U.S. securities or securities of issuers in other developed countries could cause prices to be erratic for reasons other than factors that affect the quality of the securities and investments in emerging markets can become illiquid. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors’ perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets. In addition, emerging market countries’ exchanges and broker-dealers may generally be subject to less regulation than their counterparts in developed countries. Emerging market securities markets, exchanges and market participants may lack the regulatory oversight and sophistication necessary to deter or detect market manipulation in such exchanges or markets, which may result in losses to the Fund to the extent it holds investments trading in such exchanges or markets. Brokerage commissions and dealer mark-ups, custodial expenses and other transaction costs are generally higher in emerging market countries than in developed countries. As a result, funds that invest in emerging market countries have operating expenses that are higher than funds investing in other securities markets.
The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the SEC, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited. Regulatory regimes outside of the U.S. may not require or enforce corporate governance standards comparable to that of the U.S., which may result in less protections for investors in such issuers and make such issuers more susceptible to actions not in the best interest of the issuer or its investors.
In certain emerging market countries, governments participate to a significant degree, through ownership or regulation, in their respective economies. Action by these governments could have a significant adverse effect on market prices of securities and payment of dividends. In addition, most emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation. Inflation and rapid fluctuation in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging market countries.
Emerging market countries may have different clearance and settlement procedures than in the U.S., including significantly longer settlement cycles for purchases and sales of securities, and in certain markets there may be times when settlements fail to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, custody practices abroad may offer less protection generally to investors, such as the Fund, and satisfactory custodial services for investment securities may not be available in some emerging market countries, which may result in the Fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement or other problems could result in periods when the Fund’s assets are uninvested and no return is earned thereon. The Fund’s inability to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause the Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. The currencies of certain emerging market countries have sometimes experienced devaluations relative to the U.S. dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries. When debt and similar obligations issued by foreign issuers are denominated in a currency (e.g., the U.S. dollar or the euro) other than the local currency of the issuer, the subsequent strengthening of  the non-local currency against the local currency will generally increase the burden of repayment on the issuer and may increase significantly the risk of default by the issuer.
Emerging market countries have and may in the future impose capital controls, foreign currency controls and repatriation controls. In addition, some currency hedging techniques may be unavailable in emerging market countries, and the currencies of emerging market countries may experience greater volatility in exchange rates as compared to those of developed countries.
Annual Report	September 30, 2024	63

(Unaudited) September 30, 2024
Foreign currency risk
Currency risk is the risk that fluctuations in exchange rates may adversely affect the value of the Fund’s investments. Currency risk includes both the risk that currencies in which the Fund’s investments are traded and/or in which the Fund receives income, or currencies in which the Fund has taken an active investment position, will decline in value relative to other currencies. In the case of hedging positions, currency risk includes the risk that the currency the Fund is seeking exposure to will decline in value relative to the foreign currency being hedged. Currency exchange rates fluctuate significantly for many reasons, including changes in supply and demand in the currency exchange markets, actual or perceived changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks, or supranational agencies such as the International Monetary Fund, and currency controls or other political and economic developments in the U.S. or abroad. The currencies of certain emerging market countries have sometimes experienced devaluations relative to the U.S. dollar, and major devaluations have historically occurred in certain countries. A devaluation of the currency in which portfolio securities are denominated will negatively impact the value of those securities.
Except as otherwise provided in the Fund’s principal investment strategies, the Fund may take derivatives (or spot) positions in currencies to which the Fund is exposed through its investments. This presents the risk that the Fund could lose money on both its currency exposure through a portfolio investment and its currency exposure through a derivatives (or spot) position. The Fund also may take overweighted or underweighted currency positions and/or hedge the currency exposure of the securities in which it has invested. The Fund may take positions in currencies different from the currencies in which its portfolio investments are denominated. As a result, the Fund’s currency exposure may differ (in some cases significantly) from the currency exposure of its investments and/or its benchmarks.
Distressed and defaulted securities risk
Distressed and defaulted securities risk refers to the uncertainty of repayment of defaulted securities (e.g., a security on which a principal or interest payment is not made when due) and obligations of distressed issuers. Because the issuer of such securities is in default and/or is likely to be in distressed financial condition, repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or insolvency proceedings) is subject to significant uncertainties. Insolvency laws and practices in foreign markets, and especially emerging market countries, are different than those in the U.S. and the effect of these laws and practices cannot be predicted with certainty. Investments in defaulted securities and obligations of distressed issuers are considered speculative and entail high risk.
Loan risk
Investments in loans are generally subject to the same risks as investments in other types of debt obligations, including, among others, credit risk, interest rate risk, prepayment risk, and extension risk. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. This means loans are often subject to significant credit risks, including a greater possibility that the borrower will be adversely affected by changes in market or economic conditions and may default or enter bankruptcy. This risk of default will increase in the event of an economic downturn or a substantial increase in interest rates (which will increase the cost of the borrower’s debt service). The risks of investing in loans include the risk that the borrowers on loans held by the Fund may be unable to honor their payment obligations due to adverse conditions in the industry or industries in which they operate.
The interest rates on floating rate loans typically adjust only periodically. Accordingly, adjustments in the interest rate payable under a loan may trail prevailing interest rates significantly, especially if there are limitations placed on the amount the interest rate on a loan may adjust in a given period. Certain floating rate loans have a feature that prevents their interest rates from adjusting if market interest rates are below a specified minimum level. When interest rates are low, this feature could result in the interest rates of those loans becoming fixed at the applicable minimum level until interest rates rise above that level. Although this feature is intended to result in these loans yielding more than they otherwise would when interest rates are low, the feature might also result in the prices of these loans becoming more sensitive to changes in interest rates should interest rates rise but remain below the applicable minimum level.
In addition, investments in loans may be difficult to value and may be illiquid. Floating rate loans generally are subject to legal or contractual restrictions on resale. The liquidity of floating rate loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual floating rate loans. For example, if the credit quality of the borrower related to a floating rate loan unexpectedly declines significantly, secondary market trading in that floating rate loan can also decline. The secondary market for loans may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may increase the expenses of the Fund or cause the Fund to be unable to realize the full value of its investment in the loan, resulting in a material decline in the Fund’s NAV.
64	DoubleLine Opportunistic Credit Fund

Summary of Updated Information Regarding the Fund (Cont.)
During periods of severe market stress, it is possible that the market for loans may become highly illiquid. In such an event, the Fund may find it difficult to sell loans it holds, and, for loans it is able to sell in such circumstances, the trade settlement period may be longer than anticipated.
The Fund may make loans directly to borrowers or may acquire an interest in a loan by means of an assignment or a participation. In an assignment, the Fund may be required generally to rely upon the assigning financial institution to demand payment and enforce its rights against the borrower, but would otherwise be entitled to the benefit of all of the financial institution’s rights in the loan. The Fund may also purchase a participating interest in a portion of the rights of a lending institution in a loan. In such case, the Fund will generally be entitled to receive from the lending institution amounts equal to the payments of principal, interest and premium, if any, on the loan received by the institution, but generally will not be entitled to enforce its rights directly against the agent bank or the borrower, and must rely for that purpose on the lending institution.
Investments in loans through a purchase of a loan, loan origination or a direct assignment of a financial institution’s interests with respect to a loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become owner, in whole or in part, of any collateral, which could include, among other assets, real estate or other real or personal property, and would bear the costs and liabilities associated with owning and holding or disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund as holder of a partial interest in a loan could be held liable  as co-lender for acts of the agent lender.
Loans and certain other forms of direct indebtedness may not be classified as “securities” under the federal securities laws and, therefore, when the Fund purchases such instruments, it may not be entitled to the protections against fraud and misrepresentation contained in the federal securities laws.
During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to loans.
Additional risks of investments in loans may include:
Agent/Intermediary Risk. If the Fund holds a loan through another financial intermediary, as is the case with a participation, or relies on another financial intermediary to administer the loan, as is the case with most multi-lender facilities, the Fund’s receipt of principal and interest on the loan and the value of the Fund’s loan investment will depend at least in part on the credit standing of the financial intermediary and therefore will be subject to the credit risk of the intermediary. The Fund will be required to rely upon the financial intermediary from which it purchases a participation interest to collect and pass on to the Fund such payments and to enforce the Fund’s rights and may not be able to cause the financial intermediary to take what it considers to be appropriate action. As a result, an insolvency, bankruptcy or reorganization of the financial intermediary may delay or prevent the Fund from receiving principal, interest and other amounts with respect to the Fund’s interest in the loan. In addition, if the Fund relies on a financial intermediary to administer a loan, the Fund is subject to the risk that the financial intermediary may be unwilling or unable to demand and receive payments from the borrower in respect of the loan, or otherwise unwilling or unable to perform its administrative obligations.
Highly Leveraged Transactions Risk. The Fund may invest in loans made in connection with highly leveraged transactions. These transactions may include operating loans, leveraged buyout loans, leveraged capitalization loans and other types of acquisition financing. Those loans are subject to greater credit and liquidity risks than other types of loans. If the Fund voluntarily or involuntarily sold those types of loans, it might not receive the full value it expected.
Stressed, Distressed or Defaulted Borrowers Risk. The Fund can also invest in loans of borrowers that are experiencing, or are likely to experience, financial difficulty. These loans are subject to greater credit and liquidity risks than other types of loans and are generally considered speculative. In addition, the Fund can invest in loans of borrowers that have filed for bankruptcy protection or that have had involuntary bankruptcy petitions filed against them by creditors. Various laws enacted for the protection of debtors may apply to loans. A bankruptcy proceeding or other court proceeding could delay or limit the ability of the Fund to collect the principal and interest payments on that borrower’s loans or adversely affect the Fund’s rights in collateral relating to a loan. If a lawsuit is brought by creditors of a borrower under a loan, a court or a trustee in bankruptcy could take certain actions that would be adverse to the Fund. For example:
•
Other creditors might convince the court to set aside a loan or the collateralization of the loan as a “fraudulent conveyance” or “preferential transfer.” In that event, the court could recover from the Fund the interest and principal payments that the borrower made before becoming insolvent. There can be no assurance that the Fund would be able to prevent that recapture.

Annual Report	September 30, 2024	65

(Unaudited) September 30, 2024
•	A bankruptcy court may restructure the payment obligations under the loan so as to reduce the amount to which the Fund would be entitled.
•	The court might discharge the amount of the loan that exceeds the value of the collateral.
•
The court could subordinate the Fund’s rights to the rights of other creditors of the borrower under applicable law, decreasing, potentially significantly, the likelihood of any recovery on the Fund’s investment.

Limited Information Risk. Because there may be limited public or other information available regarding loan investments, the Fund’s investments in such instruments may be particularly dependent on the analytical abilities of the Fund’s portfolio managers.
Interest Rate Benchmarks Risk. Interest rates on loans typically adjust periodically often based on changes in a benchmark rate plus a premium or spread over the benchmark rate. The benchmark rate may be SOFR, the Prime Rate, or other base lending rates used by commercial lenders (each as defined in the applicable loan agreement).
Some benchmark rates may reset daily; others reset less frequently. Certain floating or variable rate loans may permit the borrower to select an interest rate reset period of up to one year or longer. Investing in loans with longer interest rate reset periods may increase fluctuations in the Fund’s NAV as a result of changes in interest rates. Interest rates on loans with longer periods between benchmark resets will typically trail market interest rates in a rising interest rate environment.
Certain loans may permit the borrower to change the base lending or benchmark rate during the term of the loan. One benchmark rate may not adjust to changing market or interest rates to the same degree or as rapidly as another, permitting the borrower the option to select the benchmark rate that is most advantageous to it and less advantageous to the Fund. To the extent the borrower elects this option, the interest income and total return the Fund earns on the investment may be adversely affected as compared to other investments where the borrower does not have the option to change the base lending or benchmark rate.
Restrictive Loan Covenants Risk. Borrowers must comply with various restrictive covenants that may be contained in loan agreements. They may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific financial ratios, and limits on total debt. They may include requirements that the borrower prepay the loan with any free cash flow. A break of a covenant that is not waived by the agent bank (or the lenders) is normally an event of default that provides the agent bank or the lenders the right to call the outstanding amount on the loan. If a lender accelerates the repayment of a loan because of the borrower’s violation of a restrictive covenant under the loan agreement, the borrower might default in payment of the loan.
Some of the loans in which the Fund may invest or to which the Fund may obtain exposure may be “covenant-lite.” Such loans contain fewer or less restrictive constraints on the borrower than certain other types of loans. Such loans generally do not include terms which allow the lender to monitor the performance of the borrower and declare a default or force a borrower into bankruptcy restructuring if certain criteria are breached. Under such loans, lenders typically must rely on covenants that restrict a borrower from incurring additional debt or engaging in certain actions. Such covenants can be breached only by an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, the Fund may have fewer rights against a borrower when it invests in or has exposure to such loans and so may have a greater risk of loss on such investments as compared to investments in or exposure to loans with additional or more conventional covenants.
Senior Loan and Subordination Risk. In addition to the risks typically associated with debt securities and loans generally, senior loans are also subject to the risk that a court could subordinate a senior loan, which typically holds a senior position in the capital structure of a borrower, to presently existing or future indebtedness or take other action detrimental to the holders of senior loans.
The Fund’s investments in senior loans may be collateralized with one or more of (1) working capital assets, such as accounts receivable and inventory, (2) tangible fixed assets, such as real property, buildings and equipment, (3) intangible assets such as trademarks or patents, or (4) security interests in shares of stock of the borrower or its subsidiaries or affiliates. In the case of loans to a non-public company, the company’s shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets they own. However, the value of the collateral may decline after the Fund buys the senior loan, particularly if the collateral consists of equity securities of the borrower or its affiliates. If a borrower defaults, insolvency laws may limit the Fund’s access to the collateral, or the lenders may be unable to liquidate the collateral. A bankruptcy court might find that the collateral
66	DoubleLine Opportunistic Credit Fund

Summary of Updated Information Regarding the Fund (Cont.)
securing the senior loan is invalid or require the borrower to use the collateral to pay other outstanding obligations. If the collateral consists of stock of the borrower or its subsidiaries, the stock may lose all of its value in the event of a bankruptcy, which would leave the Fund exposed to greater potential loss. As a result, a collateralized senior loan may not be fully collateralized and can decline significantly in value.
If a borrower defaults on a collateralized senior loan, the Fund may receive assets other than cash or securities in full or partial satisfaction of the borrower’s obligation under the senior loan. Those assets may be illiquid, and the Fund might not be able to realize the benefit of the assets for legal, practical or other reasons. The Fund might hold those assets until the Adviser determined it was appropriate to dispose of them. If the collateral becomes illiquid or loses some or all of its value, the collateral may not be sufficient to protect the Fund in the event of a default of scheduled interest or principal payments.
The Fund can invest in senior loans that are not secured. If the borrower is unable to pay interest or defaults in the payment of principal, there will be no collateral on which the Fund can foreclose. Therefore, these loans typically present greater risks than collateralized senior loans.
Due to restrictions on transfers in loan agreements and the nature of the private syndication of senior loans including, for example, the lack of publicly-available information, some senior loans are not as easily purchased or sold as publicly-traded securities. Some senior loans and other Fund investments are illiquid, which may make it difficult for the Fund to value them or dispose of them at an acceptable price. Direct investments in senior loans and investments in participation interests in or assignments of senior loans may be limited.
Settlement Risk. Transactions in many loans settle on a delayed basis, and the Fund may not receive the proceeds from the sale of such loans for a substantial period after the sale. As a result, sale proceeds related to the sale of such loans may not be available to make additional investments until potentially a substantial period after the sale of the loans.
Collateral Impairment Risk. Even if a loan to which the Fund is exposed is secured, there can be no assurance that the collateral will, when recovered and liquidated, generate sufficient (or any) funds to offset any losses associated with a defaulting loan. It is possible that the same collateral could secure multiple loans, in which case the liquidation proceeds of the collateral may be insufficient to cover the payments due on all the loans secured by that collateral. This risk is increased if the Fund’s loans are secured by a single asset. There can be no guarantee that the collateral can be liquidated and any costs associated with such liquidation could reduce or eliminate the amount of funds otherwise available to offset the payments due under the loan. Moreover, the Fund’s security interests may be unperfected for a variety of reasons, including the failure to make a required filing by the servicer and, as a result, the Fund may not have priority over other creditors as it expected.
Unsecured Loans Risk. Subordinated or unsecured loans are lower in priority of payment to secured loans and are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral.
Servicer Risk. The Fund’s direct and indirect investments in loans are typically serviced by the originating lender or a third-party servicer. In the event that the servicer is unable to service the loan, there can be no guarantee that a backup servicer will be able to assume responsibility for servicing the loans in a timely or cost-effective manner; any resulting disruption or delay could jeopardize payments due to the Fund in respect of its investments or increase the costs associated with the Fund’s investments.
Foreign Loan Risk. Loans involving foreign borrowers may involve risks not ordinarily associated with exposure to loans to U.S. entities and individuals. The foreign lending industry may be subject to less governmental supervision and regulation than exists in the U.S.; conversely, foreign regulatory regimes applicable to the lending industry may be more complex and more restrictive than those in the U.S., resulting in higher costs associated with such investments, and such regulatory regimes may be subject to interpretation or change without prior notice to investors, such as the Fund. Foreign lending may not be subject to accounting, auditing, and financial reporting standards and practices comparable to those in the U.S. Due to differences in legal systems, there may be difficulty in obtaining or enforcing a court judgment outside the United States.
Lender Liability. A number of judicial decisions have upheld judgments of borrowers against lending institutions on the basis of various evolving legal theories, collectively termed “lender liability.” Generally, lender liability is founded on the premise that a lender has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing, or a similar duty owed to the borrower or has assumed an excessive degree of control over the borrower resulting in the creation of a fiduciary duty owed to
Annual Report	September 30, 2024	67

(Unaudited) September 30, 2024
the borrower or its other creditors or shareholders. If a loan held by the Fund were found to have been made or serviced under circumstances that give rise to lender liability, the borrower’s obligation to repay that loan could be reduced or eliminated or the Fund’s recovery on that loan could be otherwise impaired, which would adversely impact the value of that loan. In limited cases, courts have subordinated the loans of a senior lender to a borrower to claims of other creditors of the borrower when the senior lender or its agents, such as a loan servicer, is found to have engaged in unfair, inequitable or fraudulent conduct with respect to the other creditors. If a loan held by the Fund were subject to such subordination, it would be junior in right of payment to other indebtedness of the borrower, which could adversely impact the value of that loan.
Credit default swaps risk
A credit default swap is an agreement between the Fund and a counterparty that enables the Fund to buy or sell protection against a credit event related to a particular issuer. One party, acting as a protection buyer, makes periodic payments, which may be based on, among other things, a fixed or floating rate of interest, to the other party, a protection seller, in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, the Nth default within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation). As a credit protection seller in a credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty following certain negative credit events as to a specified third-party debtor, such as default by a U.S. or non-U.S. corporate issuer on its debt obligations. In return for its obligation, the Fund would receive from the counterparty a periodic stream of payments, which may be based on, among other things, a fixed or floating rate of interest, over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments, and would have no payment obligations to the counterparty. The Fund may sell credit protection in order to earn additional income and/or to take a synthetic long position in the underlying security or basket of securities.
The Fund may enter into credit default swap contracts as protection buyer in order to hedge against the risk of default on the debt of a particular issuer or basket of issuers or attempt to profit from a deterioration or perceived deterioration in the creditworthiness of the particular issuer(s) (also known as buying credit protection). This would involve the risk that the investment may expire worthless and would only generate gain in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to the Fund. The purchase of credit default swaps involves costs, which will reduce the Fund’s return.
A protection seller may have to pay out amounts following a negative credit event greater than the value of the reference obligation delivered to it by its counterparty and the amount of periodic payments previously received by it from the counterparty. When the Fund acts as a seller of a credit default swap, it is exposed to, among other things, leverage risk because if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation. Each party to a credit default swap is subject to the credit risk of its counterparty. The value of the credit default swap to each party will change, at times significantly, based on changes in the actual or perceived creditworthiness of the underlying issuer.
A protection buyer may lose its investment and recover nothing should an event of default not occur. The Fund may seek to realize gains on its credit default swap positions, or limit losses on its positions, by selling those positions in the secondary market. There can be no assurance that a liquid secondary market will exist at any given time for any particular credit default swap or for credit default swaps generally.
The parties to a credit default swap are generally required to post collateral to each other. If the Fund posts initial or periodic collateral to its counterparty, it may not be able to recover that collateral from the counterparty in accordance with the terms of the swap. In addition, if the Fund receives collateral from its counterparty, it may be delayed or prevented from realizing on the collateral in the event of the insolvency or bankruptcy of the counterparty (or of its affiliates). The Fund may exit its obligations under a credit default swap only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting credit default swap position, which may cause the Fund to incur more losses. There can be no assurance that the Fund will be able to exit a credit default swap position effectively when it seeks to do so.
68	DoubleLine Opportunistic Credit Fund

Summary of Updated Information Regarding the Fund (Cont.)
Hedging strategy risk
Certain of the investment techniques that the Fund may employ for hedging will expose the Fund to additional or increased risks. For example, there may be an imperfect correlation between changes in the value of the Fund’s portfolio holdings and hedging positions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, the Fund’s success in using hedge instruments is subject to the Adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings, and there can be no assurance that the Adviser’s judgment in this respect will be accurate. Consequently, the use of hedging transactions might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged its portfolio holdings. The Adviser is under no obligation to engage in any hedging strategies, and may, in its discretion, choose not to. Even if the Adviser desires to hedge some of the Fund’s risks, suitable hedging transactions may not be available or, if available, attractive. A failure to hedge may result in losses to the value of the Fund’s investments.
Short sales and short position risk
To the extent the Fund makes use of short sales or takes short positions for investment and/or risk management purposes, the Fund may be subject to certain risks associated with selling short. Short sales are transactions in which the Fund sells securities or other instruments that the Fund does not own. Short exposure with respect to securities or market segments may also be achieved through the use of derivative instruments, such as forwards, futures or swaps on indices or on individual securities. When the Fund engages in a short sale or short position on a security or other instrument, it may borrow the security or other instrument sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow the security and will be obligated to repay the lender of the security any dividends or interest that accrues on the security during the period of the loan. The amount of any gain from a short sale will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund pays in connection with the short sale. Short sales and short positions expose the Fund to the risk that it may be required to cover its short position at a time when the securities underlying the short position or exposure have appreciated in value, thus resulting in a loss to the Fund. The Fund may engage in short sales when it does not own or have the right to acquire the security sold short at no additional cost. The Fund’s loss on a short sale or position theoretically could be unlimited in a case in which the Fund is unable, for whatever reason, to close out its short position. In addition, the Fund’s short selling strategies may limit its ability to benefit from increases in the markets. Short selling involves a form of financial leverage that may exaggerate any losses realized by the Fund. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.
The Fund may borrow an instrument from a broker or other institution and sell it to establish a short position in the instrument. The Fund may also enter into a derivative transaction in order to establish a short position with respect to a reference asset. The Fund may make a profit or incur a loss depending upon whether the market price of the instrument or the value of the position decreases or increases between the date the Fund established the short position and the date on which the Fund must replace the borrowed instrument or otherwise close out the transaction. An increase in the value of an instrument, index or interest rate with respect to which the Fund has established a short position will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price. The loss to the Fund from a short position is potentially unlimited.
U.S. Government securities risk
Some U.S. Government securities, such as Treasury bills, notes, and bonds and mortgage-backed securities guaranteed by the Government National Mortgage Association (Ginnie Mae), are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. Government-sponsored enterprises may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury, their obligations are not supported by the full faith and credit of the U.S. Government, and so investments in their securities or obligations issued by them involve greater risk than investments in other types of U.S. Government securities. No assurance can be given that the U.S. Government will provide financial support to its agencies and sponsored entities if it is not obligated by law to do so.
In addition, certain governmental entities have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability or investment character of securities issued or guaranteed by these entities. The events surrounding the U.S. federal government debt ceiling and any resulting agreement (and similar political, economic and other
Annual Report	September 30, 2024	69

(Unaudited) September 30, 2024
developments) could adversely affect the Fund’s ability to achieve its investment objective. For example, a downgrade of the long-term sovereign credit rating of the U.S. could increase volatility in both stock and bond markets, result in higher interest rates and lower Treasury prices and increase the costs of all kinds of debt. These events and similar events in other areas of the world could have significant adverse effects on the economy generally and could result in significant adverse impacts on issuers of securities held by the Fund and the Fund itself. The Adviser cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on the Fund’s portfolio.
The Adviser may not timely anticipate or manage existing, new or additional risks, contingencies or developments. In recent periods, the values of U.S. Government securities have been affected substantially by increased demand for them around the world. Changes in the demand for U.S. Government securities may occur at any time and may result in increased volatility in the values of those securities.
Sovereign debt obligations risk
Investments in countries’ government debt obligations involve special risks. Certain countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of a country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation and, in the case of a government debtor, the extent of its foreign currency reserves or its inability to sufficiently manage fluctuations in relative currency valuations, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government debtor’s policy towards principal international lenders such as the International Monetary Fund and the political and social constraints to which a government debtor may be subject.
Government debtors may default on their debt and also may be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the government debtor, which may further impair such debtor’s ability or willingness to service its debts on a timely basis.
As a result of the foregoing, a government obligor may default on its obligations. If such an event occurs, the Fund may have limited (or no) legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of more senior fixed income securities, such as commercial bank debt, will not contest payments to the holders of other foreign government debt securities in the event of default under their commercial bank loan agreements. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part. In addition, foreign governmental entities may enjoy various levels of sovereign immunity, and it may be difficult or impossible to bring a legal action against a foreign governmental entity or to enforce a judgment against such an entity.
Government obligors in emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. The issuers of the government debt securities in which the Fund may invest have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements, and obtaining new credit to finance interest payments. Holders of certain foreign government debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign government debt securities in which the Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit, which may adversely affect the Fund’s holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.
70	DoubleLine Opportunistic Credit Fund

Summary of Updated Information Regarding the Fund (Cont.)
Convertible securities risk
The Fund may invest in convertible securities. Convertible securities include bonds, debentures, notes, preferred stock and other securities that may be converted into or exchanged for, at a specific price or formula within a particular period of time, a prescribed amount of common stock or other equity securities of the same or a different issuer. Convertible securities may entitle the holder to receive interest paid or accrued on debt or dividends paid or accrued on preferred stock until the security matures or is redeemed, converted or exchanged. The market value of a convertible security is a function of its investment value and its conversion value. A security’s investment value represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer’s capital structure. A security’s conversion value is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security.
Preferred securities risk
In addition to many of the risks associated with both debt securities (e.g., interest rate risk and credit risk) and common shares or other equity securities, preferred securities typically contain provisions that allow an issuer, under certain conditions, to skip (in the case of noncumulative preferred securities) or defer (in the case of cumulative preferred securities) dividend payments. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes while it is not receiving any distributions.
In addition, preferred securities typically do not provide any voting rights, except in some cases in which dividends are in arrears beyond a certain time period, which varies by issue. Preferred securities are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments. Preferred securities may be substantially less liquid than many other securities.
Portfolio management risk
Portfolio management risk is the risk that an investment strategy may fail to produce the intended results. There can be no assurance that the Fund will achieve its investment objective. The Adviser’s judgments about the attractiveness, value and potential appreciation of particular asset classes, sectors, securities, or other investments may prove to be incorrect and may not anticipate actual market movements or the impact of economic conditions generally. No matter how well a portfolio manager evaluates market conditions, the investments a portfolio manager chooses may fail to produce the intended result, and you could lose money on your investment in the Fund.
Debt securities risk
In addition to certain of the other risks described herein such as interest rate risk and credit risk, debt securities generally also are subject to the following risks:
•
Redemption Risk—Debt securities sometimes contain provisions that allow for redemption in the event of tax or Security law changes in addition to call features at the option of the issuer. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return.

•
Limited Voting Rights—Debt securities typically do not provide any voting rights, except in some cases when interest payments have not been made and the issuer is in default. Even in such cases, such rights may be limited to the terms of the debenture or other agreements.

•	Liquidity Risk—Certain debt securities may be substantially less liquid than many other securities, such as U.S. Government securities or common shares or other equity securities.
•
Spread Risk—Wider credit spreads and decreasing market values typically represent a deterioration of the debt security’s credit soundness and a perceived greater likelihood or risk of default by the issuer.

•
Extension Risk—This is the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater

Annual Report	September 30, 2024	71

(Unaudited) September 30, 2024
potential for loss when prevailing interest rates rise, which could cause their values to fall sharply. The values of interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments.
•
Prepayment/Reinvestment Risk—Many types of debt securities, including floating rate loans, mortgage-backed securities and asset-backed securities, may reflect an interest in periodic payments made by borrowers. Although debt securities and other obligations typically mature after a specified period of time, borrowers may pay them off sooner. When a prepayment happens, all or a portion of the obligation will be prepaid. A borrower is more likely to prepay an obligation which bears a relatively high rate of interest. This means that in times of declining interest rates, there is a greater likelihood that the Fund’s higher yielding securities will be pre-paid and the Fund will probably be unable to reinvest those proceeds in an investment with as great a yield,causing the Fund’s yield to decline. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If the Fund buys those investments at a premium, accelerated prepayments on those investments could cause the Fund to lose a portion of its principal investment and result in lower yields to shareholders. The increased likelihood of prepayment when interest rates decline also limits market price appreciation, especially with respect to certain loans, mortgage-backed securities and asset-backed securities. The effect of prepayments on the price of a security may be difficult to predict and may increase the security’s price volatility. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. Income from the Fund’s portfolio may decline when the Fund invests the proceeds from investment income, sales of portfolio securities or matured, traded or called debt obligations. A decline in income received by the Fund from its investments is likely to have a negative effect on the dividend levels and market price, NAV and/or overall return of the Common Shares.

The Fund’s investments in debt securities may include, but are not limited to, senior, junior, secured and unsecured bonds, notes and other debt securities, and may be fixed rate, floating rate, zero coupon and inflation linked, among other things. The Fund may invest in convertible bonds, which are fixed income securities that are exercisable into other debt or equity securities, and “synthetic” convertible securities, which are created through a combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The market value of a debt security may be affected by the credit rating of the issuer, the issuer’s performance, perceptions of the issuer in the market place, management performance, financial leverage and reduced demand for the issuer’s goods and services. There is a risk that the issuers of the debt securities in which the Fund may invest may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.
Valuation risk
Valuation risk is the risk that the Fund will not value its investments in a manner that accurately reflects their market values or that the Fund will not be able to sell any investment at a price equal to the valuation ascribed to that investment for purposes of calculating the Fund’s NAV. The valuation of the Fund’s investments involves subjective judgment and some valuations may involve assumptions, projections, opinions, discount rates, estimated data points and other uncertain or subjective amounts, all of which may prove inaccurate. In addition, the valuation of certain investments held by the Fund may involve the significant use of unobservable and non-market inputs. Certain securities in which the Fund may invest may be more difficult to value accurately, especially during periods of market disruptions or extreme market volatility. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets, or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset. Technological issues or other service disruption issues involving third party service providers may also cause a Fund to value its investments incorrectly. Incorrect valuations of a Fund’s portfolio holdings could result in a Fund’s shareholder transactions being effected at an NAV that does not accurately reflect the underlying value of the Fund’s portfolio, resulting in the dilution of shareholder interests.
Leverage risk
The Fund’s use of leverage (as described under “Leverage” in the Fund’s Investment Objective and Strategies above) creates the opportunity for increased net income and capital appreciation, but also creates special risks for Common Shareholders. There is no assurance that the Fund’s leveraging strategies will be successful. Leverage is a speculative technique that exposes the Fund to greater risk and increased costs. The interest expense payable by the Fund with respect to its reverse repurchase agreements, dollar roll transactions or similar transactions, borrowings and/or dividends payable with respect to any outstanding preferred shares may be based on shorter-term interest rates that periodically reset. So long as the Fund’s portfolio investments provide a higher rate of return
72	DoubleLine Opportunistic Credit Fund

Summary of Updated Information Regarding the Fund (Cont.)
(net of applicable Fund expenses) than the interest expenses, dividend expenses and other costs to the Fund of such leverage, the investment of the proceeds thereof should generate more income than will be needed to pay the costs of the leverage. If so, and all other things being equal, the excess would be used to pay higher dividends to Common Shareholders than if the Fund were not so leveraged. If, however, interest rates rise relative to the rate of return on the Fund’s portfolio, the interest and other costs to the Fund of leverage, including interest expenses on borrowings, the dividend rate on any outstanding preferred shares and/or the cost of the use of reverse repurchase agreements and dollar rolls or similar transactions, could exceed the rate of return on the debt obligations and other investments held by the Fund, thereby reducing the return to Common Shareholders.
When leverage is used, the NAV and market price of the Common Shares and the investment return to Common Shareholders will likely be more volatile. There can be no assurance that the Fund’s use of leverage will result in a higher investment return on the Common Shares, and it may result in losses. In addition, fees and expenses of any form of leverage used by the Fund will be borne entirely by the Common Shareholders and will reduce the investment return of the Common Shares. Leverage creates several major types of risks for Common Shareholders, including:
•	the likelihood of greater volatility of NAV and market price of Common Shares, and of the investment return to Common Shareholders, than a comparable portfolio without leverage;
•	the possibility either that Common Share dividends will fall if the interest and other costs of leverage rise, or that dividends paid on Common Shares will fluctuate because such costs vary over time;
•
the effects of leverage in a declining market or a rising interest rate environment, as leverage is likely to cause a greater decline in the NAV of the Common Shares than if the Fund were not leveraged and may result in a greater decline in the market value of the Common Shares; and,

•	the Fund’s creditors, counterparties to the Fund’s leveraging transactions and any preferred shareholders of the Fund will have priority of payment over the Fund’s Common Shareholders.
The use by the Fund of reverse repurchase agreements and dollar roll transactions or similar transactions to obtain leverage also involves special risks. For instance, the market value of the securities that the Fund is obligated to repurchase under a reverse repurchase agreement may decline below the repurchase price and the securities may not be returned to the Fund.
In addition to borrowings, an issuance of preferred shares, reverse repurchase agreements and/or dollar roll transactions or similar transactions, the Fund’s use of other transactions that may give rise to a form of leverage (including, among others, credit default swap contracts and other transactions, loans of portfolio securities, transactions involving derivative instruments, short sales, and when issued, delayed delivery, and forward commitment transactions) gives rise to the associated leverage risks described above, and may adversely affect the Fund’s income, distributions, and total returns to Common Shareholders. The Fund also may seek to offset derivatives positions against one another or against other assets in an attempt to manage effective market exposure resulting from derivatives in its portfolio. To the extent that any positions do not behave in relation to one another as expected by the Adviser, the Fund may perform as if it is leveraged through use of these derivative strategies.
Counterparties to the Fund’s other leveraging transactions (e.g., total return swaps, reverse repurchases, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions, credit default swaps, basis swaps and other swap agreements, futures and forward contracts, call and put options or other derivatives), if any, would have seniority over the Fund’s Common Shares.
Regulations or guidance issued by applicable regulators including the SEC or the CFTC or their staffs could, among other things, restrict the Fund’s ability to engage in leveraging and derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such leveraging and derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result.
The Fund’s ability to utilize leverage, invest in accordance with its principal investment strategies, and make distributions to Common Shareholders may also be limited by asset coverage requirements applicable to the use of certain transactions that may involve leverage, restrictions imposed by the Fund’s creditors, and guidelines or restrictions imposed by rating agencies that provide ratings for preferred shares or in connection with liquidity arrangements for preferred shares.
Because the fees received by the Adviser are based on the total managed assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar roll transactions or similar transactions, borrowings, and preferred shares that may be
Annual Report	September 30, 2024	73

(Unaudited) September 30, 2024
outstanding) minus accrued liabilities (other than liabilities in respect of reverse repurchase agreements, dollar roll transactions or similar transactions, and borrowings), the Adviser has a financial incentive to cause the Fund to use leverage, which creates a conflict of interest between the Adviser, on the one hand, and the Common Shareholders, on the other hand.
Focused investment risk
A fund that invests a substantial portion of its assets in a particular market, industry, sector, group of industries or sectors, country, region, group of countries or asset class is subject to greater risk than a fund that invests in a more diverse investment portfolio. In addition, the value of such a fund is more susceptible to any single economic, market, political, regulatory or other occurrence affecting, for example, the particular markets, industries, regions, sectors or asset classes in which the fund is invested. This is because, for example, issuers in a particular market, industry, region, sector or asset class may react similarly to specific economic, market, regulatory, political or other developments. The particular markets, industries, regions, sectors or asset classes in which the Fund may focus its investments may change over time and the Fund may alter its focus at inopportune times. To the extent the Fund invests in the securities of a limited number of issuers, it is particularly exposed to adverse developments affecting those issuers, and a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund invested in the securities of a larger number of issuers. In addition, the limited number of issuers to which the Fund may be exposed may provide the Fund exposure to substantially the same market, industry, sector, group of industries or sectors, country, region, group of countries, or asset class, which may increase the risk of loss as a result of focusing the Fund’s investments, as discussed above.
Derivatives risk
The Fund’s use of derivatives may involve risks different from, or greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Any use of derivatives strategies entails the risks of investing directly in the securities, instruments or assets underlying the derivatives strategies, as well as the risks of using derivatives generally. Derivatives can be highly complex and may perform in ways unanticipated by the Adviser and may not be available at the time or price desired. Derivatives positions may also be improperly executed or constructed.
The Fund’s use of derivatives involves the risk that the other party to the derivative contract will fail to make required payments or otherwise to comply with the terms of the contract. In the event the counterparty to a derivative instrument defaults and/or becomes insolvent, the Fund potentially could lose all or a large portion of the value of its investment in the derivative instrument. Derivatives transactions can create investment leverage and may be highly volatile, and the Fund could lose significantly more than the amount it invests. Because most derivatives involve contractual arrangements with a counterparty, the Fund’s ability to enter into them requires a willing counterparty. The Fund’s ability to close out or unwind a derivatives position prior to expiration or maturity may also depend on the ability and willingness of the counterparty to enter into a transaction closing out the position.
Derivatives may be difficult to value, illiquid and/or volatile. The Fund may not be able to close out or sell a derivative position at an advantageous price or time.
Use of derivatives may affect the amount, timing and character of distributions to shareholders and, therefore, may increase the amount of taxes payable by taxable shareholders.
The Fund may use derivatives to create investment leverage and the Fund’s use of derivatives may otherwise cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments declines. Since many derivatives involve leverage, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the amount invested in the derivative itself. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment.
When the Fund enters into a derivatives transaction as a substitute for or alternative to a direct cash investment, the Fund is exposed to the risk that the derivative transaction may not provide a return that corresponds precisely or at all with that of the underlying investment. When the Fund uses a derivative for hedging purposes, it is possible that the derivative will not in fact provide the anticipated protection, and the Fund could lose money on both the derivative transaction and the exposure the Fund sought to hedge. While hedging strategies involving derivatives can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.
The derivatives markets are subject to various global regulations, and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or liquidity of derivatives, or may otherwise adversely affect the value or
74	DoubleLine Opportunistic Credit Fund

Summary of Updated Information Regarding the Fund (Cont.)
performance of derivatives. Any such regulation could impair the effectiveness of the Fund’s derivatives transactions or its ability to effect its investment strategy and cause the Fund to lose value. In particular, the U.S. government, the United Kingdom, the European Union and various other jurisdictions have adopted mandatory minimum margin requirements for bilateral derivatives. Such requirements could increase the amount of margin required to be provided by the Fund in connection with its derivatives transactions and, therefore, make its derivatives transactions more expensive and potentially impair its ability to effect its investment strategy. U.S. government legislation providing for regulation of the derivatives market also includes clearing, reporting, and registration requirements, which could restrict the Fund’s ability to engage in derivatives transactions or increase the cost or uncertainty involved in such transactions. The European Union and the United Kingdom (and some other jurisdictions) have implemented or are in the process of implementing similar requirements, which will affect the Fund when it enters into a derivatives transaction with a counterparty subject to such requirements.
The Fund typically will be required to post collateral or make margin payments in connection with entering into derivatives transactions. Assets that are used as margin or collateral may be required to be in the form of cash or liquid securities. If markets move against the Fund’s position, the Fund will generally be required to post additional assets and may have to dispose of existing investments to obtain assets acceptable as collateral or margin. This may prevent the Fund from pursuing its investment objective. Assets that are used as margin or collateral typically may be invested, and these investments are subject to risk and may result in losses to the Fund. These losses may be substantial, and may be in addition to losses incurred by using the derivative in question. If the Fund is unable to close out its position, it may be required to continue to maintain such accounts and fulfill its payment obligations until the position expires or matures, and the Fund will continue to be subject to investment risk on the assets. In addition, the Fund may not be able to recover the full amount of its margin from its counterparty or an intermediary if such entity were to experience financial difficulty. Margin and collateral requirements may impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require the Fund to sell a portfolio security or close out a derivatives position at a disadvantageous time or price.
Rule 18f-4 governs the Fund’s use of derivative investments and certain financing transactions. Among other things, Rule 18f-4 requires funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. Funds that use derivative instruments (beyond certain currency and interest rate hedging transactions) to a limited degree are not subject to the full requirements of Rule 18f-4.Regulatory limitations on derivatives transactions could have the effect of restricting the Fund’s use of derivative investments and financing transactions and prevent the Fund from implementing its principal investment strategies as described herein, which may result in changes to the Fund’s principal investment strategies and could adversely affect the Fund’s performance and its ability to achieve its investment objective.
While legislative and regulatory measures may provide protections for some market participants, they  are evolving and still being implemented and their effects on derivatives markets activities cannot be reliably predicted. Current and future regulation of the derivatives markets may make derivatives more costly, may limit the availability or liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse developments could impair the effectiveness of the Fund’s derivatives transactions and cause the Fund to lose value.
Counterparty risk
The Fund will be subject to credit risk presented by another party (whether a clearing corporation in the case of exchange-traded or cleared instruments or another third party in the case of over-the-counter instruments) that promises to honor an obligation to the Fund with respect to the derivative contracts and other instruments entered into by the Fund. There can be no assurance that a counterparty will be able or willing to meet its obligations. If such a party becomes bankrupt or insolvent or otherwise fails or is unwilling to perform its obligations to the Fund due to financial difficulties or for other reasons, the Fund may experience significant losses or delays in enforcing contractual remedies and/or obtaining any recovery from the counterparty, including realizing on any collateral the counterparty has provided in respect of the counterparty’s obligations to the Fund or recovering collateral that the Fund has provided and is entitled to recover. In addition, in the event of the bankruptcy, insolvency or other event of default (e.g., cross-default) of a counterparty to a derivative transaction, the derivative transaction would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative transaction and its claim is unsecured, the Fund will likely be treated as a general creditor of such counterparty. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. Counterparty risk with respect to certain exchange-traded and over-the-counter derivatives may be further complicated by global financial reform legislation. Subject to certain U.S. federal income tax limitations, the Fund is not subject to any limit with respect to the number or the value of transactions it can enter into with a single counterparty. To the extent that the Fund enters into multiple transactions with a single or a small number of counterparties, it will be subject to increased counterparty risk.
Annual Report	September 30, 2024	75

(Unaudited) September 30, 2024
New regulatory requirements may also limit the ability of the Fund to protect its interests in the event of an insolvency of a derivatives counterparty. In the event of a counterparty’s (or its affiliate’s) insolvency, the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the European Union, the United Kingdom, and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, with respect to counterparties who are subject to such proceedings in the European Union or the United Kingdom, the liabilities of such counterparties to the Fund could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).
Structured products and structured notes risk
Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. This type of restructuring generally involves the deposit with or purchase by an entity of the underlying investments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investments or referencing an indicator related to such investments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions. Structured products include, among other things, CDOs, mortgage-backed securities, other types of asset-backed securities and certain types of structured notes.
The cash flow or rate of return on a structured investment may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments or referenced indicator could result in a relatively large loss in the value of a structured product. Holders of structured products indirectly bear risks associated with the underlying investments, index or reference obligation, and are subject to counterparty risk. The Fund generally has the right to receive payments to which it is entitled only from the structured product, and generally does not have direct rights against the issuer. While certain structured investment vehicles enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured vehicles generally pay their share of the investment vehicle’s administrative and other expenses.
Structured products are generally privately offered and sold, and thus, are not registered under the securities laws. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities. In addition to the general risks associated with fixed income securities discussed herein, structured products carry additional risks including, but not limited to: (i) the possibility that distributions from underlying investments will not be adequate to make interest or other payments; (ii) the quality of the underlying investments may decline in value or default; (iii) the possibility that the security may be subordinate to other classes of the issuer’s securities; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Structured notes are derivative securities for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors may include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or another industry standard floating rate), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators.
Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity. In the case of structured notes where the reference instrument is a debt instrument, such as credit-linked notes, the Fund will be subject to the credit risk of the issuer of the reference instrument and the issuer of the structured note.
76	DoubleLine Opportunistic Credit Fund

Summary of Updated Information Regarding the Fund (Cont.)
Equity securities, small- and mid-capitalization companies and related market risk
The market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself. The values of equity securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They also may decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than bonds and other debt securities.
Confidential information access risk
In managing the Fund, the Adviser may seek to avoid the receipt of material, non-public information (“Confidential Information”) about the issuers of floating rate loans or other investments being considered for acquisition by the Fund or held in the Fund’s portfolio if the receipt of the Confidential Information would restrict one or more of the Adviser’s clients, including, potentially, the Fund, from trading in securities they hold or in which they may invest. In many instances, issuers offer to furnish Confidential Information to prospective purchasers or holders of the issuer’s loans or other securities. In circumstances when the Adviser declines to receive Confidential Information from these issuers, the Fund may be disadvantaged in comparison to other investors, including with respect to evaluating the issuer and the price the Fund would pay or receive when it buys or sells those investments, and the Fund may not take advantage of investment opportunities that it otherwise might have if it had received such Confidential Information. Further, in situations when the Fund is asked, for example, to grant consents, waivers or amendments with respect to such investments, the Adviser’s ability to assess such consents, waivers and amendments may be compromised.
In certain circumstances, the Adviser may determine to receive Confidential Information, including on behalf of clients other than the Fund. Receipt of Confidential Information by the Adviser could limit the Fund’s ability to sell certain investments held by the Fund or pursue certain investment opportunities on behalf of the Fund, potentially for a substantial period of time. In certain situations, the Adviser may create information walls around persons having access to the Confidential Information to limit the restrictions on others at the Adviser. Those measures could impair the ability of those persons to assist in managing the Fund. Also, certain issuers of floating rate loans, other bank loans and related investments may not have any publicly traded securities (“Private Issuers”) and may offer private information pursuant to confidentiality agreements or similar arrangements. The Adviser may access such private information, while recognizing that the receipt of that information could potentially limit a Fund’s ability to trade in certain securities if the Private Issuer later issues publicly traded securities. If the Adviser intentionally or unintentionally comes into possession of Confidential Information, it may be unable, potentially for a substantial period of time, to sell certain investments held by a Fund.
Other investment companies risk
As a shareholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s investment management fees with respect to the assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, these other investment companies may use leverage, in which case an investment would subject the Fund to additional risks associated with leverage.
Restricted securities, Rule 144A/Regulation S securities risk
The Fund may hold securities that the Fund is prevented or limited by law or the terms of an agreement from selling (a “restricted security”). To the extent that the Fund is permitted to sell a restricted security, there can be no assurance that a trading market will exist at any particular time and the Fund may be unable to dispose of the security promptly at reasonable prices or at all. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility. Limitations on the resale of restricted securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration.
Inflation/deflation risk
Inflation risk is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of the Fund’s portfolio could decline. Recently,
Annual Report	September 30, 2024	77

(Unaudited) September 30, 2024
there have been inflationary price movements. There can be no assurance that this trend will not continue or that efforts to slow or reverse inflation will not harm the economy and asset values. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.
Liquidity risk
Liquidity risk is the risk that the Fund may invest in securities that trade in lower volumes and may be less liquid than other investments or that the Fund’s investments may become less liquid in response to market developments or adverse investor perceptions. Illiquidity may be the result of, for example, low trading volumes, lack of a market maker, or contractual or legal restrictions that limit or prevent the Fund from selling securities or closing positions. When there is no willing buyer and investments cannot be readily sold or closed out, the Fund may have to sell an investment at a lower price than the price at which the Fund is carrying the investments, may not be able to sell the investments at all, may miss other investment opportunities and may hold investments it would prefer to sell, any of which would have a negative effect on the Fund’s performance and may cause the Fund to hold an investment longer than the Adviser would otherwise determine. It is possible that the Fund may be unable to sell a portfolio investment at a desirable time or at the value the Fund has placed on the investment or that the Fund may be forced to sell large amounts of securities more quickly than it normally would in the ordinary course of business. In such a case, the sale proceeds received by the Fund may be substantially less than if the Fund had been able to sell the securities in more-orderly transactions, and the sale price may be substantially lower than the price previously used by the Fund to value the securities for purposes of determining the Fund’s NAV.
In addition, if the Fund sells investments with extended settlement times (e.g., certain kinds of loans), the settlement proceeds from the sales will not be available to the Fund for a substantial period of time. The Fund may be forced to sell other investment positions with shorter settlement cycles when the Fund would not otherwise have done so, which may adversely affect the Fund’s performance. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions (e.g., if interest rates rise or fall significantly, if there is significant inflation or deflation, increased selling of debt securities generally across other funds, pools and accounts, changes in investor perception, geopolitical events (such as trading halts, sanctions or wars), or changes in government intervention in the financial markets) independent of any specific adverse changes in the conditions of a particular issuer. In such cases, shares of the Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may decline in value or the Fund may be unable to achieve its desired level of exposure to a certain issuer or sector. During periods of substantial market disruption, a large portion of the Fund’s assets could potentially experience significant levels of illiquidity. The values of illiquid investments are often more volatile than the values of more liquid investments. It may be more difficult to determine a fair value of an illiquid investment than those of more liquid comparable investments.
Market disruption and geopolitical risk
Various market risks can affect the price or liquidity of an issuer’s securities in which the Fund may invest. Returns from the securities in which the Fund invests may underperform returns from the various general securities markets. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets. Adverse events occurring with respect to an issuer’s performance or financial position can depress the value of the issuer’s securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Other market risks that can affect value include a market’s current attitudes about types of securities, market reactions to political or economic events, including litigation, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument). During periods of severe market stress, it is possible that the market for certain investments held by the Fund, such as loans, may become highly illiquid. In such an event, the Fund may find it difficult to sell the investments it holds, and, for those investments it is able to sell in such circumstances, the sale price may be significantly lower than, and the trade settlement period may be longer than, anticipated.
Events surrounding the COVID-19 pandemic have contributed to significant market volatility, reductions in economic activity, market closures, and declines in global financial markets. These effects and the effects of other infectious illness outbreaks, epidemics or pandemics may be short term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession. Governmental responses may exacerbate other pre-existing political, social, economic, market and financial risks. These events may have a significant adverse effect on the Fund’s performance and on the liquidity of the Fund’s investments and have the potential to impair the ability of the Adviser or the Fund’s other service providers to serve the Fund and could lead to operational disruptions that negatively impact the Fund.
78	DoubleLine Opportunistic Credit Fund

Summary of Updated Information Regarding the Fund (Cont.)
Markets may, in response to governmental actions or intervention, or general market conditions, including real or perceived adverse political, economic or market conditions, tariffs and trade disruptions, inflation, recession, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may have to sell securities at times when it would otherwise not do so, and potentially at unfavorable prices. Securities may be difficult to value during such periods. Market risk involves the risk that the value of the Fund’s investment portfolio will change, potentially frequently and in large amounts, as the prices of its investments go up or down. During periods of severe market stress, it is possible that the market for some or all of the Fund’s investments may become highly volatile and/or illiquid. In such an event, the Fund may find it difficult to sell some or all of its investments and, for certain assets, the trade settlement period may be longer than anticipated. The fewer the number of issuers in which the Fund invests and/or the greater the use of leverage, the greater the potential volatility of the Fund’s portfolio. Recently, there have been inflationary price movements, which have caused the fixed income securities markets to experience heightened levels of interest rate volatility and liquidity risk.
The United States government and the Federal Reserve and foreign governments and central banks may take steps to support financial markets. They might, for example, take steps to support markets and economic activity generally and to set or maintain low interest rates, such as by purchasing bonds or making financing broadly available to investors. Such actions may be intended to support certain asset classes or segments of the markets, but not others, and can have disproportionate, adverse, and unexpected effects on some asset classes or sectors, including those in which the Fund invests. For example, efforts by governments to provide debt relief to certain consumers or market participants or to support certain aspects of the market could significantly and adversely affect the value of the Fund’s investments, the Fund’s earnings, or the Fund’s risk profile, and have other unintended or unexpected effects. Other measures taken by governments and regulators, including, for example, steps to reverse, withdraw, curtail or taper such activities, could have a material adverse effect on prices for the Fund’s portfolio of investments and on the management of the Fund. The withdrawal of support, failure of efforts in response to a financial or other crisis, or investor perception that those efforts are not succeeding could negatively affect financial markets generally as well as the values and liquidity of the Fund’s investments.
Events leading to limited liquidity, defaults, non-performance or other adverse developments that affect one industry, such as the financial services industry, or concerns or rumors about any events of these kinds, have in the past and may in the future lead to market-wide liquidity problems, may spread to other industries, and could negatively affect the value and liquidity of the Fund’s investments. For example, in response to the rapidly declining financial condition of regional banks Silicon Valley Bank (“SVB”) and Signature Bank (“Signature”), the California Department of Financial Protection and Innovation (the “CDFPI”) and the New York State Department of Financial Services (the “NYSDFS”) closed SVB and Signature on March 10, 2023 and March 12, 2023, respectively, and the Federal Deposit Insurance Corporation (“FDIC”) was appointed as receiver for SVB and Signature. Although the U.S. Department of the Treasury, the Federal Reserve and the FDIC have taken measures to stabilize the financial system, uncertainty and liquidity concerns in the broader financial services industry remain. Additionally, should there be additional systemic pressure on the financial system and capital markets, there can be no assurances of the response of any government or regulator, and any response may not be as favorable to industry participants as the measures currently being pursued. In addition, highly publicized issues related to the U.S. and global capital markets in the past have led to significant and widespread investor concerns over the integrity of the capital markets. The situation related to SVB Signature and other regional banks could in the future lead to further rules and regulations for public companies, banks, financial institutions and other participants in the U.S. and global capital markets, and complying with the requirements of any such rules or regulations may be burdensome. Even if not adopted, evaluating and responding to any such proposed rules or regulations could results in increased costs and require significant attention from the Adviser.
Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the securities in which the Fund invests or the issuers of such securities in ways that are unforeseeable. Legislation or regulation also may change the way in which the Fund or the Adviser are regulated. Such legislation, regulation, or other government action could limit or preclude the Fund’s ability to achieve its investment objective and affect the Fund’s performance.
Political, social or financial instability, civil unrest, geopolitical tensions, wars, natural disasters and acts of terrorism are other potential risks that could adversely affect the Fund’s investments or markets generally. In addition, political developments in foreign countries or the United States may at times subject such countries to sanctions from the U.S. government, foreign governments and/or international institutions that could negatively affect the Fund’s investments in issuers located in, doing business in or with assets in such countries. Any or all of the risks described herein can increase some or all of the other risks associated with the Fund’s investments, including, among others, counterparty risk, debt securities risks, liquidity risk, and valuation risk.
Continuing uncertainty as to the status of the euro and the European Economic and Monetary Union (“EMU”) and the potential for certain countries (such as those in the UK) to withdraw from the institution has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EU could have significant adverse effects on currency and financial
Annual Report	September 30, 2024	79

(Unaudited) September 30, 2024
markets, and on the values of the Fund’s portfolio investments. In January 2020, the United Kingdom withdrew from the EU. During an 11-month transition period, the UK and the EU agreed to a Trade and Cooperation Agreement which sets out the agreement for certain parts of the future relationship between the EU and the UK from January 1, 2021. The Trade and Cooperation Agreement does not include an agreement on financial services which is yet to be agreed. From January 1, 2021, EU law ceased to apply in the UK. However, many EU laws have been transposed into English law and these transposed laws will continue to apply until such time as they are repealed, replaced or amended. Depending on the terms of any future agreement between the EU and the UK on financial services, substantial amendments to English law may occur. Significant uncertainty remains in the market regarding the ramifications of these developments, and the range and potential implications of possible political, regulatory, economic and market outcomes are difficult to predict. The markets may be further disrupted and adversely affected by the withdrawal at various times given the uncertainty surrounding the country’s trade, financial, and other arrangements.
Russia’s invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia, certain Russian individuals, banking entities and corporations, and Belarus as a response to Russia’s invasion of Ukraine, and may impose sanctions on other countries that provide military or economic support to Russia. The extent and duration of Russia’s military actions and the repercussions of such actions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions, including cyber attacks) are impossible to predict, but could result in significant market disruptions, including in certain industries or sectors, such as the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. These and any related events could significantly impact the Fund’s performance and the value of an investment in the Fund, even if the Fund does not have direct exposure to Russian issuers or issuers in other countries affected by the invasion.
The Fund may continue to issue additional shares and to make additional investments in instruments in accordance with the Fund’s principal investment strategies to strive to meet the Fund’s investment objective under all types of market conditions, including unfavorable market conditions.
Portfolio turnover risk
The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as portfolio turnover. Portfolio turnover generally involves a number of direct and indirect costs and expenses to the Fund, including, for example, brokerage commissions, dealer mark-ups and bid/ask spreads, and transaction costs on the sale of securities and reinvestment in other securities, and may result in the realization of taxable capital gains (including short-term capital gains, which are generally taxable to shareholders subject to tax at ordinary income rates).
Portfolio turnover risk includes the risk that frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in larger distributions of taxable capital gains to investors as compared to a fund that trades less frequently.
Legal and regulatory risk
Legal, tax and regulatory changes (which may apply with retroactive effect) could occur and may adversely affect the Fund and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New (or revised) laws or regulations may be imposed by the CFTC, the SEC, the Internal Revenue Service (“IRS”), the U.S. Federal Reserve or other banking regulators, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect the Fund. In particular, these agencies have implemented or are implementing a variety of rules pursuant to financial reform legislation in the United States. The EU, the United Kingdom and some other jurisdictions have implemented or are implementing similar requirements. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations.
In addition, the securities and derivatives markets are subject to comprehensive statutes, regulations and margin requirements. The CFTC, the SEC, the Federal Deposit Insurance Corporation, other regulators and self-regulatory organizations and exchanges are authorized under these statutes, regulations and otherwise to take extraordinary actions in the event of market emergencies. The Fund and the Adviser have historically been eligible for exemptions from certain regulations. However, there is no assurance that the Fund and the Adviser will continue to be eligible for such exemptions.
The CFTC, certain foreign regulators and many futures exchanges have established (and continue to evaluate and revise) speculative position limits, referred to as “position limits,” on the maximum net long or net short positions which any person or entity may hold or
80	DoubleLine Opportunistic Credit Fund

Summary of Updated Information Regarding the Fund (Cont.)
control in certain futures and options on futures contracts. In addition, U.S. federal position limits apply to swaps that are economically equivalent to futures contracts on certain agricultural, metals and energy commodities. Unless an exemption applies, all positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes of determining whether the applicable position limits have been exceeded, unless an exemption applies. Thus, even if the Fund does not intend to exceed applicable position limits, it is possible that different clients managed by the Adviser and its related parties may be aggregated for this purpose. Therefore, trading decisions of the Adviser may have to be modified and positions held by the Fund may have to be liquidated in order to avoid exceeding such limits. Any modifications of trading decisions or elimination of open positions, if it occurs, may adversely affect the performance of the Fund and the Fund’s ability to pursue its investment strategies. A violation of position limits could also lead to regulatory action materially adverse to a Fund’s investment strategies. The Fund may also be affected by other regimes, including those of the EU and UK, and trading venues that impose position limits on commodity derivatives contracts.
Rules implementing the credit risk retention requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) for asset-backed securities require the sponsor of certain securitization vehicles (or a majority owned affiliate of such sponsor) to retain, and to refrain from transferring, selling, conveying to a third party, or hedging the credit risk on a portion of the assets transferred, sold, or conveyed through the issuance of the asset-backed securities of such vehicle, subject to certain exceptions. These requirements may increase the costs to originators, securitizers, and, in certain cases, collateral managers of securitization vehicles in which the Fund may invest, which costs could be passed along to the Fund as an investor in such vehicles. In addition, the costs imposed by the risk retention rules on originators, securitizers and/or collateral managers may result in a reduction of the number of new offerings of asset-backed securities and thus in fewer investment opportunities for the Fund. A reduction in the number of new securitizations could also reduce liquidity in the markets for certain types of financial assets that are typically held by securitization vehicles, which in turn could negatively affect the returns on the Fund’s investment in asset-backed securities.
Investors should also be aware that some EU-regulated institutions (including banks, certain investment firms, and authorized managers of alternative investment funds) are restricted from investing in securitizations (including U.S.-related securitizations), unless, in summary: (i) the institution is able to demonstrate that it has undertaken certain due diligence in respect of various matters, including its investment position, the underlying assets, and (in the case of authorized managers of alternative investment funds) the sponsor and the originator of the securitization; and (ii) the originator, sponsor, or original lender of the securitization has explicitly disclosed to the institution that it will retain, on an ongoing basis, a net economic interest of not less than 5% of specified credit risk tranches or asset exposures related to the securitization. Although these requirements do not apply directly to the Fund, the costs of compliance, in the case of any securitization within the EU risk retention rules in which the Fund has invested or is seeking to invest, could be indirectly borne by the Fund and the other investors in the securitization.
Anti-takeover provisions risk
The Fund’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. These provisions in the Declaration of Trust could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares or at NAV.
Collateralized debt obligations risk
CDOs include CBOs, CLOs, and other similarly structured securities. A CBO is a trust which may be backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, second lien loans or other types of subordinate loans, and mezzanine loans, including loans that may be rated below investment grade or equivalent unrated loans and including loans that may be covenant-lite. CDOs may charge management fees and administrative expenses. The cash flows from the CDO trust are generally split into two or more portions, called tranches, varying in risk and yield. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity or “first loss” tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. Holders of interests in the senior tranches are entitled to the lowest interest rate payments but those interests generally involve less credit risk as they are typically paid before junior tranches. The holders of interests in the most junior tranches, such as equity tranches, typically are entitled to be paid the highest interest rate payments but suffer the highest risk of loss should the holder of an underlying debt instrument default. If some debt instruments default and the cash collected by the CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since it is partially protected from defaults, a senior tranche from a CDO trust typically has higher ratings and lower potential
Annual Report	September 30, 2024	81

(Unaudited) September 30, 2024
yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CDO securities as a class.
The risks of an investment in a CDO depend largely on the quality and type of the collateral and the tranche of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, there may be a limited secondary market for investments in CDOs and such investments may be illiquid. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CDOs that are subordinate to other classes of the issuer’s securities; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to debt obligations.
Real estate risk
The value of the Fund’s portfolio could change in light of factors affecting the real estate sector. Factors affecting real estate values include the supply of real property in certain markets, changes in zoning laws, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, adequacy of rent to cover operating expenses, and local and, regional, and general market conditions. The value of real estate-related investments also may be affected by changes in interest rates, macroeconomic developments, and social and economic trends.
To the extent that the Fund invests in real estate related investments, including REITs, real estate-related loans or real-estate linked derivative instruments, it will be subject to the risks associated with owning real estate and with the real estate industry generally. These include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in the climate for real estate, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, the possibility of adverse changes in interest rates and in the credit markets and the possibility of borrowers paying off mortgages sooner than expected, which may lead to reinvestment of assets at lower prevailing interest rates. To the extent that the Fund invests in REITs, it will also be subject to the risk that a REIT may default on its obligations or go bankrupt. By investing in REITs indirectly through the Fund, a shareholder will indirectly bear his or her proportionate share of the expenses of the REITs. The Fund’s investments in REITs could cause the Fund to recognize income in excess of cash received from those securities and, as a result, the Fund may be required to sell portfolio securities, including when it is not advantageous to do so, in order to make distributions. An investment in a REIT or a real estate-linked derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for the favorable tax treatment applicable to REITs under the Code. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time- consuming. Finally, private REITs are not traded on a national securities exchange. As such, these products may be illiquid. This reduces the ability of the Fund to redeem its investment early. Private REITs are also generally harder to value and may bear higher fees than public REITs.
Risks related to the Fund’s clearing broker and central clearing counterparty
Transactions in some types of derivatives, including futures, options on futures, and certain swaps (including interest rate swaps and index credit default swaps) are required to be (or are capable of being) centrally cleared. In a transaction involving those derivatives (“cleared derivatives”), the Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through its accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house. There is a risk that assets deposited by the Fund with any clearing member as margin for cleared derivatives may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. Similarly, all customer funds held by a clearing member and/or at a clearing
82	DoubleLine Opportunistic Credit Fund

Summary of Updated Information Regarding the Fund (Cont.)
house in connection with any cleared derivates are generally held on a commingled omnibus basis and are not identified to the name of the clearing member’s individual customers. In the event of the bankruptcy or insolvency of a clearing member or clearing house, the Fund might experience a loss of funds deposited through its clearing member as margin with the clearing house, a loss of unrealized profits on its open positions, and the loss of funds owed to it as realized profits on closed positions. Such a bankruptcy or insolvency might also cause a substantial delay before the Fund could obtain the return of funds owed to it by a clearing member who was a member of such clearing house.
In some ways, cleared derivative arrangements are less favorable to funds than bilateral arrangements. For example, the Fund may be required to provide more margin for cleared derivatives positions than for bilateral derivatives positions. Also, in contrast to a bilateral derivatives position, following a period of notice to the Fund, a clearing member generally can require termination of an existing cleared derivatives position at any time or an increase in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing positions or to terminate those positions at any time. Any increase in margin requirements or termination of existing cleared derivatives positions by the clearing member or the clearing house could interfere with the ability of the Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose the Fund to greater credit risk to its clearing member because margin for cleared derivatives positions in excess of a clearing house’s margin requirements may be held by the clearing member. Also, the Fund is subject to risk if it enters into a swap that is required to be cleared (or that the Adviser expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In those cases, the position might have to be terminated, and the Fund could lose some or all of the benefit of the position, including loss of an increase in the value of the position and/or loss of hedging protection, or could realize a loss. In addition, the documentation governing the relationship between the Fund and clearing members is drafted by the clearing members and generally is less favorable to the Fund than typical bilateral derivatives documentation.
Tax risk
The Fund has elected to be treated as a regulated investment company (“RIC”) under the Code and intends each year to qualify and be eligible to be treated as such. If the Fund qualifies as a RIC, it generally will not be subject to U.S. federal income tax on its net investment income or net short-term or long-term capital gains, distributed (or deemed distributed) to shareholders, provided that, for each taxable year, the Fund distributes (or is treated as distributing) to its shareholders an amount equal to or exceeding 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses). The Fund intends to distribute all or substantially all of its investment company taxable income and net capital gain each year. In order for the Fund to qualify as a RIC in any taxable year, the Fund must meet certain asset diversification tests and at least 90% of its gross income for such year must be certain types of qualifying income. If for any taxable year the Fund were to fail to meet the income or diversification test described above, the Fund could in some cases cure the failure, including by paying a fund-level tax and, in the case of a diversification test failure, disposing of certain assets. Some of the income and gain that the Fund may recognize, such as income and gain from real estate assets received upon foreclosure of a loan held by the Fund, generally does not constitute qualifying income, and whether certain other income and gain that the Fund may recognize constitutes qualifying income is not certain. The Fund’s investments therefore may be limited by the Fund’s intention to qualify as a RIC and may bear on the Fund’s ability to so qualify.
If the Fund were ineligible to or otherwise did not cure such failure for any year, or were otherwise to fail to qualify as a RIC accorded special tax treatment in any taxable year, it would be treated as a corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level and, when such income is distributed, to a further tax as dividends at the shareholder level to the extent of the Fund’s current or accumulated earnings and profits.
Repurchase agreements risk
In the event of a default or bankruptcy by a selling financial institution under a repurchase agreement, the Fund will seek to sell the underlying security serving as collateral. However, this could involve certain costs or delays, and, to the extent that proceeds from any sale were less than the repurchase price, the Fund could suffer a loss.
Annual Report	September 30, 2024	83

(Unaudited) September 30, 2024
Zero-coupon bond risk
Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically.  Because zero-coupon bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Zero-coupon bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. The Fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though the investments do not make any current interest payments. Thus, it may be necessary at times for the Fund to liquidate other investments in order to satisfy its distribution requirements under the Code.
Unrated securities risk
Unrated securities (which are not rated by a rating agency) may be less liquid than comparable rated securities and involve the risk that the Adviser may not accurately evaluate the security’s comparative credit rating and value. To the extent that the Fund invests in unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the Adviser’s creditworthiness analysis than if the Fund invested exclusively in rated securities. Some or all of the unrated instruments in which the Fund may invest will involve credit risk comparable to or greater than that of rated debt securities of below investment grade quality.
Operational and information security risks
The Fund and its service providers depend on complex information technology and communications systems to conduct business functions, making them susceptible to operational and information security risks. Any problems relating to the performance and effectiveness of security procedures used by the Fund or its service providers to protect the Fund’s assets, such as algorithms, codes, passwords, multiple signature systems, encryption and telephone call-backs, may have an adverse impact on an investment in the Fund. For example, design or system failures or malfunctions, human error, faulty software or data processing systems, power or communications outages, acts of God, or cyber-attacks may lead to operational disruptions and potential losses to the Fund. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, the Fund or its Adviser, custodian, fund accountant, fund administrator, transfer agent, pricing vendors and/or other third party service providers may adversely impact the Fund and its shareholders. For instance, cyber-attacks or other operational issues may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. The Fund also may incur substantial costs for cybersecurity risk management in order to guard against any cyber incidents in the future.
Furthermore, as the Fund’s assets grow, it may become a more appealing target for cybersecurity threats such as hackers and malware. In general, cyber-attacks result from deliberate attacks but unintentional events may have effects similar to those caused by cyber-attacks. Additionally, outside parties may attempt to fraudulently induce employees of the Fund or the Adviser or its service providers to disclose sensitive information in order to gain access to the Fund’s infrastructure Similar types of risks also are present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value. In addition, cyber- attacks involving a counterparty to the Fund could affect such a counterparty’s ability to meet its obligations to the Fund, which may result in losses to the Fund and its shareholders. In addition, the adoption of work-from-home arrangements by the Fund, the Adviser or its service providers could increase all of the above risks, create additional data and information accessibility concerns, and make the Fund, the Adviser or its service providers more susceptible to operational disruptions, any of which could adversely impact their operations. While the Fund or its service providers may have established business continuity plans and systems designed to guard against such operational failures and cyber-attacks and the adverse effects of such events, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified, in large part because different, evolving or unknown threats or risks may emerge in the future. The Adviser and the Fund do not control the business continuity and cybersecurity plans and systems put in place by third-party service providers, and such third-party service providers may have no or limited indemnification obligations to the Adviser or the Fund.
84	DoubleLine Opportunistic Credit Fund

Changes to Board of Trustees	(Unaudited) September 30, 2024
Effective December 18, 2023, the Board of Trustees elected Yury Friedman to the Board of Trustees, and Mr. Friedman was classified as a Class III Trustee following the 2024 annual meeting of shareholders.
Effective January 1, 2024, Raymond Woolson resigned as a Trustee of the Fund. Effective May 14, 2024, the Board of Trustees elected William Odell to serve as a Class I Trustee.
Annual Report	September 30, 2024	85

Portfolio Managers	(Unaudited) September 30, 2024
The portfolio managers for the Fund are Jeffrey E. Gundlach, Andrew Hsu and Ken Shinoda.
Mr. Gundlach has served as a portfolio manager for the Fund since the Fund’s inception. Messrs. Hsu and Shinoda have served as portfolio managers for the Fund since April 30, 2020. Since the Fund’s last annual report to shareholders, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund’s portfolio.
Information About Proxy Voting
Information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30th is available no later than the following August 31st without charge, upon request, by calling 877-DLine11 (877-354-6311) or email fundinfo@doubleline.com and on the SEC’s website at www.sec.gov.
A description of the Fund’s proxy voting policies and procedures is available (i) without charge, upon request, by calling 877-DLine11 (877-354-6311) or email fundinfo@doubleline.com; and (ii) on the SEC’s website at www.sec.gov.
Information About Portfolio Holdings
The Fund intends to disclose its portfolio holdings on a quarterly basis by posting the holdings on the Fund’s website. The disclosure will be made by posting the Annual, Semi-Annual and Part F of Form N-PORT filings on the Fund’s website.
The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Part F of Form N-PORT. When available, the Fund’s Part F of Form N-PORT is available on the SEC’s website at www.sec.gov.
Householding—Important Notice Regarding Delivery of Shareholder Documents
In an effort to conserve resources, the Fund intends to reduce the number of duplicate Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more accounts are from the same family. If you would like to discontinue householding of your accounts, please call toll-free 877-DLine11 (877-354-6311) to request individual copies of these documents. We will begin sending individual copies thirty days after receiving your request to stop householding.
Fund Certification
The Fund is listed for trading on the NYSE and has filed with the NYSE its annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Fund filed with the SEC the certification of its chief executive officer and principal financial officer required by section 302 of the Sarbanes-Oxley Act.
86	DoubleLine Opportunistic Credit Fund

Dividend Reinvestment Plan	(Unaudited) September 30, 2024
Unless the registered owner of Common Shares elects to receive cash by contacting U.S. Bancorp Fund Services, LLC (the “Plan Administrator”), all dividends, capital gains and returns of capital, if any, declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Common Shareholders who elect not to participate in the Plan will receive all dividends and other distributions payable in cash directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by providing notice in writing to the Plan Administrator at least 5 days prior to the dividend/distribution record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.
Whenever the Fund declares an income dividend, a capital gain distribution or other distribution (collectively referred to as “dividends”) payable either in shares or cash, non-participants in the Plan will receive cash and participants in the Plan will receive a number of Common Shares, determined in accordance with the following provisions. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open- Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the market price per Common Share plus estimated brokerage trading fees is equal to or greater than the NAV per Common Share (such condition is referred to here as “market premium”), the Plan Administrator shall receive Newly Issued Common Shares, including fractions of shares from the Fund for each Plan participant’s account. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the date of issuance; provided that, if the NAV per Common Share is less than or equal to 95% of the current market value on the date of issuance, the dollar amount of the Dividend will be divided by 95% of the market price per Common Share on the date of issuance for purposes of determining the number of shares issuable under the Plan. If, on the payment date for any Dividend, the NAV per Common Share is greater than the market value plus estimated brokerage trading fees (such condition being referred to here as a “market discount”), the Plan Administrator will seek to invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases.
In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or in no event more than 30 days after the record date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly Dividends. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. If the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open- Market Purchases and may instead receive the Newly Issued Common Shares from the Fund for each participant’s account, in respect of the uninvested portion of the Dividend, at the NAV per Common Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the date of issuance for purposes of determining the number of shares issuable under the Plan.
The Plan Administrator maintains all registered shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator in non-certificated form in the name of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.
In the case of Common Shares owned by a beneficial owner but registered with the Plan Administrator in the name of a nominee, such as a bank, a broker or other financial intermediary (each, a “Nominee”), the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the Nominee as participating in the Plan. The Plan Administrator will not take instructions or elections from a beneficial owner whose Common Shares are registered with the Plan Administrator in the name of a Nominee. If a beneficial owner’s Common Shares are held through a Nominee and are not registered with the Plan Administrator as participating in the Plan, neither the beneficial owner nor the Nominee will be participants in or have distributions reinvested under the Plan with respect to those Common Shares. If a beneficial owner of Common Shares held in the name of a Nominee wishes to participate in the Plan, and the Shareholder’s Nominee is unable or unwilling to become a registered shareholder and a Plan
Annual Report	September 30, 2024	87

(Unaudited) September 30, 2024
participant with respect to those Common Shares on the beneficial owner’s behalf, the beneficial owner may request that the Nominee arrange to have all or a portion of his or her Common Shares registered with the Plan Administrator in the beneficial owner’s name so that the beneficial owner may be enrolled as a participant in the Plan with respect to those Common Shares. Please contact your Nominee for details or for other possible alternatives.
Participants whose shares are registered with the Plan Administrator in the name of one Nominee may not be able to transfer the shares to another firm or Nominee and continue to participate in the Plan.
There will be no brokerage charges with respect to Common Shares issued directly by the Fund as a result of dividends payable either in Common Shares or in cash. However, each participant will pay a pro rata share of brokerage trading fees incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.
The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.
All correspondence, questions, or requests for additional information concerning the Plan should be directed to the Plan Administrator by calling toll-free 877-DLine11 (877-354-6311) or by writing to U.S. Bancorp Fund Services, LLC at P.O. Box 701, Milwaukee, WI 53201. Be sure to include your name, address, daytime phone number, Social Security or tax I.D. number and a reference to DoubleLine Opportunistic Credit Fund on all correspondence.
The Plan Administrator accepts instructions only from the registered owners of accounts. If you purchased or hold your Fund shares through an intermediary, in most cases your intermediary’s nominee will be the registered owner with the Fund. Accordingly, questions regarding your participation in the Plan or the terms of any reinvestments should be directed to your intermediary in the first instance.
88	DoubleLine Opportunistic Credit Fund

DoubleLine Privacy Policy Notice	(Unaudited) September 30, 2024
What Does DoubleLine Do With Your Personal Information?
This notice provides information about how DoubleLine (“we,” “our” and “us”) collects, discloses, and protects your personal information, and how you might choose to limit our ability to disclose certain information about you. Please read this notice carefully.
Why We Need Your Personal Information
All financial companies need to disclose customers’ personal information to run their everyday businesses, to appropriately tailor the services offered (where applicable), and to comply with our regulatory obligations. Accordingly, information, confidential and proprietary, plays an important role in the success of our business. However, we recognize that you have entrusted us with your personal and financial data, and we recognize our obligation to keep this information secure. Maintaining your privacy is important to us, and we hold ourselves to a high standard in its safekeeping and use. Most importantly, DoubleLine does not sell its customers’ non-public personal information to any third parties. DoubleLine uses its customers’ non-public personal information primarily to complete financial transactions that its customers request (where applicable), to make its customers aware of other financial products and services offered by a DoubleLine affiliated company, and to satisfy obligations we owe to regulatory bodies.
Information We May Collect
We may collect various types of personal data about you, including:
•
Your personal identification information, which may include your name and passport information, your IP address, politically exposed person (“PEP”) status, and such other information as may be necessary for us to provide our services to you and to complete our customer due diligence process and discharge anti-money laundering obligations;

•	Your contact information, which may include postal address and e-mail address and your home and mobile telephone numbers;
•	Your family relationships, which may include your marital status, the identity of your spouse and the number of children that you have;
•
Your professional and employment information, which may include your level of education and professional qualifications, your employment, employer’s name and details of directorships and other offices which you may hold; and

•
Financial information, risk tolerance, sources of wealth and your assets, which may include details of shareholdings and beneficial interests in financial instruments, your bank details and your credit history.

Where We Obtain Your Personal Information
•	Information we receive about you on applications or other forms;
•	Information you may give us orally;
•	Information about your transactions with us or others;
•	Information you submit to us in correspondence, including emails or other electronic communications; and
•	Information about any bank account you use for transfers between your bank account and any DoubleLine investment account, including information provided when effecting wire transfers.
Information Collected From Websites
Websites maintained by DoubleLine or its service providers may use a variety of technologies to collect information that help DoubleLine and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. Our websites may contain links that are maintained or controlled by third parties with privacy policies that may differ, in some cases significantly, from the privacy policies described in this notice. Please read the privacy policies of such third parties and understand that accessing their websites is at your own risk. Please contact your DoubleLine representative if you would like to receive more information about the privacy policies of third parties.
Annual Report	September 30, 2024	89

(Unaudited) September 30, 2024
We also use web analytics services, which currently include but are not limited to Google Analytics and Adobe Analytics. Such web analytics services use cookies and similar technologies to evaluate visitor’s use of the domain, compile statistical reports on domain activity, and provide other services related to our websites. For more information about Google Analytics, or to opt out of Google Analytics, please go to https://tools.google.com/dlpage/gaoptout. For more information about Adobe Analytics, or to opt out of Adobe Analytics, please go to: http://www.adobe.com/privacy/opt-out.html.
How And Why We May Disclose Your Information
DoubleLine does not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except that we may disclose the information listed above, as follows:
•
It may be necessary for DoubleLine to provide information to nonaffiliated third parties in connection with our performance of the services we have agreed to provide to you. For example, it might be necessary to do so in order to process transactions and maintain accounts.

•
DoubleLine will release any of the non-public information listed above about a customer if directed to do so by that customer or if DoubleLine is required or authorized by law to do so, such as for the purpose of compliance with regulatory requirements or in the case of a court order, legal investigation, or other properly executed governmental request.

•
In order to alert a customer to other financial products and services offered by an affiliate, DoubleLine may disclose information to an affiliate, including companies using the DoubleLine name. Such products and services may include, for example, other investment products offered by a DoubleLine company. If you prefer that we not disclose non-public personal information about you to our affiliates for this purpose, you may direct us not to make such disclosures (other than disclosures permitted by law) by contacting us at Privacy@DoubleLine.com or at 1 (800) 285-1545. If you limit this sharing and you have a joint account, your decision will be applied to all owners of the account.

We will limit access to your personal account information to those agents and vendors who need to know that information to provide products and services to you. We do not share your information to nonaffiliated third parties for marketing purposes. We maintain physical, electronic, and procedural safeguards to guard your non-public personal information.
Notice Related To The California Consumer Privacy Act (CCPA) And To “Natural Persons” Residing In The State Of California
DoubleLine collects and uses information that identifies, describes, references, links or relates to, or is associated with, a particular consumer or device (“Personal Information”). Personal Information we collect from our customers and consumers is covered under the Gramm-Leach-Bliley Act (“GLBA”) and is therefore excluded from the scope of the California Consumer Privacy Act, as amended by the California Privacy Rights Act (together, “CCPA”).
However, for California residents who are not DoubleLine customers or consumers, as those terms are defined by GLBA, the personal information we collect about you is subject to the CCPA. As such, you have privacy rights with respect to your personal information. Please review the following applicable California privacy notice that is available at https://www.doubleline.com, or by contacting us at Privacy@DoubleLine.com or at 1 (800) 285-1545.
CA Privacy Notice for Website Visitors, Media Subscribers and Business Representatives
CA Privacy Notice for Employees
Notice To “Natural Persons” Residing In The European Economic Area (The “EEA”)
If you reside in the EEA, we may transfer your personal information outside the EEA, and will ensure that it is protected and transferred in a manner consistent with legal requirements applicable to the information. This can be done in a number of different ways, for instance:
•	the country to which we send the personal information may have been assessed by the European Commission as providing an “adequate” level of protection for personal data; or
•	the recipient may have signed a contract based on standard contractual clauses approved by the European Commission.
In other circumstances, the law may permit us to otherwise transfer your personal information outside the EEA. In all cases, however, any transfer of your personal information will be compliant with applicable data protection law.
90	DoubleLine Opportunistic Credit Fund

DoubleLine Privacy Policy Notice (Cont.)
Notice To Investors In Cayman Islands Investment Funds
If you are a natural person, please review this notice as it applies to you directly. If you are a legal representative of a corporate or entity investor that provides us with any personal information about individuals (i.e., natural persons), you agree to furnish a copy of this notice to each such individual or otherwise advise them of its content.
Any international transfer of personal information will be compliant with the requirements of the Data Protection Act, 2017 of the Cayman Islands.
Privacy For Children
DoubleLine is concerned about the privacy of children. Our website and our services are not targeted at individuals under 18 years of age, and we do not knowingly collect any personal information from an individual under 18. If we learn that a child under the age of 13 (or such higher age as required by applicable law) has submitted personally identifiable information online without parental consent, we will take all reasonable measures to delete such information from its databases and to not use such information for any purpose (except where necessary to protect the safety of the child or others as required or allowed by law). If you become aware of any personally identifiable information, we have collected from children under 13 (or such higher age as required by applicable law), please contact us at Privacy@DoubleLine.com or at 1 (800) 285-1545. We do not sell or share any personal information and have no actual knowledge about selling or sharing personal information of individuals under the age of 16.
Retention Of Personal Information And Security
Your personal information will be retained for as long as required:
•	for the purposes for which the personal information was collected;
•	in order to establish or defend legal rights or obligations or to satisfy any reporting or accounting obligations; and/or
•	as required by data protection laws and any other applicable laws or regulatory requirements, including, but not limited to, U.S. laws and regulations applicable to our business.
We will undertake commercially reasonable efforts to protect the personal information that we hold with appropriate security measures.
Access To And Control Of Your Personal Information
Depending on your country of domicile or applicable law, you may have the following rights in respect of the personal information about you that we process:
•	the right to access and port personal information;
•	the right to rectify personal information;
•	the right to restrict the use of personal information;
•	the right to request that personal information is erased; and
•	the right to object to processing of personal information.
Although you have the right to request that your personal information be deleted at any time, applicable laws or regulatory requirements may prohibit us from doing so. In addition, if you invest in a DoubleLine fund through a financial intermediary, DoubleLine may not have access to personal information about you.
If you wish to exercise any of the rights set out above, please contact us at Privacy@DoubleLine.com or at 1 (800) 285-1545.
Changes To DoubleLine’s Privacy Policy
DoubleLine reserves the right to modify its privacy policy at any time, but in the event that there is a change that affects the content of this notice materially, DoubleLine will promptly inform its customers of such changes in accordance with applicable law.
Annual Report	September 30, 2024	91

Investment Adviser:
DoubleLine Capital LP
2002 North Tampa Street
Suite 200
Tampa, FL 33602
Administrator and Transfer Agent:
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201
Custodian:
U.S. Bank, N.A.
1555 North River Center Drive
Suite 302
Milwaukee, WI 53212
Independent Registered Public Accounting Firm:
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626
Legal Counsel:
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199
Contact Information:
doubleline.com
fundinfo@doubleline.com
(877) DLine11 or (877) 354-6311
DL-ANNUAL-DBL
DoubleLine || 2002 North Tampa Street, Suite 200 || Tampa, FL 33602 || (813) 791-7333
fundinfo@doubleline.com || www.doubleline.com

(b) Not applicable.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and principal accounting officer. The Registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the Registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The Registrant’s Audit Committee members have substantial financial expertise and include members with considerable professional experience in the financial markets, the securities markets, and the investment banking and investment management industries, including in respect of the type of financial accounting or valuation issues that are likely to come before the Audit Committee. Although the Registrant does not currently have an Audit Committee member designated as an “audit committee financial expert,” as defined under instructions to Item 3(a), serving on its Audit Committee, the Registrant’s Audit Committee has determined that its members collectively have sufficient financial expertise and experience to address any issues that are likely to come before the committee.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2024	FYE 9/30/2023
(a) Audit Fees	$56,396	$69,711
(b) Audit-Related Fees	N/A	$15,000
(c) Tax Fees	$12,017	$11,445
(d) All Other Fees	N/A	N/A

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the Registrant, including services provided to any entity affiliated with the Registrant.

(e)(2) The percentage of fees billed by Deloitte & Touche LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2024	FYE 9/30/2023
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the Registrant’s accountant for services to the Registrant and to the Registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 9/30/2024	FYE 9/30/2023
Registrant	$12,017	$11,445
Registrant’s Investment Adviser	N/A	N/A

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) The Registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

(j) The Registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

(a) The Registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Joseph J. Ciprari, John C. Salter, William A. Odell, and Yury Friedman.

(b) Not applicable

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 8. Changes in and Disagreements with Accountants for Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 9. Proxy Disclosure for Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

There were no approvals or renewals of investment advisory contracts during the most recent fiscal half-year.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

DoubleLine Capital LP

DoubleLine Alternatives LP

DoubleLine ETF Adviser LP

DoubleLine Funds Trust

DoubleLine ETF Trust

DoubleLine Closed-End Funds

Proxy Voting, Corporate Actions and Class Actions Policy

I.       Background

Rule 206(4)-6 of the Investment Advisers Act of 1940, as amended (the “Advisers Act”), requires investment advisers that exercise voting authority with respect to client securities to: (i) adopt and implement written policies and procedures reasonably designed to ensure that client securities are voted in the best interest of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (ii) provide a concise summary of its proxy voting policies and procedures and, upon request, furnish a copy of the full policies and procedures to its clients; and (iii) disclose how clients may obtain information with respect to how the adviser voted their securities.

This Proxy Voting, Corporate Actions and Class Actions Policy (the “Proxy Policy”) is adopted by DoubleLine Capital LP, DoubleLine Alternatives LP and DoubleLine ETF Adviser LP (the “Advisers,” or each applicable “Adviser”) to govern the Advisers’ proxy voting, corporate actions and class actions activities involving client investments, and along with the DoubleLine Funds Trust (“DFT”), the DoubleLine ETF Trust (“DET”), the DoubleLine Opportunistic Credit Fund (“DBL”), the DoubleLine Income Solutions Fund (“DSL”), and the DoubleLine Yield Opportunities Fund (“DLY”) (DBL, DSL, and DLY are collectively, the “DoubleLine Closed-End Funds” and together with DFT and DET, each a “Fund,” collectively the “Funds,” and together with the Advisers, “DoubleLine”), to help ensure compliance with applicable disclosure and reporting requirements.

II.       Policy

Employees must handle all proxy voting, corporate actions and class actions (“Proxy Matters”) with reasonable care and diligence, and solely in the best interest of DoubleLine clients. Accordingly, all Proxy Matter proposals must immediately be forwarded to the Trade Management team to ensure that each proposal is processed timely and in accordance with the Proxy Policy.

The Adviser generally will exercise proxy voting, corporate actions and class actions authority on behalf of clients only where the client has expressly delegated such authority in writing. If directed to do so by the client, the Adviser will process each proposal in a manner that seeks to enhance the economic value of client investments.

Proxy Voting Guidelines and Corporate Actions

Designated employees from the Portfolio Management team will review the specific facts and circumstances surrounding each proxy and corporate action proposal to determine a course of action that promotes the best interest of clients (including, if so directed, to maximize the value of client investments). The Advisers adopt the Proxy Voting Guidelines (the “Guidelines,” see Attachment A) as a framework for analyzing proxy and corporate action proposals on a consistent basis.

The Portfolio Management team may, in their discretion, vote proxies and corporate actions in a manner that is inconsistent with the Guidelines (or instruct applicable parties to do so) when they determine, after conducting reasonable due diligence, that doing so is in the best interest of the client. They may consult with the Proxy Voting Committee (the “Proxy Committee”), DoubleLine senior management or a third-party expert such as a proxy voting service provider to make such determinations.

Class Actions

In the event that a client investment becomes the subject of a class action lawsuit, the Adviser will assess, among other factors, the potential financial impact of participating in such legal action. If the Adviser determines that participating in the class action is in the best interest of the client, the Adviser will recommend that the client or its custodian submit appropriate documentation on the client’s behalf, subject to contractual or other authority. The Adviser may consider other factors in determining whether participation in a class action lawsuit is in the best interest of the client, including (i) the costs that likely would be incurred by the client, (ii) the resources that likely would be expended in participating in the class action, and (iii) other available options for pursuing legal recourse against the issuer. If appropriate, the Adviser may also notify the client about the class action without making a recommendation as to participation, which would allow clients to decide on how to proceed. The Advisers provide no assurance to former clients that applicable class action information will be delivered to them.

Conflicts of Interest

Employees must be diligent with respect to actual and potential conflicts of interest when handling client investments. This covers conflicts between the interests of DoubleLine, employees and clients, including conflicts between two or more clients. As a general matter, conflicts should be avoided where practicable. In cases where it cannot be avoided, the conflict must be mitigated as much as possible and then fully and fairly disclosed to the client, such that the client can make an informed decision and, where applicable, provide an informed consent. As required under the Code of Ethics and the Outside Business Activities and Affiliations Policy, employees must report, and in some cases request pre-approval for, certain transactions, activities and affiliations that may present a conflict of interest. Moreover, employees from the Portfolio Management and Trade Management teams who are directly involved in the implementation of the Proxy Policy and members of the Proxy Committee should seek to identify, and report to the Proxy Committee, any conflict of interest related to any proposal or the Proxy Policy in general.

If a material conflict involving a client is deemed to exist with respect to a proposal, the Proxy Committee will generally seek to resolve such conflicts in the best interest of the applicable client by pursuing any one of the following courses of action: (i) voting (or not voting) in accordance with the Guidelines; (ii) convening a Proxy Committee meeting to assess and implement available measures; (iii) voting in accordance with the recommendation of an independent third-party service provider chosen by the Proxy Committee; (iv) voting (or not voting) in accordance with the instructions of such client; or (v) not voting with respect to the proposal if consistent with the Adviser’s fiduciary obligations.

In the event that an Adviser invests in a Fund with other public shareholders, the Adviser will vote the shares of such Fund in the same proportion as the votes of the other shareholders. Under this “echo voting” approach, the Adviser’s potential conflict is mitigated by replicating the voting preferences expressed by the other shareholders.

Client Inquiries

Employees must immediately forward any inquiry about DoubleLine’s proxy voting policy and practices, including historical voting records, to the Trade Management team. The Trade Management team will record the identity of the client, the date of the request, and the disposition of each request and coordinate the appropriate response with the Investor Services team or other applicable party.

The Adviser shall furnish the information requested, free of charge, to the client within ten (10) business days. A copy of the written response should be attached and maintained with the client’s written request, if applicable, and stored in an appropriate file. Clients can require the delivery of the proxy voting record relevant to their accounts for the five-year period prior to their request.

The Funds are required to furnish a description of the Proxy Policy within three (3) business days of receipt of a shareholder request, by first -class mail or other means designed to ensure equally prompt delivery. The Funds rely upon the fund administrator to process such requests.

The Trade Management team shall forward to the Proxy Committee all Proxy Matter inquiries, including proxy solicitations or an Adviser’s voting intention on a pending proposal, from third parties that are not duly authorized by a client.

III.       Third-Party Proxy Agent

To assist in carrying out its proxy voting obligations, DoubleLine has retained a third-party proxy voting service provider, currently Glass, Lewis & Co. (“Glass Lewis”), as its proxy voting agent. Pursuant to an agreement with DoubleLine, Glass Lewis obtains proxy ballots related to client investments, evaluates the facts and circumstances relating to each proposal and communicates to the Adviser the recommendation from the issuer’s management (where available) and Glass Lewis’ broad recommendation. The Adviser shall vote on proposals in its discretion and in a manner consistent with the Proxy Policy or instructs Glass Lewis to do so on its behalf.

In the event that DoubleLine determines that a recommendation from Glass Lewis (or from any other third-party proxy voting service provider retained by DoubleLine) was based on a material factual error, DoubleLine will investigate the error, taking into account, among other things, the nature of the error and the recommendation, and seek to determine whether the vote or other actions related to the proposal would change in light of the error and whether the service provider is taking reasonable steps to reduce similar errors in the future. DoubleLine will also inform the Proxy Committee of the error to determine if it is a material compliance matter under Rule 206(4)-7 of the Advisers Act or Rule 38a-1 of the Investment Company Act of 1940, as amended (the “1940 Act”), or if further remedial action is necessary.

IV.       Responsible Investment Matters

The Advisers integrate environmental, social and governance (“ESG”) factors into its research and decision-making process to gain a more holistic view of the relevant investment risks, better understand the potential drivers of performance, and strive for better risk-adjusted returns. In particular, the Advisers seek to identify and understand material ESG factors that have a potential financial impact on an issuer and the valuation of client investments. As stewards of client investments, the Advisers view proxy voting as an opportunity to influence the financial impact of such material ESG factors (if applicable) and, through the Guidelines, ensure that proposals are consistently reviewed and voted in a manner that seeks to enhance the economic value of client investments. The Advisers also may consider material ESG factors in determining how to address corporate actions and class actions.

V.       Limitations

Securities on Loan

The Adviser may not be able to take action with respect to a proposal when the client’s relevant securities are on loan in accordance with a securities lending program or are controlled by a securities lending agent or custodian acting independently of DoubleLine. In addition, the Adviser will not recall securities if the potential economic impact of the proposal is insignificant or less than the economic benefit gained if the securities remained on loan (such as the interest income from the loan arrangement) or if recalling the securities is otherwise not in the best interest of the client. In the event that the Adviser determines that a proposal could reasonably enhance the economic value of the client’s investment, the Adviser will make reasonable efforts to inform the client and recall the securities. Employees cannot make any representation that any securities on loan will be recalled successfully or in time for submitting a vote on a pending proposal.

Foreign Markets

In certain markets, shares of securities may be blocked or frozen at the custodian or other designated depositary for certain periods typically around the shareholder meeting date. In such cases, the Adviser cannot guarantee that the blocked securities can be processed in time for submitting a vote on a pending proposal. In addition, where the Adviser determines that there are unusual costs to the client or administrative difficulties associated with voting on a proposal, which more typically might be the case with respect to proposals involving non-U.S. issuers and foreign markets, the Adviser reserves the right to not vote on the proposal unless the Adviser determines that the potential benefits exceed the anticipated cost to the client.

Proofs-of-Claim

The Advisers do not complete proofs-of-claim on behalf of clients for current or historical holdings other than for the Funds and private funds offered by DoubleLine; however, an Adviser may provide reasonable assistance to other existing clients by sharing related information that is in the Adviser’s possession. The Advisers do not undertake to complete, or provide any assistance for, proofs-of-claim involving securities that had been held by any former client. The Advisers will complete proofs-of-claim for the Funds and private funds offered by DoubleLine or provide reasonable access to the applicable administrator to file such proofs-of-claim when appropriate.

Contractual Obligations

In certain limited circumstances, particularly in the area of structured finance, the Adviser may, on behalf of clients, enter into voting agreements or other contractual obligations that govern proxy and corporate action proposals. In the event of a conflict between any such contractual requirements and the Guidelines, the Adviser will vote in accordance with its contractual obligations.

VI.       Other Regulatory Matters and Responsibilities

Form N-PX Filings

A.	Rule 30b1-4 under the 1940 Act requires open-end and closed-end management investment companies to file an annual record of proxies voted on Form N-PX. The Funds shall file Form N-PX in compliance with Rule 30b1-4, including certain new requirements which include, but are not limited to, the following:

•	Identification of Proxy Voting Matters – funds must use the same language as the issuer’s proxy card (where a proxy card is required under Rule 14a-4 of the Securities Exchange Act of 1934, as amended, or the “Exchange Act”); and if the matter relates to an election of directors, identify each director separately in the same order as on the proxy card, even if the election of directors is presented as a single matter.

•	Categorization of Voting Matters – funds are required to categorize the votes reported on Form N-PX consistent with a list of categories outlined in the amended form. The categories will be non-exclusive, and funds must select all categories applicable to each proxy matter.

•	Quantitative Disclosures and Securities Lending – funds must disclose the number of shares voted or instructed to be cast (if the fund had not received confirmation of the actual number of votes cast) and how those shares were voted (e.g., for, against or abstain). If the votes were cast in multiple manners (e.g., both for and against), funds will be required to disclose the number of shares voted or instructed to be voted in each manner. Additionally, funds must disclose the number of shares loaned but not recalled and, therefore, not voted by the fund.

•	Structured Data Language – funds must file their reports using a custom XML format.

•	Joint Reporting – funds are permitted to report on its Form N-PX on behalf of a series or a manager so long as the fund presents the complete voting record of each included series separately and provide the required quantitative information for each included manager separately. Funds must also provide certain information (generally, their name and other identifying information such as their legal entity identifier) in the summary page about the included series or managers.

•	Standardized Order – funds must submit information based on the specific Form N-PX format and standardized order of disclosure requirements.

•	Fund Notice Reports – funds are now permitted to indicate on the cover page of Form N-PX if no securities were subject to a vote and, therefore, do not have any proxy votes to report.

•	Website Posting – funds that have a website must make the most recently filed Form N-PX report publicly available as soon as reasonably practicable. Funds may satisfy the requirement by providing a direct link to the relevant HTML-rendered Form N-PX report on EDGAR.

B.	Rule 14Ad-1 under the Exchange Act requires institutional investment managers subject to section 13(f) of the Exchange Act, which may include certain Advisers, to report annually on Form N-PX how the managers voted proxies relating to executive compensation matters (commonly referred to as “say-on-pay” votes). When reporting say-on-pay votes, managers are required to comply with the other requirements of Form N-PX for their say-on-pay votes (including the new requirements as described above, except that a manager is not required to disclose or provide access to its proxy voting records on its website).

The Legal team shall be primarily responsible for DoubleLine’s Form N-PX filings. DoubleLine may rely on the applicable fund administrator or other service provider to prepare and submit required Form N-PX filings. The Trade Management team shall assist the Legal team and, as necessary, the relevant service provider by furnishing complete and accurate information required under Form N-PX (including by causing such information to be provided by any third-party proxy voting service provider). Form N-PX must be filed each year no later than August 31 and must contain applicable proxy voting records for the most recent twelve-month period ending June 30.

Proxy Voting Disclosures

The Legal team will ensure that (i) a concise summary of the Proxy Policy which includes how conflicts of interest are addressed, and (ii) instructions for obtaining a copy of the Proxy Policy and accessing relevant proxy voting records free of charge (e.g., via a toll-free telephone number, the Funds’ website, etc.) are provided within each Adviser’s Form ADV Part 2A and the Funds’ Statement of Additional Information, registration statement and Form N-CSR, in accordance with applicable legal requirements.

VII.       Policy Governance

DoubleLine established the Proxy Voting Committee to help ensure compliance with the Proxy Policy. The Proxy Committee, whose members include the Chief Risk Officer and the Chief Compliance Officer (or their respective designees), meets on an as-needed basis. The Proxy Committee will (i) monitor compliance with the Proxy Policy, including by periodically sampling Proxy Matters for review, (ii) review, no less frequently than annually, the adequacy of the Proxy Policy to ensure it has been effectively implemented and that it continues to be designed to ensure that Proxy Matters are addressed in a manner that promotes the best interest of clients, (iii) periodically review, as needed, the adequacy and effectiveness of Glass Lewis or other third-party proxy voting service provider retained by DoubleLine, and (iv) review conflicts of interest that may arise under the Proxy Policy, including changes to the businesses of DoubleLine or the service provider retained by DoubleLine to determine whether those changes present new or additional conflicts of interest that should be addressed pursuant to the Proxy Policy.

The Proxy Committee shall have primary responsibility for managing DoubleLine’s relationship with Glass Lewis and any other third-party proxy voting service provider, including overseeing their compliance with the Proxy Policy, as well as reviewing periodically instances in which Glass Lewis does not provide a recommendation with respect to a proposal, or when Glass Lewis commits material errors.

VIII.       Books and Records

The Trade Management team shall maintain all proxy voting records whether internally or through a third party in compliance with Rule 204-2 of the Advisers Act. The Trade Management team will maintain records which include, but are not limited to: (i) copies of each proxy statement that each Adviser receives regarding securities held by clients; (ii) a record of each vote that each Adviser cast on behalf of each client; (iii) any documentation that is material to each Adviser’s decision on voting a proxy or that describes the basis for that decision; (iv) a written description of each Adviser’s analysis when deciding to vote a proxy in a manner inconsistent with the Guidelines or when an Adviser has identified a material conflict of interest, (v) each written request from a client for information about how the Adviser voted proxies; and (vi) the Adviser’s written response to each client oral or written request for such information. The Trade Management team shall also ensure that comparable documentation related to corporate actions and class actions involving client investments is maintained.

The Legal team shall maintain investment management agreements which may include the Adviser’s written authorization to process Proxy Matters or client-specified proxy voting guidelines.

DoubleLine must maintain all books and records described in the Proxy Policy for a period of not less than five (5) years from the end of the fiscal year during which the last entry was made on such record, the first two (2) years of which shall be onsite at its place of business.

History of Amendments:

Effective as of August 2023

Approved by the Boards of DFT, DET and DoubleLine Closed-End Funds: August 17, 2023

Effective as of August 2022

Approved by the Boards of DFT, DET and Closed-End Funds: August 18, 2022

Updated and effective as of May 2022

Approved by the Boards of DFT, DET and Closed-End Funds: May 19, 2022

Updated and effective as of February 15, 2022

Approved by the Boards of DFT, DET, DSL, DBL and DLY: February 15, 2022

Updated and effective as of January 2022

Effective as of January 2021

Approved by the boards of DFT, DSL, DBL and DLY: December 15, 2020

Last reviewed December 2020

Updated and effective as of February 2020

Approved by the boards of DFT, DSL, DBL and DLY: November 21, 2019

Last reviewed November 2019

Reviewed and approved by the Boards of the DoubleLine Funds Trust, DoubleLine Equity Funds, DoubleLine Opportunistic Credit Fund and DoubleLine Income Solutions Fund: August 20, 2015

Adopted by the DoubleLine Equity Funds Board of Trustees: March 19, 2013

Renewed, reviewed and approved by the DoubleLine Equity Funds Board: May 22, 2013

Renewed, reviewed and approved by the DoubleLine Equity Funds Board: November 20, 2013

Renewed, reviewed and approved by the DoubleLine Equity Funds Board: August 21, 2014

Adopted by the DoubleLine Income Solutions Board of Trustees: March 19, 2013

Renewed, reviewed and approved by the DoubleLine Income Solutions Board of Trustees: May 22, 2013

Renewed, reviewed and approved by the DoubleLine Income Solutions Board of Trustees: November 20, 2013

Renewed, reviewed and approved by the DoubleLine Income Solutions Board of Trustees: August 21, 2014

Adopted by the DoubleLine Opportunistic Credit Fund Board of Trustees: August 24, 2011

Renewed and approved by the DoubleLine Opportunistic Credit Fund Board of Trustees: March 19, 2013

Renewed, reviewed and approved by the DoubleLine Opportunistic Credit Fund Board of Trustees: May 22, 2013

Renewed, reviewed and approved by the DoubleLine Opportunistic Credit Fund Board of Trustees: November 20, 2013

Renewed, reviewed and approved by the DoubleLine Opportunistic Credit Fund Board of Trustees: August 21, 2014

Adopted by the DoubleLine Funds Trust Board: March 25, 2010

Renewed, reviewed and approved by the DoubleLine Funds Trust Board: March 1, 2011

Renewed, reviewed and approved by the DoubleLine Funds Trust Board: August 25, 2011

Renewed and approved by the DoubleLine Funds Trust Board of Trustees: March 19, 2013

Renewed, reviewed and approved by the DoubleLine Funds Trust Board: May 22, 2013

Renewed, reviewed and approved by the DoubleLine Funds Trust Board: November 20, 2013

Renewed, reviewed and approved by the DoubleLine Funds Trust Board: August 21, 2014

Attachment A to the Proxy Voting, Corporate Actions and Class Actions Policy

Effective July 1, 2023

Guidelines

The Advisers have a fiduciary duty to clients, and shall exercise diligence and care, with respect to its proxy voting authority. Accordingly, the Advisers will review each proposal to determine the relevant facts and circumstances and adopt the following guidelines as a framework for analysis in seeking to maximize the value of client investments. The guidelines do not address all potential voting matters and actual votes by the Advisers may vary based on specific facts and circumstances.

A.       Director Elections

Directors play a critical role in ensuring that the company and its management serve the interests of its shareholders by providing leadership and appropriate oversight. We believe that the board of directors should have the requisite industry knowledge, business acumen and understanding of company stakeholders in order to discharge its duties effectively.

Proposal	Shareholder Proposal	Anticipated Vote
Frequency of Elections Electing all directors annually.		For

Uncontested Elections

Voting management nominees, unless the nominee lacks independence or focus, has had chronic absences or presents other material concerns to the detriment of the effectiveness of the board.

For
Majority Voting Allowing majority voting unless incumbent directors must resign if they do not receive a majority vote in an uncontested election.		For
Cumulative Voting Allowing cumulative voting unless the company previously adopted a majority voting policy.		For

Changes in Board Structure

Changing the board structure, such as the process for vacancies or director nominations, or the board size, unless there is an indication that the change is an anti-takeover device, or it diminishes shareholder rights.

For
Stock Ownership Requiring directors to own company shares.	X	Against

Contested Elections

The qualifications of nominees on both slates, management track record and strategic plan for enhancing shareholder value, and company financial performance generally will be considered when voting nominees in a contested election.

	X	Case-by-Case

B.       Section 14A Say-On-Pay Votes

Current law requires companies to allow shareholders to cast non-binding advisory votes on the compensation for named executive officers, including the frequency of such votes. The Advisers generally support proposals for annual votes, as well as the ratification of executive compensation unless the compensation structure or any prior actions taken by the board or compensation committee warrant a case-by-case analysis.

Proposal	Shareholder Proposal	Anticipated Vote
Frequency of Say-On-Pay Votes Annual shareholder advisory votes regarding executive compensation.	X	For
Compensation Disclosures Seeking additional disclosures related to executive and director pay unless similar information is already provided in existing disclosures or reporting.	X	For

Executive Compensation Advisory

Executive compensation proposals generally will be assessed based on its structure, prevailing industry practice and benchmarks, and any problematic prior pay practices or related issues involving the board/compensation committee.

	X	Case-by-Case

Golden Parachute Advisory

Golden parachute proposals, in general, will be assessed based on the existing change-in-control arrangements, the nature and terms of the triggering event(s) and the amount to be paid.

	X	Case-by-Case

C.       Audit-Related

The Advisers generally support proposals for the selection or ratification of independent auditors, subject to a consideration of any conflicts of interest, poor accounting practices or inaccurate prior opinions and related fees.

Proposal	Shareholder Proposal	Anticipated Vote
Appointment of Auditors Selecting or ratifying independent auditors, unless there is a material conflict of interest, a history of poor accounting practice or inaccurate opinions, or excessive fees.		For

Non-Audit/Consulting Services

Other alternative service providers, conflicts of interest, and company disclosures are areas of consideration when voting proposals to limit other engagements with auditors.

	X	Case-by-Case

Indemnification of Auditors

Indemnification of auditors generally will be assessed based on the nature of the engagement, the auditor’s work history and field of expertise, and the terms of the agreement such as its impact on the ability of shareholders to pursue legal recourse against the auditor for certain acts or omissions.

	X	Case-by-Case

Rotation of Auditors

Shareholder proposals requiring auditor rotation generally will be assessed based on any audit issues involving the company, the auditor’s tenure with the company, and policies and practices surrounding auditor evaluations.

X	Case-by-Case

D.       Investment Company Matters

When the Advisers invest in a DoubleLine Fund with other public shareholders, the Advisers will vote the shares of such fund in the same proportion as the votes of the other shareholders. Under this “echo voting” approach, the Advisers’ potential conflict is mitigated by replicating the voting preferences expressed by the other shareholders. With respect to specific proposals involving the DoubleLine Funds, the Advisers generally support recommendations by the fund’s board unless applicable laws and regulations prohibit the Advisers from doing so.

Proposal	Shareholder Proposal	Anticipated Vote
Share Classes Issuance of new classes or series of shares.		For
Investment Objectives Changing a fundamental investment objective to nonfundamental.		Against

Investment Restrictions

Changing fundamental restrictions to nonfundamental generally will be assessed in consideration of the target investments, reason(s) for the change and its impact on the portfolio.

Case-by-Case
Distribution Agreements Distribution agreements generally will be assessed based on the distributor’s services and reputation, applicable fees, and other terms of the agreement.		Case-by-Case
Investment Advisory Agreements Investment advisory agreements generally will be assessed based on the applicable fees, fund category and investment objective, and performance.		Case-by-Case

E.       Shareholder Rights and Defenses

The Advisers believe that companies have a fundamental obligation to protect the rights of shareholders. Therefore, the Advisers generally support proposals that hold the board and management accountable in serving the best interest of shareholders and that uphold their rights. However, the Advisers generally will not support proposals from certain shareholders that are hostile, disruptive, or are otherwise counter to the best interest of the Advisers’ clients.

Proposal	Shareholder Proposal	Anticipated Vote
Appraisal Rights Providing shareholders with rights of appraisal.	X	For

Fair Price Provision

Fair price provisions that ensures each shareholder’s securities will be purchased at the same price if the company is acquired in disagreement with the board. However, fair price provisions may not be supported if it is used as an anti-takeover device by the board.

	X	For

Special Meetings Providing or restoring rights to call a special meeting so long as the threshold to call a meeting is no less than 10 percent of outstanding shares.	X	For
Confidential Voting Allowing shareholders to vote confidentially.	X	For
Written Consents Allowing shareholders to act by written consent.	X	For

Greenmail

Adopting anti-greenmail charter or bylaw amendments or otherwise restricting the company’s ability to make greenmail payments for repurchasing shares at a premium to prevent a hostile takeover.

	X	For
Supermajority Vote Requiring a supermajority vote, unless there are disproportionate substantial shareholders that weaken minority votes.		Against

Bundled Proposals

Bundled or conditional proposals generally will be reviewed to determine the benefit or cost of the matters included or if there is a controversy or any matter that is adverse to shareholder interests.

Case-by-Case

Preemptive Rights

Preemptive rights, in general, will be assessed based on the size of the company and its shareholder base, for which larger publicly held companies with a broad shareholder base may be less ideal.

Case-by-Case

Shareholder Rights Plans (Poison Pills)

Poison pills generally will be assessed based on the company’s governance practices, existing takeover defenses, and the terms of the plan, including the triggering mechanism, duration, and redemption/rescission features. Requests to have shareholders ratify plans generally will be supported.

	X	Case-by-Case

F.      Extraordinary Transactions

Proposals for transactions that may affect the ownership interests or voting rights of shareholders, such as mergers, asset sales and corporate or debt restructuring, will be assessed on a case-by-case basis generally in consideration of the economic outcome for shareholders, the potential dilution of shareholder rights and its impact on corporate governance, among other relevant factors.

Proposal	Shareholder Proposal	Anticipated Vote
Reincorporation Reincorporating in another state or country in support of the rights and economic interests of shareholders.		For

Merger, Corporate Restructuring and Spin Offs

Merger, corporate restructuring and spin off proposals generally will be assessed with the view of maximizing the economic value of shareholder interests. The purchase or sale price and other deal terms will be reviewed, among other factors, to ensure that that the transaction is aligned with the long-term interests of shareholders.

Case-by-Case

Debt Restructuring

The terms of the transaction, current capital markets environment, and conflicts of interest are factors that generally will be considered for ensuring that the proposal enhances the economic value of shareholder interests.

Case-by-Case

Liquidations and Asset Sales

As with other transaction proposals, the long-term economic impact of the transaction will be the focus of review of such proposals and, in general, factors such as the sale price, costs and conflicts of interest will be considered.

Case-by-Case

G.     Capital Structure

The Advisers believe that the prudent management of debt and equity to finance company operations and growth, and which is supportive of shareholders’ rights and economic interests, is critical to financial viability.

Proposal	Shareholder Proposal	Anticipated Vote
Common Stock Issuing common stock for recapitalizations, stock splits, dividends or otherwise reasonably amending outstanding shares for a specific purpose.		For
Multi-Class Shares Adopting multi-class share structures so long as they have equal voting rights.		For
Repurchase Programs Adopting plans to repurchase shares in the open market unless shareholders cannot participate on equal terms.		For
Blank Check Preferred Stock Allowing the board to issue preferred shares without prior shareholder approval and setting the terms and voting rights of preferred shares at the board’s discretion.		Against

Recapitalization Plans

The rationale and objectives; current capital markets environment; impact on shareholder interests including conversion terms, dividends and voting rights; and any material conflicts of interest are factors that generally will be considered when reviewing proposals to reclassify debt or equity capital.

Case-by-Case

H. Compensation

The Advisers believe that compensation arrangements should align the economic interests of directors, management, and employees with those of shareholders and consider factors such as (1) local norms, (2) industry-specific practices and performance benchmarks, and (3) the structure of base and incentive compensation. The Advisers generally support transparency (e.g., disclosures related to the performance metrics and how they promote better corporate performance, etc.) and periodic reporting with respect to compensation.

Proposal	Shareholder Proposal	Anticipated Vote
Employee 401 (k) Plan Adopting a 401 (k) plan for employees.		For

Employee Stock Option Plan (ESOP)

Requiring shareholder approval to adopt a broad-based ESOP or to increase outstanding shares for an existing plan unless the allocation of outstanding shares to the ESOP exceeds five percent or 10 percent among all stock-based plans.

For

Recoupment Provisions (Clawbacks)

Adopting clawback provisions in cases of revised financial results or performance indicators on which prior compensation payments were based, as well as for willful misconduct or violations of law or regulation that result in financial or reputational harm to the company.

	X	For

Limits on Executive or Director Compensation

Setting limits on executive or director compensation unless there is a substantial deviation from industry practice or any problematic issue involving the board/compensation committee or prior pay practices.

	X	Against

Equity-Based and Other Incentive Plans

Incentive plans, in general, will be assessed based on the prevailing local and industry-specific practices and performance benchmarks, the terms of the plan and whether they are aligned with company goals and shareholder interests, the cost of the plan, and the overall compensation structure.

Case-by-Case

Severance Agreements for Executives (Golden Parachutes)

Golden parachutes generally will be assessed based on the existing change-in-control arrangements, the nature and terms of the triggering event(s) and the amount to be paid.

Case-by-Case

I.       Corporate Governance

The Advisers believe that authority and accountability for establishing business strategies, corporate policies and compensation generally should rest with the board and management. The independence, qualifications, and integrity of the board as well as the effectiveness of management and their oversight, which must be aligned with shareholder interests, are essential to good governance. The following general guidelines reflect these principles although material environmental, social and governance (ESG) factors, which have a potential financial impact on the company and the valuation of client investments, if any, are also considered.

Proposal	Shareholder Proposal	Anticipated Vote

Quorum Requirements

Establishing a majority requirement, unless shareholder turnout has been an issue, or a reduced quorum is reasonable based on applicable laws or regulations and the market capitalization or ownership structure of the company.

For
Annual Meetings Changing the date, time, or location of annual meetings, unless the proposed schedule or location is unreasonable.		For

Board Size Setting the board size, so long as the proposal is consistent with the prevailing industry practice and applicable laws or regulations.		For

Proxy Access

Allowing shareholders to nominate director candidates in proxy ballots with reasonable limitations (e.g., minimum percentage and duration of ownership and a cap on board representation) for preventing potential abuse by certain shareholders.

	X	For

Independent Directors

Requiring the board chair and a majority of directors to be independent directors. Proposals for a lead independent director may be supported in cases where the board chair is not independent.

	X	For
Independent Committees Requiring independent directors exclusively for the audit, compensation, nominating and governance committees.	X	For
Removal of Directors Removing a director without cause.	X	For

Indemnification of Directors and Officers

Indemnifying directors and officers for acts and omissions made in good faith and were believed to be in the best interest of the company. Limitations on liability involving willful misconduct or violations of law or regulation, or a breach of fiduciary duty, generally will be voted against.

For
Term Limits for Directors Imposing term limits on directors unless the director evaluation process is ineffective and related issues persist.	X	Against
Classified Boards Establishing a classified board.		Against
Adjournment of Meetings Providing management the authority to adjourn annual or special meetings without reasonable grounds.		Against
Amendments to Bylaws Giving the board the authority to amend bylaws without shareholder approval.		Against

J.       Environment or Climate

The Advisers would generally consider the recommendations of management for shareholder proposals involving environmental issues as it believes that, in most cases, elected directors and management are in the best position to address such matters. In addition, reporting that provides meaningful information for evaluating the financial impact of environmental policies and practices is generally supported unless it is unduly costly or burdensome or it places the company at a competitive disadvantage. Material ESG factors, which have a potential financial impact on the company and the valuation of client investments, if any, are also considered.

Proposal	Shareholder Proposal	Anticipated Vote
Environmental and Climate Disclosures Providing environmental/climate-related disclosures and reporting unless it is duplicative or unsuitable.		For

Environmental and Climate Policies

Environmental and climate policies generally will be assessed based on the company’s related governance practices, local and industry-specific practices, the nature and extent of environmental and climate risks applicable to the company, and the economic benefit to shareholders.

Case-by-Case

K.      Human Rights or Human Capital/Workforce

The Advisers would generally consider the recommendations of management for shareholder proposals involving social issues as it believes that, in most cases, elected directors and management are in the best position to address such matters. In addition, reporting that provides meaningful information for evaluating the financial impact of social policies and practices is generally supported unless it is unduly costly or burdensome or it places the company at a competitive disadvantage. Material ESG factors, which have a potential financial impact on the company and the valuation of client investments, if any, are also considered.

Proposal	Shareholder Proposal	Anticipated Vote
Human Rights and Labor Disclosures Providing human rights and labor-related disclosures and reporting unless it is duplicative or unsuitable.		For

Human Rights and Labor Policies

Human rights and labor policies generally will be assessed based on the company’s related governance practices, applicable law or regulations, local and industry-specific practices, the nature and extent of supply chain or reputational risks applicable to the company, and their economic benefit to shareholders.

Case-by-Case

L.       Diversity, Equity, and Inclusion

The Advisers generally support reporting that provides meaningful information for evaluating the financial impact of diversity, equity, and inclusion (DEI) policies and practices unless it is unduly costly or burdensome. For policy proposals, the Advisers will consider existing policies, regulations and applicable local standards and best practices, to determine if they provide an added benefit to shareholders. Material ESG factors, which have a potential financial impact on the company and the valuation of client investments, if any, are also considered.

Proposal	Shareholder Proposal	Anticipated Vote
DEI Disclosures Providing Equal Employment Opportunity (EEO-1) Reports, and other additional disclosures or reporting unless it is duplicative or unsuitable.		For
Anti-Discrimination Policy Adopting an anti-discrimination and harassment policy.		For
Other DEI Policies Other DEI policies generally will be assessed based on the company’s related governance practices, applicable law or regulations, and local and industry-specific practices.		Case-by-Case

M. Other Social Issues

Proposal	Shareholder Proposal	Anticipated Vote

Political Contribution and Activities

Political contributions and lobbying activities generally will be reviewed in consideration of legal restrictions and requirements, applicable policies and historical practice, and its cost-benefit to the company. Related disclosures to shareholders generally are supported.

Case-by-Case

Charitable Contributions

Charitable contributions, in general, will be reviewed in consideration of applicable policies and historical practice, conflicts of interests, as well as the cost-benefit of charitable spending. Related disclosures to shareholders generally are supported.

Case-by-Case

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The following provides biographical information about the individuals who are primarily responsible for the day-to-day management of the Registrant’s portfolio (“Portfolio Managers”) as of the date of this filing:

Jeffrey E. Gundlach (Portfolio Manager since the Fund’s inception)

Mr. Jeffrey E. Gundlach is the founder and Chief Executive Officer and Chief Investment Officer of DoubleLine Capital LP (“DoubleLine” or the “Adviser”). Mr. Gundlach has been Chief Executive Officer of DoubleLine since its inception in December 2009.

Andrew Hsu (Portfolio Manager since April 2020)

Mr. Hsu joined DoubleLine in 2009. He is a Portfolio Manager and heads the Global Infrastructure and Asset-Backed Securities (ABS) group. He is a permanent member of the Fixed Income Asset Allocation and Structured Products Committees.

Ken Shinoda (Portfolio Manager since April 2020)

Mr. Shinoda joined DoubleLine in 2009. He is the Chair of the Structured Products Committee and a Portfolio Manager overseeing the Non-Agency Residential Mortgage-Backed Securities (RMBS) group. He is a permanent member of the Fixed Income Asset Allocation Committee.

(a)(2) The following provides information on other accounts managed on a day-to-day basis by the Portfolio Managers listed above as of September 30, 2024:

Name of Portfolio Manager	Number of Accounts	Total Assets of Accounts ($ millions)	Number of Accounts Subject to a Performance Fee	Total Assets of Accounts Subject to a Performance Fee ($ millions)
Jeffrey E. Gundlach
Registered investment companies	32	$66,602	-	-
Other pooled investment vehicles	22	$7,216	2	$731
Other accounts	68	$16,939	3	$1,803
Andrew Hsu
Registered investment companies	6	$34,215	-	-
Other pooled investment vehicles	6	$1,854	-	-
Other accounts	23	$7,610	1	$764
Ken Shinoda
Registered investment companies	4	$33,469	-	-
Other pooled investment vehicles	3	$337	1	$232
Other accounts	19	$5,218	-	-

Conflicts of Interest

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest also may result because of the Adviser’s other business activities. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Fund, be managed (benchmarked) against the same index the Fund tracks, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio managers’ management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that a portfolio manager could use this information to the advantage of other accounts under management, and also theoretically possible that actions could be taken (or not taken) to the detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of a portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but securities may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. The Adviser has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under the Adviser’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines, the Adviser’s investment outlook, cash availability and a series of other factors. The Adviser has also adopted additional internal practices to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues. Conflicts potentially limiting the Fund’s investment opportunities may also arise when the Fund and other clients of the Adviser invest in different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other clients of the Adviser or the Adviser may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Fund’s investment opportunities. Additionally, if the Adviser acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager or other investment personnel may be restricted from purchasing securities or selling certain securities for the Fund or other clients. When making investment decisions where a conflict of interest may arise, the Adviser will endeavor to act in a fair and equitable manner between the Fund and other clients; however, in certain instances the resolution of the conflict may result in the Adviser acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Fund.

Broad and Wide-Ranging Activities. The portfolio managers, the Adviser and its affiliates engage in a broad spectrum of activities. In the ordinary course of their business activities, the portfolio managers, the Adviser and its affiliates may engage in activities where the interests of certain divisions of the Adviser and its affiliates or the interests of their clients may conflict with the interests of the shareholders of the Fund.

Possible Future Activities. The Adviser and its affiliates may expand the range of services that it provides over time. Except as provided herein, the Adviser and its affiliates will not be restricted in the scope of its business or in the performance of any such services (whether now offered or undertaken in the future) even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. The Adviser and its affiliates have, and will continue to develop, relationships with a significant number of companies, financial sponsors and their senior managers, including relationships with clients who may hold or may have held investments similar to those intended to be made by the Fund. These clients may themselves represent appropriate investment opportunities for the Fund or may compete with the Fund for investment opportunities.

Performance Fees and Personal Investments. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance or in respect of which the portfolio manager may have made a significant personal investment. Such circumstances may create a conflict of interest for a portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund. The Adviser has adopted policies and procedures reasonably designed to allocate investment opportunities between the Fund and performance fee based accounts on a fair and equitable basis over time.

Use of Leverage. During periods in which the Fund is using leverage, the fees paid to the Adviser for investment advisory services, which may directly or indirectly affect the portfolio managers’ compensation, will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s total managed assets, including assets attributable to reverse repurchase agreements, dollar roll transactions or similar transactions and/or borrowings, and to any preferred shares that may be outstanding, which may create an incentive for a portfolio manager to leverage the Fund or to leverage using strategies that increase the Adviser’s fee.

(a)(3) The following describes how the Adviser is compensated as of September 30, 2024:

The Fund pays a monthly fee to the Adviser, computed and paid at the annual rate (as a percentage of the Fund’s average daily total managed assets) of 1.00%. “Total managed assets” means the total assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar roll transactions or similar transactions, borrowings, and/or preferred shares that may be outstanding) minus accrued liabilities (other than liabilities representing reverse repurchase agreements, dollar roll transactions or similar transactions, and/or borrowings). For purposes of calculating “total managed assets,” the liquidation preference of any preferred shares outstanding is not considered a liability. With respect to any reverse repurchase agreements, dollar rolls or similar transactions, “total managed assets” also includes any proceeds from the sale of an asset of the Fund to a counterparty in such a transaction, in addition to the value of the asset so sold as of the relevant measuring date. The average daily total managed assets of the Fund for any month is determined by taking an average of all of the determinations of total managed assets during such month at the close of business on each business day during such month.

The overall objective of the compensation program for portfolio managers is for the Adviser to attract competent and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate are designed to achieve these objectives and to reward the portfolio managers for their contribution to the success of their clients and the Adviser. Portfolio managers are compensated through a combination of base salary, discretionary bonus and equity participation in the Adviser. Bonuses and equity generally represent most of the portfolio managers’ compensation. However, in some cases, portfolio managers may have a profit sharing interest in the revenue or income related to the areas for which the portfolio managers are responsible. Such profit sharing arrangements can comprise a significant portion of a portfolio manager’s overall compensation.

Salary. Salary is agreed to with managers at time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of a portfolio manager’s compensation.

Discretionary Bonus/Guaranteed Minimums. Portfolio managers receive discretionary bonuses. However, in some cases, pursuant to contractual arrangements, some portfolio managers may be entitled to a mandatory minimum bonus if the sum of their salary and profit sharing does not reach certain levels.

Equity Incentives. Portfolio managers may participate in equity incentives based on overall firm performance of the Adviser, through direct ownership interests in the Adviser or participation in stock option or stock appreciation plans of Adviser. These ownership interests or participation interests provide eligible portfolio managers the opportunity to participate in the financial performance of the Adviser as a whole. Participation is generally determined in the discretion of Adviser, taking into account factors relevant to a portfolio manager’s contribution to the success of Adviser.

Other Plans and Compensation Vehicles. Portfolio managers may elect to participate in the Adviser’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis. The Adviser may also choose, from time to time to offer certain other compensation plans and vehicles, such as a deferred compensation plan, to portfolio managers.

Summary. As described above, an investment professional’s total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including the contribution made to the overall investment process. Not all factors apply to each investment professional and there is no particular weighting or formula for considering certain factors. Among the factors considered are: relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance); complexity of investment strategies; participation in the investment team’s dialogue; contribution to business results and overall business strategy; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of the Adviser’s leadership criteria.

(a)(4) The following provides information about the dollar range of equity securities in the Registrant beneficially owned by the Portfolio Managers as of September 30, 2024:

Aggregate Dollar Range of Beneficial
Portfolio Manager	Ownership in the Registrant
Jeffrey E. Gundlach	None
Andrew Hsu	None
Ken Shinoda	None

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the Registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act made in the period covered by this report.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

Item 16. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The Registrant did not engage in securities lending activities during the fiscal year reported on this Form N-CSR.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 19. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240, 10D-1) by the registered national securities exchange or registered nations securities association upon which the Registrant’s securities are listed. Not applicable.

(3) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)). Filed herewith.

(4) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. Not applicable.

(5) Change in the Registrant’s independent public accountant. There was no change in the Registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

(c)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in Registration Statement No. 333-273026 on Form N-2 of our report dated November 20, 2024, relating to the financial statements and financial highlights of DoubleLine Opportunistic Credit Fund and appearing in this Annual Report on Form N-CSR for the year ended September 30, 2024.

/s/ Deloitte & Touche LLP

Costa Mesa, California

November 20, 2024

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DoubleLine Opportunistic Credit Fund

By (Signature and Title)*	/s/ Ronald R. Redell
Ronald R. Redell, President and Chief Executive Officer

Date	11/29/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Ronald R. Redell
Ronald R. Redell, President and Chief Executive Officer

Date	11/29/2024

By (Signature and Title)*	/s/ Henry V. Chase
Henry V. Chase, Treasurer and
Principal Financial and Accounting Officer

Date	11/29/2024